UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 033-67490 File No. 811-07972

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/X/

Pre-Effective Amendment No. ______	/ /

Post-Effective Amendment No. 64	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/X/

Amendment No. 66

(Check appropriate box or boxes)

DELAWARE GROUP ADVISER FUNDS
(Exact Name of Registrant as Specified in Charter)

2005 Market Street, Philadelphia, Pennsylvania	19103-7094
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:	(800) 523-1918

David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
(Name and Address of Agent for Service)

Please send copies of all communications to:

Jonathan M. Kopcsik, Esq.
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square, Philadelphia, PA 19103-7098
(215) 564-8099

Taylor Brody, Esq.
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square, Philadelphia, PA 19103-7098
(215) 564-8071

Approximate Date of Proposed Public Offering:	February 28, 2020

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/X/	on February 28, 2020 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--- C O N T E N T S ---

This Post-Effective Amendment No. 64 to Registration File No. 033-67490 includes the following:

1.	Facing Page

2.	Contents Page

3.	Part A – Prospectuses (3)

4.	Part B - Statement of Additional Information (1)

5.	Part C - Other Information

6.	Signatures

7.	Exhibits

Prospectus

Delaware Diversified Income Fund

Fixed income mutual fund

Nasdaq ticker symbols
Class A	DPDFX
Class C	DPCFX
Class R	DPRFX
Institutional Class	DPFFX
Class R6	DPZRX

February 28, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Fund summary

Delaware Diversified Income Fund

What is the Fund’s investment objective?

Delaware Diversified Income Fund seeks maximum long-term total return, consistent with reasonable risk.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C		R	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none		none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%	[1]	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		R		Inst.		R6
Management fees	0.46%		0.46%		0.46%		0.46%		0.46%
Distribution and service (12b-1) fees	0.25%		1.00%		0.50%		none		none
Other expenses	0.17%		0.17%		0.17%		0.17%		0.08%	[2]
Total annual fund operating expenses	0.88%		1.63%		1.13%		0.63%		0.54%
Fee waivers and expense reimbursements	(0.18%)	[3]	(0.18%)	[3]	(0.18%)	[3]	(0.18%)	[3]	(0.18%)	[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.70%		1.45%		0.95%		0.45%		0.36%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]	“Other expenses” account for Class R6 shares not being subject to certain expenses as described further in the section of the Prospectus entitled “Choosing a share class.”
[3]

The Fund's investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.45% of the Fund's average daily net assets for all share classes other than Class R6, and 0.36% of the Fund's Class R6 shares' average daily net assets, from Feb. 28, 2020 through Mar. 1, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	R	Inst.	R6
1 year	$518	$148	$248	$97	$46	$37
3 years	$701	$497	$497	$341	$184	$155
5 years	$899	$870	$870	$605	$333	$284
10 years	$1,470	$1,918	$1,918	$1,359	$769	$660

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Fund summary

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 167% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Fund allocates its investments principally among the following four sectors of the fixed income securities markets: the US investment grade sector, the US high yield sector, the international developed markets sector, and the emerging markets sector. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities (80% policy). The Fund’s investment manager, Delaware Management Company (Manager), will determine how much of the Fund’s assets to allocate to each of the four sectors, based on its evaluation of economic and market conditions, and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the four sectors. The Manager will periodically reallocate the Fund’s assets as deemed necessary. In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

Under normal circumstances, between 5% and 35% of the Fund’s net assets will be allocated to the US high yield sector. The Fund’s investments in emerging markets will, in the aggregate, be limited to no more than 20% of the Fund’s net assets. The Fund will limit its investments in foreign securities to between 5% and 40% of its net assets and will seek to hedge its foreign currency exposure, which will be limited to 20% of the Fund’s net assets, by entering into forward foreign currency contracts.

The Fund may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment. The Fund may invest in mortgage-backed securities and other asset-backed securities. The Fund may also use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective.

The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of

2

bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Loans and other indebtedness risk — The risk that the fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Prepayment risk — The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. A fund may then have to reinvest that money at a lower interest rate.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Leveraging risk — The risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Valuation risk — The risk that a less liquid secondary market may make it more difficult for a fund to obtain precise valuations of certain securities in its portfolio.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

LIBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR, especially those that do not have fallback provisions.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Diversified Income Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

3

Fund summary

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 4.35% for the quarter ended March 31, 2019, and its lowest quarterly return was -3.63% for the quarter ended June 30, 2013. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2019

	1 year	5 years	10 years or lifetime
Class A return before taxes	5.74%	2.20%	3.54%
Class A return after taxes on distributions	4.44%	0.83%	1.90%
Class A return after taxes on distributions and sale of Fund shares	3.37%	1.05%	2.06%
Class C return before taxes	8.93%	2.37%	3.24%
Class R return before taxes	10.35%	2.85%	3.75%
Class R6 return before taxes (lifetime: 5/2/16–12/31/19)	10.99%	n/a	4.05%
Institutional Class return before taxes	10.90%	3.37%	4.27%
Bloomberg Barclays US Aggregate Index (reflects no deduction for fees, expenses, or taxes)	8.72%	3.05%	3.75%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Roger A. Early, CPA, CFA	Senior Managing Director, Chief Investment Officer — US Fixed Income	May 2007
J. David Hillmeyer, CFA	Senior Managing Director, Head of Global and Multi-Asset Credit	February 2011
Brian C. McDonnell, CFA	Senior Managing Director, Head of US Core Fixed Income	February 2015
Adam H. Brown, CFA	Managing Director, Senior Portfolio Manager	November 2015
John P. McCarthy, CFA	Managing Director, Senior Portfolio Manager	July 2016
Daniela Mardarovici, CFA	Managing Director, Co-Head of US Multisector/Core Plus Fixed Income	March 2019

4

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through the Fund’s website at delawarefunds.com; by calling 800 523-1918; by regular mail (c/o Macquarie Investment Management, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds® by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

How we manage the Fund

The Manager takes a disciplined approach to investing, combining investment strategies and risk-management techniques that it believes can help shareholders meet their goals.

Our principal investment strategies

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund’s investment objective. In addition to the investments discussed below, the Fund may use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Fund will use derivatives for both hedging and non-hedging purposes. The Fund will not use derivatives for reasons inconsistent with its investment objective.

The Fund allocates its investments principally among the US investment grade, US high yield, international developed markets, and emerging markets sectors. The relative proportion of the Fund’s assets to be allocated among these sectors is described below:

US investment grade sector

Under normal circumstances, there is no limit to the amount of the Fund’s total assets that will be invested in the US investment grade sector. In managing the Fund’s assets allocated to the investment grade sector, the Manager will invest principally in debt obligations issued or guaranteed by the US government, its agencies or instrumentalities, and by US corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of US companies. The US government securities in which the Fund may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the US government, and by various agencies or instrumentalities which have been established or sponsored by the US government.

The investment grade sector of the Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the US government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, nongovernment entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle, and other loans, wholesale dealer floor plans, and leases.

Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories or will be unrated securities that the Manager determines are of comparable quality.

US high yield sector

Under normal circumstances, between 5% and 35% of the Fund’s net assets will be allocated to the US high yield sector. The Manager will invest the Fund’s assets that are allocated to the high yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in domestic corporate debt obligations, including notes, which may be convertible or nonconvertible, commercial paper, units consisting of bonds with stock or warrants to buy stock, attached debentures, convertible debentures, zero coupon bonds, and payment-in-kind securities. The Fund also may invest in mortgage-backed and asset-backed securities in the US high yield sector.

The Fund will invest in both rated and unrated high yield bonds. The rated high yield bonds that the Fund may purchase in this sector will generally be rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P) and lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO). Unrated high yield bonds may be more speculative in nature than rated high yield bonds.

International developed markets sector

Under normal circumstances, up to 40% of the Fund’s net assets may be invested, in the aggregate, in the international developed markets and emerging markets sectors. The international developed markets sector invests primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in international developed markets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank.

The Fund may invest in sponsored and unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), or global depositary receipts (GDRs). The Fund may also invest in zero coupon bonds and may purchase shares of other investment companies.

The Fund will invest in both rated and unrated foreign securities.

6

The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Fund may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts, which will be limited to 20% of the Fund’s net assets, in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.

Emerging markets sector

The Fund’s investments in emerging markets will, in the aggregate, be limited to no more than 20% of the Fund’s net assets. The Fund may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries. As with the international sector, the fixed income securities in the emerging markets sector may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. In addition to the risks associated with investing in all foreign securities, emerging markets debt is subject to specific risks, particularly those that result from emerging markets generally being less stable, politically and economically, than developed markets. There is substantially less publicly available information about issuers in emerging markets than there is about issuers in developed markets, and the information that is available tends to be of a lesser quality. Also, emerging markets are typically less mature, less liquid, and subject to greater price volatility than are developed markets.

In addition, the Manager may seek investment advice and recommendations from its Affiliated Sub-Advisors. The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The Fund’s investment objective and 80% policy are nonfundamental. This means that the Fund’s Board of Trustees (Board) may change the objective and 80% policy without obtaining shareholder approval. If the objective or 80% policy were changed, the Fund would notify shareholders at least 60 days before the change became effective.

The securities in which the Fund typically invests

Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Please see the Fund’s SAI for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

Corporate bonds

Corporate bonds are bonds, notes, or debentures issued by corporations and other business organizations.

How the Fund uses them: The Fund may invest in bonds rated in one of the four highest rating categories for the Fund’s US investment grade sector, and the Manager may invest in bonds rated lower than BBB- by S&P and lower than Baa3 by Moody’s for the Fund’s US high yield sector and international developed markets sector.

High yield corporate bonds (junk bonds)

High yield corporate bonds are debt obligations issued by a corporation and rated below investment grade (lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another NRSRO). High yield bonds, also known as “junk bonds,” are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

How the Fund uses them: The Fund may invest up to 35% of its net assets in below-investment-grade securities. The Manager carefully evaluates an individual company’s financial situation, its management, the prospects for its industry, and the technical factors related to its bond offering. The Manager’s goal is to identify those companies that it believes will be able to repay their debt obligations in spite of poor ratings. The Fund may invest in unrated bonds if the Manager believes their credit quality is comparable to the rated bonds in which the Fund is permitted to invest. Unrated bonds may be more speculative in nature than rated bonds.

Mortgage-backed securities (MBS)

MBS are fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the US government or its agencies or instrumentalities, such as Freddie Mac, Fannie Mae, and Ginnie Mae. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the US government or its agencies or instrumentalities.

How the Fund uses them: The Fund may invest in MBS issued or guaranteed by the US government, its agencies or instrumentalities, or by government-sponsored corporations.

7

How we manage the Fund

Collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs)

CMOs are privately issued mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. They are issued by US government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages’ maturities.

How the Fund uses them: The Fund may invest in CMOs and REMICs. Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities are generally considered illiquid and to such extent, together with any other illiquid investments, will not exceed the Fund’s limit on illiquid investments. In addition, subject to certain quality and collateral limitations, the Manager may invest up to 20% of the Fund’s total assets in CMOs and REMICs issued by private entities that are not collateralized by securities issued or guaranteed by the US government, its agencies or instrumentalities, so called “nonagency mortgage-backed securities.”

Asset-backed securities (ABS)

ABS are bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.

How the Fund uses them: The Fund may invest in ABS.

US government securities

US government securities are direct US obligations that include bills, notes, and bonds, as well as other debt securities, issued by the US Treasury, and securities of US government agencies or instrumentalities. US Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and US government-sponsored instrumentalities may or may not be backed by the “full faith and credit” of the US. In the case of securities not backed by the “full faith and credit” of the US, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.

How the Fund uses them: The Fund may invest in US government securities for temporary purposes or otherwise, as is consistent with the Fund’s investment objective and policies. These securities are issued or guaranteed as to the payment of principal and interest by the US government, or by various agencies or instrumentalities that have been established or sponsored by the US government.

Foreign government securities

Foreign government securities are securities issued by a government (other than the United States) or by an agency, instrumentality, or political subdivision of such government in both developed and emerging markets.

How the Fund uses them: The fixed income securities in which the Fund may invest include those issued by foreign governments.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: Typically, the Fund uses repurchase agreements as short-term investments for its cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is composed of US government securities. At the Manager’s discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the US government, its agencies or instrumentalities, or government-sponsored corporations.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under US securities laws.

How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s limit on investments in illiquid investments.

Illiquid investments

Illiquid investments are any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid investments.

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Short-term debt instruments

These instruments include: (1) time deposits, certificates of deposit, and banker’s acceptances issued by US banks; (2) time deposits and certificates of deposit issued by foreign banks; (3) commercial paper with the highest quality rating; (4) short-term debt obligations with the highest quality rating; (5) US government securities; and (6) repurchase agreements collateralized by those instruments.

How the Fund uses them: The Fund may invest in these instruments either as a means to achieve its investment objective or, more commonly, as temporary defensive investments or pending investment in its principal investment securities. When investing all or a significant portion of the Fund’s assets in these instruments, the Fund may not be able to achieve its investment objective.

Time deposits

Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

How the Fund uses them: The Fund will not purchase time deposits maturing in more than seven days, and time deposits maturing from two Business Days through seven calendar days will not exceed 15% of the Fund’s total assets.

Zero coupon and payment-in-kind (PIK) bonds

Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par values. PIK bonds pay interest through the issuance to holders of additional securities.

How the Fund uses them: The Fund may purchase fixed income securities, including zero coupon bonds and PIK bonds consistent with its investment objective.

Foreign securities

Foreign securities are securities of issuers which are classified by index providers, or by the investment manager applying internally consistent guidelines, as being assigned to countries outside the United States. Investments in foreign securities include investments in American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs). ADRs are receipts issued by a depositary (usually a US bank) and EDRs and GDRs are receipts issued by a depositary outside of the US (usually a non-US bank or trust company or a foreign branch of a US bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or US issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

How the Fund uses them: The Fund may invest in sponsored and unsponsored ADRs. The Fund will typically invest in ADRs that are actively traded in the United States.

In conjunction with the Fund’s investments in foreign securities, it may also invest in sponsored and unsponsored EDRs and GDRs.

Futures and options

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement, a futures contract, or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

Certain options and futures may be considered illiquid.

How the Fund uses them: The Fund may invest in futures, options, and closing transactions related thereto. These activities will be entered into for hedging purposes and to facilitate the ability to quickly deploy into the market the Fund’s cash, short-term debt securities, and other money market instruments at times when its assets are not fully invested. The Fund may only enter into these transactions for hedging purposes if they are consistent with the Fund’s investment objective and policies. The Fund may not engage in such transactions to the extent that obligations resulting from these activities, in the aggregate, exceed 25% of the Fund’s total assets. In addition, the Fund may enter into futures contracts, purchase or sell options on futures contracts, trade in options on foreign currencies, and enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with the Fund’s investments. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign currencies

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How we manage the Fund

operate similarly to options on securities. To the extent that the Fund sells or “writes” put and call options, or enters into futures contracts, the Fund will designate assets sufficient to “cover” these obligations and mark them to market daily.

Forward foreign currency contracts

A fund may invest in securities of foreign issuers and may hold foreign currency. In addition, a fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward foreign currency” contract or “forward” contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

How the Fund uses them: Although the Manager values the Fund’s assets daily in terms of US dollars, it does not intend to convert the Fund’s holdings of foreign currencies into US dollars on a daily basis. The Fund is permitted to, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of portfolio transactions and to minimize currency value fluctuations.

Interest rate swap, index swap, and credit default swap agreements

In an interest rate swap, a fund receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate.

In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index.

In a credit default swap, a fund may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, or restructuring, for example) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a fund may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party.

Interest rate swaps, index swaps, and credit default swaps may be considered illiquid.

How the Fund uses them: The Fund may use interest rate swaps to adjust its sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to it on favorable terms. The Fund may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. If the Fund has any financial obligation under a swap agreement, it will designate cash and liquid assets sufficient to cover the obligation and will value the designated assets daily as long as the obligation is outstanding.

At times when the Manager anticipates adverse conditions, the Manager may want to protect gains on securities without actually selling them. The Manager might use swaps to neutralize the effect of any price declines without selling a bond or bonds.

Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Bank loans and other indebtedness

A bank loan represents an interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiror of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

How the Fund uses them: The Fund may invest without restriction in bank loans that meet the credit standards established by the Manager. The Manager performs its own independent credit analysis on each borrower and on the collateral securing each loan and considers the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. The Fund may invest in bank loans in order to enhance total return, to effect diversification, or to earn additional income. The Fund will not use bank loans for reasons inconsistent with its investment objectives.

Short sales

Short sales are transactions in which a fund sells a security it does not own and, at the time the short sale is effected, the fund incurs an obligation to replace the security borrowed no matter what its price may be at the time the fund delivers it to the lender.

How the Fund uses them: The Manager may establish short positions in exchange traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Fund, of a decline in a particular market sector to which the Fund has significant exposure, or of the exposure to

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securities owned by the Fund in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Fund’s holdings. There is no assurance that any such short sales will achieve their intended objective(s). The Manager will not engage in short sales for speculative purposes.

Other investment strategies

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its total assets.

Purchasing securities on a when-issued or delayed-delivery basis

The Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a fund could experience a higher or lower return than anticipated.

How the Fund strives to manage it: The Manager maintains a long-term investment approach and focuses on securities that it believes can continue to provide returns over an extended time frame regardless of interim market fluctuations. Generally, the Manager does not try to predict overall market movements.

In evaluating the use of an index swap for the Fund, the Manager carefully considers how market changes could affect the swap and how that compares to investing directly in the market the swap is intended to represent. When selecting counterparties with whom the Manager would make interest rate or index swap agreements for the Fund, the Manager does careful credit analysis on the counterparty before engaging in the transaction.

Industry, sector and security risks

Industry and sector risks are the risks that the value of securities in a particular industry or sector (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

How the Fund strives to manage them: The Manager limits the amount of the Fund’s assets invested in any one industry and in any individual security.

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How we manage the Fund

The Fund typically holds a number of different securities in a variety of sectors in order to minimize the impact that a poorly performing security would have on the Fund.

Interest rate risk

Interest rate risk is the risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated. For example, if a fund holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make interest payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

How the Fund strives to manage it: The Fund is subject to various interest rate risks depending upon its investment objectives and policies. The Manager cannot eliminate this risk, but tries to address it by monitoring economic conditions, especially interest rate trends and their potential impact on the Fund. The Manager does not try to increase returns on the Fund’s investments in debt securities by predicting and aggressively capitalizing on interest rate movements.

By investing in swaps, the Fund is subject to additional interest rate risk. Each Business Day, the Manager will calculate the amount the Fund must pay for any swaps it holds and will designate enough cash or other liquid securities to cover that amount.

Credit risk

Credit risk is the risk that an issuer of a debt security, including a governmental issuer or an entity that insures the bond, may be unable to make interest payments and/or repay principal in a timely manner. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value, which would impact fund performance.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss because they are rated below investment grade, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt payments on the bonds. A protracted economic downturn may severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, and adversely affect the ability of high yield issuers to repay principal and interest. Investment by a fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a fund of its initial investment and any anticipated income or appreciation may be uncertain. A fund also may incur additional expenses in seeking recovery on defaulted securities. Defaulted securities may be considered illiquid.

How the Fund strives to manage it: The Manager carefully evaluates and monitors the financial situation of each entity whose bonds are held in the portfolio. The Manager also tends to hold a relatively large number of different bonds to minimize the risk should any individual issuer be unable to pay its interest or repay principal. This is a substantial risk for the Fund because it may invest up to 35% of its net assets in fixed income securities rated below investment grade.

High yield corporate (junk) bond risk

High yield corporate bonds (commonly known as “junk” bonds), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default, and a more limited and less liquid secondary market than higher rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities because they are rated below investment grade. Lower rated and unrated fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed income securities, which react primarily to fluctuations in the general level of interest rates. Fixed income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk. High yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.

How the Fund strives to manage it: The Manager attempts to reduce the risk associated with investment in high yield debt securities through credit analysis and attention to trends in the economy, industries, and financial markets.

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Foreign risk

Foreign risk is the risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

How the Fund strives to manage it: The Manager attempts to reduce the risks presented by such investments by conducting worldwide fundamental research, including country visits. In addition, the Manager monitors current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, the Fund may hedge exposure to those currencies for defensive purposes.

Emerging markets risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Fund strives to manage it: The Manager may invest a portion of the Fund’s assets in securities of issuers located in emerging markets. The Manager cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets, and other relevant factors.

Currency risk

Currency risk is the risk that the value of a fund’s investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

How the Fund strives to manage it: The Fund, which has exposure to global and international investments, may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-US dollar denominated securities, it may invest in forward foreign currency contracts, and foreign currency options and futures transactions. These activities pose special risks that do not typically arise in connection with investments in US securities.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

How the Fund strives to manage it: The Fund limits its exposure to illiquid investments to no more than 15% of its net assets.

Zero coupon and payment-in-kind (PIK) bonds risk

Zero coupon and PIK bonds involve certain risks. They are generally considered more interest sensitive than income-bearing bonds, more speculative than interest-bearing bonds, and have certain tax consequences that could, under certain circumstances, be adverse to a fund. For example, a fund accrues, and is required to distribute to shareholders, income on its zero coupon bonds. However, a fund may not receive the cash associated with this income until the bonds are sold or mature. If a fund does not have sufficient cash to make the required distribution of accrued income, the fund could be required to sell other securities in its portfolio or to borrow to generate the cash required.

How the Fund strives to manage it: The Fund may invest in zero coupon and PIK bonds to the extent consistent with its investment objective. The Manager cannot eliminate the risks of zero coupon bonds, but it does try to address them by monitoring economic conditions, especially interest rate trends and their potential impact on the Fund.

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How we manage the Fund

Prepayment risk

Prepayment risk is the risk that homeowners will prepay mortgages during periods of low interest rates, forcing a fund to reinvest its money at interest rates that might be lower than those on the prepaid mortgage. Prepayment risk may also affect other types of debt securities, but generally to a lesser extent than mortgage securities.

How the Fund strives to manage it: The Fund may invest in MBS, CMOs, and REMICs. The portfolio managers take into consideration the likelihood of prepayment when mortgages are selected. They may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

Transaction costs risk

Transaction costs risk is the risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

How the Fund strives to manage it: The Fund is subject to transaction costs risk to the extent that its objective and policies permit it to invest, and it actually does invest, in foreign securities. The Manager strives to monitor transaction costs and to choose an efficient trading strategy for the Fund.

Foreign government securities risk

Foreign government securities risk relates to the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments will be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.

How the Fund strives to manage it: The Manager attempts to reduce the risks associated with investing in foreign governments by limiting the portion of portfolio assets that may be invested in such securities.

Valuation risk

A less liquid secondary market as described above can make it more difficult to obtain precise valuations of certain securities. During periods of reduced liquidity, judgment plays a greater role in valuing less liquid investments.

How the Fund strives to manage it: The Manager will strive to manage this risk by carefully evaluating individual bonds and by limiting the amount of the Fund’s assets that can be allocated to privately placed high yield securities.

Government and regulatory risks

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

How the Fund strives to manage them: The Manager evaluates the economic and political climate in the relevant jurisdictions before selecting securities for the Fund. The Manager typically diversifies the Fund’s assets among a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a fund’s taxable income or gains. A fund’s transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund’s securities. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

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Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits.

How the Fund strives to manage it: The Fund will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty risk

Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The Manager seeks to minimize this risk by considering the creditworthiness of all counterparties before the Fund enters into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

Loans and other indebtedness risk

Loans and other indebtedness risk is the risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other indebtedness acquired by a fund may involve revolving credit facilities or other standby financing commitments that obligate a fund to pay additional cash on a certain date or on demand. These commitments may require a fund to increase its investment in a company at a time when that fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a fund may be required to rely upon another lending institution to collect and pass on to the fund amounts payable with respect to the loan and to enforce the fund’s rights under the loan and other indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the fund from receiving such amounts. The highly leveraged nature of many such loans and other indebtedness may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other indebtedness may involve additional risk to the fund.

A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. Extended trade settlement periods may result in cash not being immediately available to a fund. As a result of these factors, a fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.

In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Federal securities laws provide protections against fraud and misrepresentation in connection with the offering and sale of a “security.” Loans in which a fund may invest may not be deemed to be “securities” for purposes of such anti-fraud protections. A fund may therefore not have the protection of the anti-fraud provisions of the federal securities laws in the event of fraud or misrepresentation by a borrower. However, a fund in such a scenario may be able to rely on contractual provisions in the loan documents for alternative protections, or use common-law fraud protections under applicable state law.

How the Fund strives to manage it: These risks may not be completely eliminated, but the Manager will attempt to reduce them through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should the Manager determine that any of these securities are illiquid, the securities would be subject to the Fund’s restrictions on illiquid investments.

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How we manage the Fund

Short sales risk

Short positions in securities may be more risky than long positions (purchases). If a fund has a short position in a security issued by an exchange traded fund or otherwise and the price of such security increases, the fund will lose money on its short position. Furthermore, during the time when a fund has a short position in such security, the fund must borrow that security in order to make delivery on the short sale, which raises the cost to the fund of entering into the transaction. A fund is therefore subject to the risk that a third party may fail to honor the terms of its contract with the fund related to the securities borrowing. Short sales also involve the risk of an unlimited increase in the market price of the security sold short, which would result in a theoretically unlimited loss. Moreover, although the trading price of a share of an exchange traded fund normally tracks the net asset value of such a share, in times of market stress, this value relationship will not necessarily prevail. Any deviation between the net asset value per share of such exchange traded fund and its trading price could create other risks for a fund if it held a short position in the securities of such an exchange traded fund. Such other risks include the possibility of a larger loss on the short position than would otherwise be the case, the reduced likelihood that the intended benefit of the short position will achieve its objective(s), and the increased likelihood of a demand to replace the borrowed security at a time when obtaining such replacement security may be difficult or impossible at a reasonable price.

Until a fund replaces a borrowed security in connection with a short sale, it will be required to maintain daily a segregated account at such a level that: (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Consequently, in the event of an increase in the price of a security in which a fund has a short position, it may have to increase the amount of collateral to be posted and may have to sell other securities in the portfolio to be able to do so. In times of market stress, making such sales may be difficult to do because of limited and declining liquidity.

Short sale strategies are often categorized as a form of leveraging. Please refer to “Leveraging risk” for more information.

How the Fund strives to manage it: The Fund’s total investments in exchange traded funds will not exceed 5% of net assets in any one exchange traded fund and 10% in all positions in investment companies, including exchange traded funds, in the aggregate.

Leveraging risk

Leveraging risk is the risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged. While it is anticipated that leverage may increase profitability, it may also accentuate the consequences of adverse price movements, resulting in increased losses.

How the Fund strives to manage it: The Fund will, consistent with industry practice, designate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the exposure created by these transactions.

LIBOR risk

The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR, especially those that do not have fallback provisions.

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR, the potential impact of the abandonment of LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Disclosure of portfolio holdings information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

16

Who manages the Fund

Investment manager

The Manager, located at 2005 Market Street, Philadelphia, PA 19103, is the Fund’s investment manager. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of Dec. 31, 2019, $177.9 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of 0.28% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the Fund’s investment advisory contract is available in the Fund’s annual report to shareholders for the period ended Oct. 31, 2019.

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) is located at Kaerntner Strasse 28, 1010 Vienna, Austria. MIMAK is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of Dec. 31, 2019, MIM managed more than $258.7 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK's specialized market knowledge.

Macquarie Investment Management Global Limited (MIMGL), is located at 50 Martin Place, Sydney, Australia. MIMGL is an affiliate of the Manager and a part of MIM. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of Dec. 31, 2019, MIM managed more than $258.7 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge.

Macquarie Investment Management Europe Limited, (MIMEL), is located at 28 Ropemaker Street, London, England. MIMEL is an affiliate of the Manager and a part of MIM. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of Dec. 31, 2019, MIM managed more than $258.7 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge.

Portfolio managers

Roger A. Early, J. David Hillmeyer, Brian C. McDonnell, Adam H. Brown, John P. McCarthy, and Daniela Mardarovici have primary responsibility for making day-to-day investment decisions for the Fund.

Roger A. Early, CPA, CFA Senior Managing Director, Chief Investment Officer — US Fixed Income
Roger A. Early is chief investment officer of the US fixed income business for Macquarie Investment Management Fixed Income (MFI). He rejoined Macquarie Investment Management in March 2007 as a member of the MFI portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in the Americas in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left the firm as head of its US investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining the firm in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

J. David Hillmeyer, CFA Senior Managing Director, Head of Global and Multi-Asset Credit
J. David Hillmeyer is head of the Global and Multi-Asset Credit team within Macquarie Investment Management Fixed Income (MFI) in the Americas. He is co-portfolio manager for the fixed rate diversified multisector, core plus, and investment grade corporate bond strategies. Prior to joining Macquarie Investment Management in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment

17

Who manages the Fund

Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor’s degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Brian C. McDonnell, CFA Senior Managing Director, Head of US Core Fixed Income
Brian C. McDonnell heads the US Core Fixed Income team within Macquarie Investment Management Fixed Income (MFI), with primary responsibility for portfolio construction and strategic asset allocation. He joined Macquarie Investment Management in March 2007 as a vice president and senior structured products analyst/trader for MFI, assuming portfolio management responsibilities in 2009. Prior to joining the firm, he was a managing director and head of fixed income trading at Sovereign Securities, where he was responsible for risk management and hedging of the firm’s holdings. Earlier in his career, he spent more than 10 years in various fixed income capacities with Prudential Securities in New York. McDonnell has a bachelor’s degree in finance from Boston College, and he is a member of the CFA Society of Philadelphia.

Adam H. Brown, CFA Managing Director, Senior Portfolio Manager
Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Investment Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management (MIM) in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

John P. McCarthy, CFA Managing Director, Senior Portfolio Manager
John P. McCarthy is a senior portfolio manager for the Macquarie Investment Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Investment Management (MIM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Daniela Mardarovici, CFA Managing Director, Co-Head of US Multisector/Core Plus Fixed Income
Daniela Mardarovici is co-head of the firm’s multisector and core plus strategies for Macquarie Investment Management Fixed Income (MFI). Prior to joining the firm in March 2019, she spent more than 13 years at BMO Global Asset Management as a senior portfolio manager. Since 2014, she was a member of the management committee of Taplin, Canida & Habacht (TCH), BMO’s US fixed income group, and helped lead business strategy and development efforts. Mardarovici was also responsible for driving investment strategy and managing institutional portfolios and mutual funds across a wide spectrum of strategies, including core, core plus, credit, multisector, and liability-driven investing (LDI). Previously, she led investment management efforts for mortgage-backed securities at Harris Investment Management. She started her career in 2000 as a proprietary trader at Gelber Group. In 2018, Mardarovici was named one of the top 20 female portfolio managers by CityWire. She graduated magna cum laude with a major in economics and finance/banking from the University of Nebraska at Omaha. She is a member of the CFA Society New York and the CFA Institute.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Manager of managers structure

The Fund and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Fund’s Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

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Who’s who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers.

Custodian/Fund accountant: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets. The fund accountant provides services such as calculating a fund’s net asset value (NAV) and providing financial reporting information for the fund.

Financial advisors: Financial advisors provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund’s management contract and changes to fundamental investment policies.

19

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial advisor (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in this Prospectus below and free of charge on the Delaware Funds website at delawarefunds.com. Additional information on sales charges can be found in the SAI, which is available upon request.

Please also see the “Broker-defined sales charge waiver policies” section in this Prospectus for information provided to the Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Class A, Class C, and Class R shares of the Fund have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A
•
Class A shares have an upfront sales charge of up to 4.50% that you pay when you buy the shares.

•
If you invest $100,000 or more, your front-end sales charge will be reduced.

•
You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.

•
Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. See “Dealer compensation” below for further information.

•
Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

•
Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

•
Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class R6 and Institutional Class shares.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $100,000	4.50%	5.13%
$100,000 but less than $250,000	3.50%	4.00%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

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* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem shares within the second year, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class C
•
Class C shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

•
In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

•
Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

•
For approximately ten years after you buy your Class C shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•
Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately ten years after you buy Class C shares. Conversion may occur as late as one month after the tenth anniversary of purchase, during which time Class C's higher 12b-1 fee applies. Please refer to the Fund’s SAI for more details on this automatic conversion feature.

•
You may purchase only up to $1 million of Class C shares at any one time. Orders that equal or exceed $1 million will be rejected.

•
Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Class R, Institutional Class, and Class R6 shares.

Calculation of contingent deferred sales charges — Class C
CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

Class R
•
Class R shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a CDSC.

•
Class R shares are subject to an annual 12b-1 fee no greater than 0.50% of average daily net assets.

•
Class R shares generally are available only to: (i) qualified and nonqualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and noncustodial 403(b) plans, as well as certain other nonqualified deferred compensation plans); and (ii) individual retirement account (IRA) rollovers from legacy Delaware Investments plans that were previously maintained on the Delaware Investments retirement recordkeeping system or the retirement recordkeeping system of Ascensus that are offering Class R shares to participants.

•
Except as noted above, no other IRAs are eligible for Class R shares (for example, no traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, or SARSEPs). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

•
Any account holding Class A shares of the Fund as of the date Class R shares were made available for the Fund continues to be eligible to purchase the Fund’s Class A shares after that date. Any account holding the Fund’s Class R shares is not eligible to purchase its Class A shares.

•
Unlike Class C shares, Class R shares do not automatically convert into another class.

•
Because of their higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Institutional Class, and Class R6 shares.

Institutional Class
•
Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund.

•
Institutional Class shares are not subject to a CDSC.

•
Institutional Class shares do not assess a 12b-1 fee.

21

About your account

•
Institutional Class shares are available for purchase only by the following:

○
retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;

○
tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;

○
a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

○
registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

○
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform;

○
through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs; or

○
private investment vehicles, including, but not limited to, foundations and endowments.

A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Class R6
•
Class R6 shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R6 shares are not subject to a CDSC.

•
Class R6 shares do not assess a 12b-1 fee.

•
Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries.

•
Class R6 shares are generally available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred compensation plans. In addition, for these employer-sponsored retirement plans, Class R6 shares must be held through plan level or omnibus accounts held on the books of the Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6.

•
Class R6 shares are also available for purchase through certain programs, platforms, or accounts that are maintained or sponsored by financial intermediary firms (including but not limited to, brokers, dealers, banks, trust companies, or entities performing trading/clearing functions), provided that the financial intermediary firm has entered into an agreement with the Distributor (or its affiliates) related to Class R6 for such programs, platforms or accounts.

•
In addition to the foregoing list of eligible investors, Class R6 shares are generally available to certain institutional investors and high net worth individuals who make a minimum initial investment directly in the Fund’s Class R6 shares of $1,000,000 or more and who have completed an application and been approved by the Fund for such investment. These institutional investors and high net worth individuals must retain Class R6 shares directly in their names and will not be permitted to hold such shares through an omnibus account or other similar arrangements.

•
Class R6 shares may not be available through certain financial intermediaries.

Dealer compensation

The financial intermediary who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class and Class R6 shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

	Class A1	Class C2	Class R3
Commission (%)	—	1.00%	—
Investment less than $100,000	4.00%	—	—
$100,000 but less than $250,000	3.00%	—	—
$250,000 but less than $500,000	2.00%	—	—
$500,000 but less than $1 million	1.60%	—	—

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	Class A1	Class C2	Class R3
$1 million but less than $5 million	1.00%	—	—
$5 million but less than $25 million	0.50%	—	—
$25 million or more	0.25%	—	—
12b-1 fee to dealer	0.25%	1.00%	0.50%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase.

2 On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately ten years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

3 On sales of Class R shares, the Distributor does not pay your securities dealer an upfront commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.50% from the date of purchase.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of the Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Delaware Funds), the Fund’s advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services. For Class R6 shares, the Distributor and its affiliates will generally not pay additional compensation to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (including sub transfer agent/recordkeeping payments.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of the Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or its affiliates’ payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund’s shares.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Fund’s transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in this Prospectus and to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial intermediary. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial

23

About your account

intermediary or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Fund’s transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Class R, Institutional Class, and Class R6 shares (if applicable) have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in Delaware Funds over a 13-month period to qualify for reduced front-end sales charges (as set forth in the SAI). Delaware Funds no longer accept retroactive letters of intent.

Upon your request, you can combine your holdings or purchases of Class A and Class C shares of Delaware Funds (as set forth in the SAI) as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Reinvestment of redeemed shares

Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge.

Class A	Class C
Available.	Not available.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Buying Class A shares at net asset value

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.

•
Shares purchased under the Delaware Funds dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.

•
Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, any of the Manager’s current affiliates and those that may in the future be created, or any predecessor fund to a Delaware Fund, including the funds formerly advised by Foresters Investment Management Company, Inc. or any other fund families acquired or merged into the Delaware Funds; (ii) current employees of legal counsel to Delaware Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer’s agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

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•
Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Funds.

•
Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

•
Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

•
Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

•
Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Institutional Class, if applicable.

•
Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans or programs.

•
Purchases by certain legacy bank-sponsored retirement plans and certain legacy retirement assets that meet requirements set forth in the SAI.

•
Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

•
Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.

•
Purchases by certain participants of particular group retirement plans as described in the SAI.

•
Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund’s eligibility requirements set by the predecessor fund’s company.

Waivers of contingent deferred sales charges

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. Class R, Institutional Class, and Class R6 shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs.

CDSCs for Class A and Class C shares may be waived under the following circumstances, except as noted otherwise:

•
Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

•
Redemptions that result from the right to liquidate a shareholder’s account: Redemptions that result from the right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

•
Section 401(a) qualified retirement plan distributions: Distributions to participants or beneficiaries from a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

•
Section 401(a) qualified retirement plan redemptions: Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

•
Periodic distributions or systematic withdrawals from a retirement account or qualified plan: Periodic distributions or systematic withdrawals from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

25

About your account

•
Returns of excess contributions due to any regulatory limit: Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

•
Distributions by other employee benefit plans: Distributions by other employee benefit plans to pay benefits.

•
Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

•
Redemptions by certain legacy retirement assets: Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.

•
Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.

1 Qualified plans that are fully redeemed at the direction of the plan’s fiduciary may be subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

How to buy shares

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie Service Center

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Macquarie Investment Management at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, deposits in the mail or with such services or receipt at the Fund’s post office box, of purchase orders, do not constitute receipt by the Fund or its agent. Please note that the Fund reserves the right to reject any purchase.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Delaware Funds by Macquarie Service Center at 800 523-1918 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Limitations on exchanges

Shareholders of Delaware Funds that were involved in a reorganization on Oct. 4, 2019 (Reorganization Funds) may not be able to exchange their shares for shares of Delaware Funds that are not Reorganization Funds at the present time. However, until the exchange privilege is available between Reorganization Funds and non-Reorganization Funds Class A shareholders may reinvest the proceeds of a redemption from Reorganization Funds in Class A shares of any other Delaware Fund without paying a sales charge up to 12 months after the redemption. See “Reinvestment of redeemed shares” above.

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Through automated shareholder services

You may purchase or exchange shares through our automated telephone service (for Class A, Class C, and Class R shares only), or through our website, delawarefunds.com (for Class A and Class C shares only). For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00pm Eastern time), you will pay that day’s closing Fund share price, which is based on the Fund’s NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day’s closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm Eastern time). The Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, the Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00pm Eastern time or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Board’s oversight.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Document delivery

To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund’s financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Delaware Funds by Macquarie Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

27

About your account

Inactive accounts

Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

How to redeem shares

Under normal circumstances, the Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Fund may use lines of credit to meet redemption requests.

Availability of these services may be limited by your financial intermediary and by the way your account is registered with Delaware Funds.

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will receive that day’s closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to the Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie Service Center

By mail

You may redeem your shares by mail by writing to: Macquarie Investment Management at P.O. Box 9876, Providence, RI 02940-8076 for redemption requests by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Delaware Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Fund’s post office box, of redemption requests, do not constitute receipt by the Fund or the transfer agent.

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By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:

•
By check — Sent to your address of record, provided there has not been an address change in the last 30 days.

•
By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.

•
By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.

Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services

You may redeem shares through our automated telephone service or through our website, delawarefunds.com. For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Redemptions-in-kind

The Fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

Low balance accounts

For Class A and Class C shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.

For Class R, Institutional Class, and Class R6 shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days’ written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days’ written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, the Fund still reserves the right to liquidate the account.

Investor services

To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Delaware Funds website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Delaware Funds.

Online account access

Online account access is a password-protected area of the Delaware Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery

With Delaware Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

29

About your account

Automatic investment plan

The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares

If you received shares as the result of a merger or reorganization, you may not be able to exchange shares of the predecessor fund into other Delaware Funds at the current time. You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. In certain other circumstances, you may also be permitted to exchange your shares for shares of a different class of the Fund, but such exchange may be subject to a sales charge for the new shares. (Please refer to the SAI for more details.) You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. See “Limitations on exchanges” section.

Exchanges for money market funds

You can also exchange Class A money market fund shares for another fund without incurring a sales charge if the shares were acquired via an exchange from a load fund. The dividends earned on those shares are also eligible for the free exchange privilege. To the extent that shares are redeemed from the money market fund, the free exchange privilege is no longer available with respect to those shares. If a customer is eligible for both the free exchange privilege and reinstatement at NAV, the free exchange privilege will be used first followed by the reinstatement privilege. The amount available for the free exchange privilege will be reduced by any amount invested into a load fund that receives a sales charge waiver due to the reinstatement or free exchange privileges.

On demand service

The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one.

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year

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exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares (market timing and disruptive trading)

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing and disruptive trading. The Fund will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund considers short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Fund will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund’s then-current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders. While the Fund will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund’s shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund’s performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

31

About your account

Transaction monitoring procedures

The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund’s market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund’s monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Fund’s frequent trading policy with respect to an omnibus account, the Fund’s transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Fund’s transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Fund’s frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Fund’s transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If the Fund’s transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Fund shares.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare dividends daily and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute net realized capital gains, if any, at least annually, usually in November or December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

32

Tax considerations

Fund distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivative contracts may accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Fund is required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after Jan. 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds website at delawarefunds.com as the information becomes available.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After Dec. 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

33

About your account

Certain management considerations

Investments by fund of funds and similar investment vehicles

The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models. A “529 Plan” is a college savings program that operates under Section 529 of the Internal Revenue Code. Asset allocation models include the Delaware Funds by Macquarie Premier Advisor Platform, which offers asset allocation models using a mix of Delaware Funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

34

Financial highlights

Delaware Diversified Income Fund

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of a Class's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800 523-1918.

	Year ended
Class A shares	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$8.19	$8.74	$8.81	$8.74	$9.09
Income (loss) from investment operations:
Net investment income[1]	0.27	0.29	0.28	0.22	0.26
Net realized and unrealized gain (loss)	0.68	(0.53)	(0.03)	0.12	(0.27)
Total from investment operations	0.95	(0.24)	0.25	0.34	(0.01)
Less dividends and distributions from:
Net investment income	(0.27)	(0.25)	(0.32)	(0.26)	(0.29)
Net realized gain	—	—	—	—	(0.03)
Return of capital	(0.02)	(0.06)	— [2]	(0.01)	(0.02)
Total dividends and distributions	(0.29)	(0.31)	(0.32)	(0.27)	(0.34)
Net asset value, end of period	$8.85	$8.19	$8.74	$8.81	$8.74
Total return[3]	11.82% [4]	(2.77% )	2.89%	3.96%	(0.11% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$751,229	$734,630	$893,311	$1,259,472	$1,658,922
Ratio of expenses to average net assets	0.70%	0.77%	0.89%	0.89%	0.91%
Ratio of expenses to average net assets prior to fees waived	0.88%	0.87%	0.89%	0.89%	0.91%
Ratio of net investment income to average net assets	3.16%	3.37%	3.24%	2.54%	2.95%
Ratio of net investment income to average net assets prior to fees waived	2.98%	3.27%	3.24%	2.54%	2.95%
Portfolio turnover	167%	122%	125%	240%	218%

[1]	The average shares outstanding have been applied for per share information.
[2]	For the year ended Oct. 31, 2017, return of capital distributions of $811,257 were made by the Fund's Class A shares, which calculated to an amount of $0.00 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 13 in “Notes to financial statements.”

35

Financial highlights

Delaware Diversified Income Fund

	Year ended
Class C shares	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$8.19	$8.74	$8.81	$8.74	$9.09
Income (loss) from investment operations:
Net investment income[1]	0.20	0.22	0.22	0.16	0.20
Net realized and unrealized gain (loss)	0.69	(0.52)	(0.04)	0.11	(0.28)
Total from investment operations	0.89	(0.30)	0.18	0.27	(0.08)
Less dividends and distributions from:
Net investment income	(0.21)	(0.19)	(0.25)	(0.19)	(0.22)
Net realized gain	—	—	—	—	(0.03)
Return of capital	(0.02)	(0.06)	— [2]	(0.01)	(0.02)
Total dividends and distributions	(0.23)	(0.25)	(0.25)	(0.20)	(0.27)
Net asset value, end of period	$8.85	$8.19	$8.74	$8.81	$8.74
Total return[3]	10.99% [4]	(3.49% )	2.13%	3.19%	(0.85% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$250,652	$382,168	$620,954	$879,706	$1,007,163
Ratio of expenses to average net assets	1.45%	1.52%	1.64%	1.64%	1.66%
Ratio of expenses to average net assets prior to fees waived	1.63%	1.62%	1.64%	1.64%	1.66%
Ratio of net investment income to average net assets	2.41%	2.62%	2.49%	1.79%	2.20%
Ratio of net investment income to average net assets prior to fees waived	2.23%	2.52%	2.49%	1.79%	2.20%
Portfolio turnover	167%	122%	125%	240%	218%

[1]	The average shares outstanding have been applied for per share information.
[2]	For the year ended Oct. 31, 2017, return of capital distributions of $563,918 were made by the Fund's Class C shares, which calculated to an amount of $0.00 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 13 in “Notes to financial statements.”

36

Delaware Diversified Income Fund

	Year ended
Class R shares	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$8.19	$8.73	$8.81	$8.73	$9.09
Income (loss) from investment operations:
Net investment income[1]	0.25	0.27	0.26	0.20	0.24
Net realized and unrealized gain (loss)	0.68	(0.52)	(0.04)	0.13	(0.28)
Total from investment operations	0.93	(0.25)	0.22	0.33	(0.04)
Less dividends and distributions from:
Net investment income	(0.25)	(0.23)	(0.30)	(0.24)	(0.27)
Net realized gain	—	—	—	—	(0.03)
Return of capital	(0.02)	(0.06)	— [2]	(0.01)	(0.02)
Total dividends and distributions	(0.27)	(0.29)	(0.30)	(0.25)	(0.32)
Net asset value, end of period	$8.85	$8.19	$8.73	$8.81	$8.73
Total return[3]	11.54% [4]	(2.90% )	2.52%	3.82%	(0.47% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,082	$46,060	$61,630	$77,484	$101,732
Ratio of expenses to average net assets	0.95%	1.02%	1.14%	1.14%	1.16%
Ratio of expenses to average net assets prior to fees waived	1.13%	1.12%	1.14%	1.14%	1.16%
Ratio of net investment income to average net assets	2.91%	3.12%	2.99%	2.29%	2.70%
Ratio of net investment income to average net assets prior to fees waived	2.73%	3.02%	2.99%	2.29%	2.70%
Portfolio turnover	167%	122%	125%	240%	218%

[1]	The average shares outstanding have been applied for per share information.
[2]	For the year ended Oct. 31, 2017, return of capital distributions of $55,969 were made by the Fund's Class R shares, which calculated to an amount of $0.00 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 13 in “Notes to financial statements.”

37

Financial highlights

Delaware Diversified Income Fund

	Year ended
Institutional Class shares	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$8.20	$8.74	$8.82	$8.74	$9.10
Income (loss) from investment operations:
Net investment income[1]	0.29	0.31	0.30	0.24	0.29
Net realized and unrealized gain (loss)	0.68	(0.52)	(0.04)	0.13	(0.29)
Total from investment operations	0.97	(0.21)	0.26	0.37	—
Less dividends and distributions from:
Net investment income	(0.29)	(0.27)	(0.34)	(0.28)	(0.31)
Net realized gain	—	—	—	—	(0.03)
Return of capital	(0.02)	(0.06)	— [2]	(0.01)	(0.02)
Total dividends and distributions	(0.31)	(0.33)	(0.34)	(0.29)	(0.36)
Net asset value, end of period	$8.86	$8.20	$8.74	$8.82	$8.74
Total return[3]	12.09% [4]	(2.41% )	3.03%	4.34%	0.03%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,619,167	$2,886,234	$2,819,555	$2,672,906	$2,620,069
Ratio of expenses to average net assets	0.45%	0.52%	0.64%	0.64%	0.66%
Ratio of expenses to average net assets prior to fees waived	0.63%	0.62%	0.64%	0.64%	0.66%
Ratio of net investment income to average net assets	3.41%	3.62%	3.49%	2.79%	3.20%
Ratio of net investment income to average net assets prior to fees waived	3.23%	3.52%	3.49%	2.79%	3.20%
Portfolio turnover	167%	122%	125%	240%	218%

[1]	The average shares outstanding have been applied for per share information.
[2]	For the year ended Oct. 31, 2017, return of capital distributions of $2,560,569 were made by the Fund's Institutional Class, which calculated to an amount of $0.00 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 13 in “Notes to financial statements.”

38

Delaware Diversified Income Fund

		Year ended
Class R6 shares	10/31/19	10/31/18	10/31/17	5/2/16[1] to 10/31/16
Net asset value, beginning of period	$8.20	$8.74	$8.81	$8.75
Income (loss) from investment operations:
Net investment income[2]	0.30	0.31	0.31	0.12
Net realized and unrealized gain (loss)	0.68	(0.51)	(0.04)	0.08
Total from investment operations	0.98	(0.20)	0.27	0.20
Less dividends and distributions from:
Net investment income	(0.30)	(0.28)	(0.34)	(0.13)
Return of capital	(0.02)	(0.06)	— [3]	(0.01)
Total dividends and distributions	(0.32)	(0.34)	(0.34)	(0.14)
Net asset value, end of period	$8.86	$8.20	$8.74	$8.81
Total return[4]	12.18% [5]	(2.33% )	3.14%	2.50%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,584	$17,835	$12,935	$2
Ratio of expenses to average net assets	0.36%	0.44%	0.55%	0.55%
Ratio of expenses to average net assets prior to fees waived	0.54%	0.54%	0.55%	0.55%
Ratio of net investment income to average net assets	3.50%	3.70%	3.57%	2.75%
Ratio of net investment income to average net assets prior to fees waived	3.32%	3.60%	3.57%	2.75%
Portfolio turnover	167%	122%	125%	240% [6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding have been applied for per share information.
[3]	For the year ended Oct. 31, 2017, return of capital distributions of $11,747 were made by the Fund's Class R6 shares, which calculated to an amount of $0.00 per share.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 13 in “Notes to financial statements.”
[6]	Portfolio turnover is representative of the Fund for the entire year ended Oct. 31, 2016.

39

Financial highlights

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

40

Broker-defined sales charge waiver policies

From time to time, shareholders purchasing Fund shares through a brokerage platform or account may be eligible for CDSC sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

CDSC waivers on Class C shares

—
Death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus

—
Return of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

—
Shares sold to pay certain brokerage fees initiated by the broker

—
Shares acquired through a right of reinstatement

—
Shares held in retirement accounts, that are exchanged for a lower cost share class due to transfer to certain other types of accounts or platforms where the financial intermediary has entered into an agreement with the Distributor (or its affiliates)

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge waivers for Class A shares available at Merrill Lynch

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

—
Shares purchased by or through a 529 Plan

—
Shares purchased through a Merrill Lynch affiliated investment advisory program

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Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

—
Shares of Delaware Funds purchased through the Merrill Edge Self-Directed platform (if applicable)

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Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within Delaware Funds)

—
Shares exchanged from Class C (that is, level-load) shares of the same Fund in the month of or following the 10-year anniversary of the purchase date

—
Employees and registered representatives of Merrill Lynch or its affiliates and their family members

—
Trustees of the Trust and employees of the Manager or any of its affiliates, as described in this Prospectus

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC waivers on Class A and C shares available at Merrill Lynch

—
Death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus

—
Return of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

—
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

—
Shares acquired through a right of reinstatement

—
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms

Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Fund assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Delaware Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

41

Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

—
Employer-sponsored retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

—
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

—
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund

—
Shares purchased through a Morgan Stanley self-directed brokerage account

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Class C (that is, level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts with respect to Class A shares, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

—
Employer-sponsored retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

—
Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

—
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds).

—
Shares exchanged from Class C shares of the same Fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

—
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

—
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, stepson, daughter, stepdaughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (that is, Rights of Reinstatement).

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”):

Shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales load waivers on Class A shares available at Raymond James

—
Shares purchased in an investment advisory program.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the Delaware Funds).

—
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

42

—
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on Class A and C shares available at Raymond James

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

—
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

—
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: Breakpoints, and/or rights of accumulation

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Raymond James. Eligible Delaware Funds assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

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Additional information

Contact information

•
Website: delawarefunds.com

•
Delaware Funds® by Macquarie Service Center: 800 523-1918 (representatives available weekdays from 8:30am to 6:00pm Eastern time)

○
For fund information, literature, price, yield, and performance figures.

○
For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

•
Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

○
For convenient access to account information or current performance information on all Delaware Funds, use this touch-tone service.

•
Written correspondence: Macquarie Investment Management, P.O. Box 9876, Providence, RI 02940-8076 (by regular mail) or Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722 (by overnight courier service).

45

Additional information about the Fund’s investments is available in its annual and semiannual shareholder reports. In the Fund’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Fund’s website at delawarefunds.com/literature. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC website at sec.gov. You may obtain copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.

Investment Company Act number: 811-07972

PR-189 [10/19] PDF 22478 [2/20]

Prospectus

Delaware Global Real Estate Opportunities Fund

Alternative / specialty mutual fund

Nasdaq ticker symbols
Class A	DGRPX
Class C	DLPCX
Class R	DLPRX
Institutional Class	DGROX

February 28, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Fund summary

Delaware Global Real Estate Opportunities Fund

What is the Fund’s investment objective?

Delaware Global Real Estate Opportunities Fund seeks maximum long-term total return through a combination of current income and capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C		R	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none		none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%	[1]	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		R		Inst.
Management fees	0.99%		0.99%		0.99%		0.99%
Distribution and service (12b-1) fees	0.25%		1.00%		0.50%		none
Other expenses	0.81%		0.81%		0.81%		0.81%
Total annual fund operating expenses	2.05%		2.80%		2.30%		1.80%
Fee waivers and expense reimbursements	(0.65%)	[2]	(0.65%)	[2]	(0.65%)	[2]	(0.65%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.40%		2.15%		1.65%		1.15%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.15% of the Fund’s average daily net assets from Feb. 28, 2020 through Mar. 1, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	R	Inst.
1 year	$709	$218	$318	$168	$117
3 years	$1,122	$807	$807	$656	$503
5 years	$1,558	$1,422	$1,422	$1,171	$914
10 years	$2,769	$3,081	$3,081	$2,856	$2,062

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 133% of the average value of its portfolio.

1

Fund summary

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in US and non-US real estate and real estate–related issuers (80% policy). The Fund generally considers an issuer to be a real estate or real estate–related issuer if at least 50% of its revenue is from real estate or if it has at least 50% of its assets in real estate. These companies include, among others, real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the US, as well as other companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund invests primarily in REITs and other equity securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate–related loans or interests.

The Fund may invest in companies across all market capitalizations and may invest its assets in securities of companies located in emerging market countries. Under normal circumstances, the Fund will invest at least 40% of its total assets in securities of non-US issuers, unless market conditions are not deemed favorable by the Manager, in which case the Fund would invest at least 30% of its net assets in securities of non-US issuers.

The Fund may purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of portfolio transactions and to minimize currency fluctuations. The Fund may also enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of US dollars or other currencies in which the transaction will be consummated.

The Fund’s investment manager, Delaware Management Company (Manager), may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Nondiversification risk — A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

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Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

LIBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR, especially those that do not have fallback provisions.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Global Real Estate Opportunities Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

The Fund is the successor to The Global Real Estate Securities Portfolio, formerly a series of the Delaware Pooled® Trust, pursuant to the reorganization (Reorganization) of The Global Real Estate Securities Portfolio, which occurred on Sept. 28, 2012. Prior to the Reorganization, the Fund had no investment operations. Accordingly, the performance information shown below for periods prior to Sept. 28, 2012 is historical information for The Global Real Estate Securities Portfolio, which has been adjusted to reflect the Fund’s applicable sales charges and 12b-1 fees, but not certain other expenses. Because the Fund’s fees and expenses are higher than those of The Global Real Estate Securities Portfolio, the Fund’s performance would have been lower than that shown below for The Global Real Estate Securities Portfolio.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 17.93% for the quarter ended Sept. 30, 2010, and its lowest quarterly return was -16.78% for the quarter ended Sept. 30, 2011. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

3

Fund summary

Average annual total returns for periods ended December 31, 2019

	1 year	5 years	10 years or lifetime
Class A return before taxes	13.53%	3.66%	7.88%
Class A return after taxes on distributions	11.50%	2.66%	6.56%
Class A return after taxes on distributions and sale of Fund shares	8.20%	2.40%	5.72%
Class C return before taxes (lifetime: 9/28/12–12/31/19)	18.56%	4.10%	6.31%
Class R return before taxes (lifetime: 9/28/12–12/31/19)	20.17%	4.63%	6.85%
Institutional Class return before taxes	20.83%	5.15%	8.77%
FTSE EPRA Nareit Developed Index NR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)*	21.91%	5.56%	8.37%
FTSE EPRA Nareit Developed Index TR (reflects no deduction for fees, expenses, or taxes)*	23.06%	6.53%	9.25%

*

The Fund’s new benchmark, the “NR” or “net return” version of the FTSE EPRA Nareit Developed Index, reflects withholding taxes on foreign dividends, with no deduction for fees, expenses, or other taxes, while the Fund’s previous benchmark, the “TR” or “total return” version of the FTSE EPRA Nareit Developed Index, reflects no deduction for fees, expenses, or other taxes. The Fund’s portfolio managers believe that the NR version of the FTSE EPRA Nareit Developed Index is a more accurate benchmark for the Fund’s investments.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Babak “Bob” Zenouzi	Managing Director, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)	September 2012
Damon J. Andres, CFA	Senior Vice President, Senior Portfolio Manager	September 2012
Scott P. Hastings, CFA, CPA	Senior Vice President, Portfolio Manager	July 2016

Sub-advisors

Macquarie Investment Management Global Limited

Macquarie Funds Management Hong Kong Limited

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through the Fund’s website at delawarefunds.com; by calling 800 523-1918; by regular mail (c/o Macquarie Investment Management, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds® by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R and Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

4

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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How we manage the Fund

The Manager takes a disciplined approach to investing, combining investment strategies and risk-management techniques that it believes can help shareholders meet their goals.

Our principal investment strategies

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund’s investment objective.

The Manager strives to achieve maximum long-term total return through a combination of current income and capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in US and non-US real estate and real estate–related issuers (80% policy). The Fund generally considers an issuer to be a real estate or real estate–related issuer if at least 50% of its revenue is from real estate or if it has at least 50% of its assets in real estate. These companies include, among others, real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the US, as well as other companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund invests primarily in REITs and other equity securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate–related loans or interests.

The Fund may invest in companies across all market capitalizations and may invest its assets in securities of companies located in emerging market countries. Under normal circumstances, the Fund will invest at least 40% of its total assets in securities of non-US issuers, unless market conditions are not deemed favorable by the Manager, in which case the Fund would invest at least 30% of its net assets in securities of non-US issuers.

The Manager will allocate the Fund’s assets among companies in various regions and countries throughout the world, including the US and developed, developing, and emerging market non-US countries. Therefore, the Fund may at times have a significant investment in real estate companies organized or located outside the US. Conversely, under certain market conditions, the Manager may shift more of the Fund’s investments to US companies. The Manager may invest in securities issued in any currency and may hold foreign currency.

The Manager’s investment strategy is based on both a top-down and a bottom-up assessment of countries and specific markets. From a top-down perspective, the Manager considers each region’s economy, including current economic conditions, interest rates, job growth, and capital flows. The Manager’s bottom-up analysis is based on a relative valuation methodology that is focused on both real estate valuations and security-level research with disciplined portfolio management. Real estate factors that are important to the Manager’s analysis include supply/demand, vacancy rates, and rental growth in a particular market. This market-by-market research is coupled with an overview of a company’s financials, cash flow, dividend growth rates, and management strategy. In addition, the Manager considers selling a security based generally on the following disciplines: a security reaching the Manager’s targeted price ranges; relative pricing of a security versus other investment opportunities; or a negative change in how the Manager views a security’s fundamentals.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The Fund does not normally acquire securities for short-term purposes; however, the Manager may take advantage of short-term opportunities that are consistent with the Fund’s investment objectives.

The Fund’s investment objective is nonfundamental. This means that the Fund’s Board of Trustees (Board) may change the objective without obtaining shareholder approval. If the objective were changed, the Fund would notify shareholders at least 60 days before the change became effective.

The securities in which the Fund typically invests

Stocks offer investors the potential for capital appreciation. Certain stocks that the Fund invests in may pay dividends as well. Please see the Fund’s SAI for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

Common stocks

Common stocks are securities that represent shares of ownership in a corporation. Stockholders may participate in a corporation’s profits through its distribution of dividends to stockholders, proportionate to the number of shares they own.

How the Fund uses them: The Fund will focus its investments in common stocks.

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Real estate investment trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

How the Fund uses them: The Fund may invest without limitation in shares of US and non-US REITs.

Foreign securities

Foreign securities are securities of issuers which are classified by index providers, or by the investment manager applying internally consistent guidelines, as being assigned to countries outside the United States. Investments in foreign securities include investments in American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs). ADRs are receipts issued by a depositary (usually a US bank) and EDRs and GDRs are receipts issued by a depositary outside of the US (usually a non-US bank or trust company or a foreign branch of a US bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or US issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

How the Fund uses them: The Fund may invest in sponsored and unsponsored ADRs, EDRs, and GDRs.

Convertible securities

Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.

How the Fund uses them: The Fund may invest a portion of its assets in convertible securities in any industry, including of issuers in the real estate industry. The Fund may invest in enhanced convertible securities.

Mortgage-backed securities (MBS)

MBS are fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the US government or its agencies or instrumentalities, such as Freddie Mac, Fannie Mae, and Ginnie Mae. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the US government or its agencies or instrumentalities.

How the Fund uses them: The Fund may invest in MBS issued or guaranteed by the US government, its agencies or instrumentalities, or by government-sponsored corporations.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: Typically, the Fund uses repurchase agreements as short-term investments for its cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is composed of US government securities. At the Manager’s discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the US government, its agencies or instrumentalities, or government-sponsored corporations.

Investment company securities

In some countries, investments by US mutual funds are generally made by purchasing shares of investment companies that in turn invest in the securities of such countries.

How the Fund uses them: The Fund may invest in investment companies to the extent that they help the Fund achieve its investment objective. The Fund may invest in closed-end investment companies to achieve its investment objectives since, with respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that, in turn, are authorized to invest in the securities of issuers in such countries.

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How we manage the Fund

Forward foreign currency contracts

A fund may invest in securities of foreign issuers and may hold foreign currency. In addition, a fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward foreign currency” contract or “forward” contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

How the Fund uses them: Although the Manager values the Fund’s assets daily in terms of US dollars, it does not intend to convert the Fund’s holdings of foreign currencies into US dollars on a daily basis. The Fund is permitted to, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of portfolio transactions and to minimize currency fluctuations. The Manager may also enter into forward contracts for the Fund if it has agreed to sell a security and wants to “lock in” the price of that security, in terms of US dollars or other currencies in which the transaction will be consummated.

Short-term debt investments

These instruments include: (1) time deposits, certificates of deposit, and banker’s acceptances issued by US banks; (2) time deposits and certificates of deposit issued by foreign banks; (3) commercial paper with the highest quality rating; (4) short-term debt obligations with the highest quality rating; (5) US government securities; and (6) repurchase agreements collateralized by those instruments.

How the Fund uses them: The Fund may invest in these instruments either as a means to achieve its investment objective or, more commonly, as temporary defensive investments or as a pending investment in the Fund’s principal investment securities. When investing all or a significant portion of the Fund’s assets in these instruments, the Fund may not be able to achieve its investment objective.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under US securities laws.

How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s limit on investments in illiquid investments.

Illiquid investments

Illiquid investments are any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid investments.

Other investment strategies

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its total assets.

Initial public offerings (IPOs)

Under certain market conditions, the Fund may invest in companies at the times of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Fund.

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Temporary defensive positions

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

How the Fund strives to manage it: The value of the Fund’s holdings fluctuates in response to events affecting markets. In a declining market environment, the value of the Fund’s securities will generally decline as well. The Manager maintains a long-term investment approach and focuses on securities that it believes can continue to provide returns over an extended period of time regardless of these interim market fluctuations. Generally, the Manager does not try to predict overall market movements or trade for short-term purposes.

Industry and security risks

Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

How the Fund strives to manage them: The Fund intends to hold a number of different individual securities, seeking to manage security risk. However, the Fund does concentrate on the real estate industry. As a consequence, the share price of the Fund may fluctuate in response to factors affecting that industry, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to any single economic, political, or regulatory occurrence affecting the real estate industry. To seek to reduce these risks for the Fund, the Manager follows a rigorous selection process before choosing securities for the Fund. Also see “Nondiversification risk” below.

Real estate industry risk

Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statutes in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended (1940 Act).

How the Fund strives to manage it: Because the Fund invests principally in companies in the real estate and real estate–related sectors, it is subject to the risks associated with the real estate industry. The Manager will strive to manage these risks through careful selection of individual securities.

Interest rate risk

Interest rate risk is the risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

How the Fund strives to manage it: Because the Fund invests primarily in securities of REITs, it is subject to interest rate risk. The Fund cannot eliminate this risk, but the Manager tries to address it by monitoring economic conditions, especially interest rate trends and their potential impact on the Fund. The Fund does not try to increase returns on its investments in debt securities by predicting and aggressively capitalizing on interest rate movements.

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How we manage the Fund

Foreign risk

Foreign risk is the risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

How the Fund strives to manage it: The Manager attempts to reduce the risks presented by such investments by conducting worldwide fundamental research, including country visits. In addition, the Manager monitors current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, the Fund may try to hedge exposure to those currencies for defensive purposes.

Emerging markets risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Fund strives to manage it: Under normal circumstances, the Fund may invest up to 10% of its total assets in securities of issuers located in emerging markets. The Manager cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries, and financial markets, and other relevant factors.

Company size risk

Company size risk is the risk that investments in small- and/or medium-sized companies typically exhibit higher volatility than investments in larger, more established companies. Company size risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

How the Fund strives to manage it: The Fund may invest in small companies and would be subject to this risk. Although the Manager typically holds a number of different stocks in order to reduce the impact that one small company stock would have on the Fund, because this is a nondiversified Fund, it is possible that a single small company stock could be a significant holding and subject the Fund to greater risk and volatility.

Nondiversification risk

Nondiversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers, with no single issuer accounting for more than 25% of the fund. The remaining 50% of the fund must be diversified so that no more than 5% of a fund’s assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if the fund were fully diversified.

How the Fund strives to manage it: The Fund typically holds securities from a variety of different issuers, representing different sectors of the real estate industry. The Manager performs extensive analysis on all securities. The Manager is particularly diligent in reviewing securities that represent a larger percentage of portfolio assets.

Currency risk

Currency risk is the risk that the value of a fund’s investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

How the Fund strives to manage it: The Fund is subject to this risk and may try to hedge currency risk by purchasing forward foreign currency contracts. By agreeing to purchase or sell foreign securities at a preset price on a future date, the Fund strives to protect the value of the securities it owns from future changes in currency rates.

If the Manager has agreed to purchase or sell a security for the Fund, it may also use forward foreign currency contracts to “lock in” the security’s price in terms of US dollars or another applicable currency. The Fund may also use forward foreign currency contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such strategies will be successful or that the Fund will necessarily utilize such strategies. Hedging is typically less practical in emerging markets.

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Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

How the Fund strives to manage it: The Fund limits its exposure to illiquid investments to no more than 15% of its net assets.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a fund’s taxable income or gains. A fund’s transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund’s securities. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits.

How the Fund strives to manage it: The Fund will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty risk

Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The portfolio managers seek to minimize this risk by considering the creditworthiness of all counterparties before the Fund enters into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

Government and regulatory risks

Governments or regulatory authorities may take actions that could adversely affect the real estate industry, various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

How the Fund strives to manage it: The Manager evaluates the economic and political climate in the relevant jurisdictions before selecting securities for the Fund.

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How we manage the Fund

LIBOR risk

The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR, especially those that do not have fallback provisions.

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR, the potential impact of the abandonment of LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Disclosure of portfolio holdings information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Who manages the Fund

Investment manager

The Manager, located at 2005 Market Street, Philadelphia, PA 19103, is the Fund’s investment manager. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of Dec. 31, 2019, $177.9 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of 0.34% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the Fund’s investment advisory contract is available in the Fund’s annual report to shareholders for the period ended Oct. 31, 2019.

Sub-advisors

Macquarie Investment Management Global Limited, (MIMGL), is located at 50 Martin Place, Sydney, Australia. MIMGL is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of Dec. 31, 2019, MIM managed more than $258.7 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may seek quantitative support from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager.

Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of MIM. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of Dec. 31, 2019, MIM managed more than $258.7 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.

Portfolio managers

Babak Zenouzi has primary responsibility for making day-to-day investment decisions for the Fund. When making investment decisions for the Fund, Mr. Zenouzi regularly consults with Damon J. Andres and Scott P. Hastings.

Babak “Bob” Zenouzi Managing Director, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)
Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Macquarie Investment Management (MIM). Zenouzi created this team, including its process and its institutional and retail products, during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global real estate securities strategy. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined the firm in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA Senior Vice President, Senior Portfolio Manager
Damon J. Andres joined Macquarie Investment Management (MIM) in 1994 as an analyst, and is currently a senior portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Scott P. Hastings, CFA, CPA Senior Vice President, Portfolio Manager
Scott P. Hastings currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group, a role he assumed in July 2016. Previously, he was a senior equity analyst for the RESIS group, where he performed fundamental bottom-up stock research across several subsectors of the domestic real estate investment trust (REIT) universe, and focused on opportunities in the United States, Canada, Europe, the United Kingdom, and Australia for the firm’s global real estate securities strategy. Hastings joined Macquarie Investment Management (MIM) in 2004 as an analyst for the firm’s RESIS group. Prior to joining the firm, he was a senior auditor with Deloitte & Touche. Hastings earned a bachelor’s degree from Providence College and an MBA from Vanderbilt University. He is a member of the American Institute of Certified Public Accountants and the CFA Society of Philadelphia.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

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Who manages the Fund

Manager of managers structure

The Fund and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Fund’s Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

Who’s who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers.

Custodian/Fund accountant: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets. The fund accountant provides services such as calculating a fund’s net asset value (NAV) and providing financial reporting information for the fund.

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Financial advisors: Financial advisors provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund’s management contract and changes to fundamental investment policies.

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About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial advisor (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in this Prospectus below and free of charge on the Delaware Funds website at delawarefunds.com. Additional information on sales charges can be found in the SAI, which is available upon request.

Please also see the “Broker-defined sales charge waiver policies” section in this Prospectus for information provided to the Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Class A, Class C, and Class R shares of the Fund have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A
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Class A shares have an upfront sales charge of up to 5.75% that you pay when you buy the shares.

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If you invest $50,000 or more, your front-end sales charge will be reduced.

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You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.

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Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. See “Dealer compensation” below for further information.

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Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

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Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

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Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Institutional Class shares.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

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* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem shares within the second year, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class C
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Class C shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

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In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

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Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

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For approximately ten years after you buy your Class C shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

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Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately ten years after you buy Class C shares. Conversion may occur as late as one month after the tenth anniversary of purchase, during which time Class C's higher 12b-1 fee applies. Please refer to the Fund’s SAI for more details on this automatic conversion feature.

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You may purchase only up to $1 million of Class C shares at any one time. Orders that equal or exceed $1 million will be rejected.

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Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Class R, and Institutional Class shares.

Calculation of contingent deferred sales charges — Class C
CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

Class R
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Class R shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a CDSC.

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Class R shares are subject to an annual 12b-1 fee no greater than 0.50% of average daily net assets.

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Class R shares generally are available only to: (i) qualified and nonqualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and noncustodial 403(b) plans, as well as certain other nonqualified deferred compensation plans); and (ii) individual retirement account (IRA) rollovers from legacy Delaware Investments plans that were previously maintained on the Delaware Investments retirement recordkeeping system or the retirement recordkeeping system of Ascensus that are offering Class R shares to participants.

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Except as noted above, no other IRAs are eligible for Class R shares (for example, no traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, or SARSEPs). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

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Any account holding Class A shares of the Fund as of the date Class R shares were made available for the Fund continues to be eligible to purchase the Fund’s Class A shares after that date. Any account holding the Fund’s Class R shares is not eligible to purchase its Class A shares.

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Unlike Class C shares, Class R shares do not automatically convert into another class.

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Because of their higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Institutional Class shares.

Institutional Class
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Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund.

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Institutional Class shares are not subject to a CDSC.

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Institutional Class shares do not assess a 12b-1 fee.

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About your account

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Institutional Class shares are available for purchase only by the following:

○
retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;

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tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;

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a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

○
registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

○
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform;

○
through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs; or

○
private investment vehicles, including, but not limited to, foundations and endowments.

A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Dealer compensation

The financial intermediary who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

	Class A1	Class C2	Class R3
Commission (%)	—	1.00%	—
Investment less than $50,000	5.00%	—	—
$50,000 but less than $100,000	4.00%	—	—
$100,000 but less than $250,000	3.00%	—	—
$250,000 but less than $500,000	2.00%	—	—
$500,000 but less than $1 million	1.60%	—	—
$1 million but less than $5 million	1.00%	—	—
$5 million but less than $25 million	0.50%	—	—
$25 million or more	0.25%	—	—
12b-1 fee to dealer	0.25%	1.00%	0.50%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase.

2 On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately ten years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

3 On sales of Class R shares, the Distributor does not pay your securities dealer an upfront commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.50% from the date of purchase.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of the Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers

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(distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Delaware Funds), the Fund’s advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of the Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or its affiliates’ payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund’s shares.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Fund’s transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in this Prospectus and to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial intermediary. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Fund’s transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Class R and Institutional Class shares (if applicable) have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in Delaware Funds over a 13-month period to qualify for reduced front-end sales charges (as set forth in the SAI). Delaware Funds no longer accept retroactive letters of intent.

Upon your request, you can combine your holdings or purchases of Class A and Class C shares of Delaware Funds (as set forth in the SAI) as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

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About your account

Reinvestment of redeemed shares

Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge.

Class A	Class C
Available.	Not available.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Buying Class A shares at net asset value

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.

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Shares purchased under the Delaware Funds dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.

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Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, any of the Manager’s current affiliates and those that may in the future be created, or any predecessor fund to a Delaware Fund, including the funds formerly advised by Foresters Investment Management Company, Inc. or any other fund families acquired or merged into the Delaware Funds; (ii) current employees of legal counsel to Delaware Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer’s agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

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Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Funds.

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Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

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Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

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Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

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Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Institutional Class, if applicable.

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Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans or programs.

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Purchases by certain legacy bank-sponsored retirement plans and certain legacy retirement assets that meet requirements set forth in the SAI.

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Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

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Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.

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•
Purchases by certain participants of particular group retirement plans as described in the SAI.

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Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund’s eligibility requirements set by the predecessor fund’s company.

Waivers of contingent deferred sales charges

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. Class R and Institutional Class shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs.

CDSCs for Class A and Class C shares may be waived under the following circumstances, except as noted otherwise:

•
Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

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Redemptions that result from the right to liquidate a shareholder’s account: Redemptions that result from the right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

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Section 401(a) qualified retirement plan distributions: Distributions to participants or beneficiaries from a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

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Section 401(a) qualified retirement plan redemptions: Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

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Periodic distributions or systematic withdrawals from a retirement account or qualified plan: Periodic distributions or systematic withdrawals from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

•
Returns of excess contributions due to any regulatory limit: Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

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Distributions by other employee benefit plans: Distributions by other employee benefit plans to pay benefits.

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Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

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Redemptions by certain legacy retirement assets: Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.

•
Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.

1 Qualified plans that are fully redeemed at the direction of the plan’s fiduciary may be subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

How to buy shares

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie Service Center

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Macquarie Investment Management at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or Delaware Funds by Macquarie Service Center at

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About your account

4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, deposits in the mail or with such services or receipt at the Fund’s post office box, of purchase orders, do not constitute receipt by the Fund or its agent. Please note that the Fund reserves the right to reject any purchase.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Delaware Funds by Macquarie Service Center at 800 523-1918 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Limitations on exchanges

Shareholders of Delaware Funds that were involved in a reorganization on Oct. 4, 2019 (Reorganization Funds) may not be able to exchange their shares for shares of Delaware Funds that are not Reorganization Funds at the present time. However, until the exchange privilege is available between Reorganization Funds and non-Reorganization Funds Class A shareholders may reinvest the proceeds of a redemption from Reorganization Funds in Class A shares of any other Delaware Fund without paying a sales charge up to 12 months after the redemption. See “Reinvestment of redeemed shares” above.

Through automated shareholder services

You may purchase or exchange shares through our automated telephone service (for Class A, Class C, and Class R shares only), or through our website, delawarefunds.com (for Class A and Class C shares only). For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00pm Eastern time), you will pay that day’s closing Fund share price, which is based on the Fund’s NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day’s closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm Eastern time). The Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, the Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

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Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00pm Eastern time or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Board’s oversight.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Document delivery

To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund’s financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Delaware Funds by Macquarie Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

Inactive accounts

Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

How to redeem shares

Under normal circumstances, the Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Fund may use lines of credit to meet redemption requests.

Availability of these services may be limited by your financial intermediary and by the way your account is registered with Delaware Funds.

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will receive that day’s closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do

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About your account

not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to the Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie Service Center

By mail

You may redeem your shares by mail by writing to: Macquarie Investment Management at P.O. Box 9876, Providence, RI 02940-8076 for redemption requests by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Delaware Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Fund’s post office box, of redemption requests, do not constitute receipt by the Fund or the transfer agent.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:

•
By check — Sent to your address of record, provided there has not been an address change in the last 30 days.

•
By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.

•
By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.

Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services

You may redeem shares through our automated telephone service or through our website, delawarefunds.com. For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Redemptions-in-kind

The Fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

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Low balance accounts

For Class A and Class C shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.

For Class R and Institutional Class shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days’ written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days’ written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, the Fund still reserves the right to liquidate the account.

Investor services

To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Delaware Funds website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Delaware Funds.

Online account access

Online account access is a password-protected area of the Delaware Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery

With Delaware Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan

The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares

If you received shares as the result of a merger or reorganization, you may not be able to exchange shares of the predecessor fund into other Delaware Funds at the current time. You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the

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About your account

same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. In certain other circumstances, you may also be permitted to exchange your shares for shares of a different class of the Fund, but such exchange may be subject to a sales charge for the new shares. (Please refer to the SAI for more details.) You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. See “Limitations on exchanges” section.

Exchanges for money market funds

You can also exchange Class A money market fund shares for another fund without incurring a sales charge if the shares were acquired via an exchange from a load fund. The dividends earned on those shares are also eligible for the free exchange privilege. To the extent that shares are redeemed from the money market fund, the free exchange privilege is no longer available with respect to those shares. If a customer is eligible for both the free exchange privilege and reinstatement at NAV, the free exchange privilege will be used first followed by the reinstatement privilege. The amount available for the free exchange privilege will be reduced by any amount invested into a load fund that receives a sales charge waiver due to the reinstatement or free exchange privileges.

On demand service

The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one.

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares (market timing and disruptive trading)

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing and disruptive trading. The Fund will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund considers short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Fund will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

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Redemptions will continue to be permitted in accordance with the Fund’s then-current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders. While the Fund will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund’s shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund’s performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund’s market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund’s monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Fund’s frequent trading policy with respect to an omnibus account, the Fund’s transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Fund’s transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Fund’s frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Fund’s transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If the Fund’s transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Fund shares.

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About your account

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually, usually in November or December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax considerations

Fund distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Because the income of the Fund is primarily derived from investments in US REITs, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivative contracts may accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a US REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers.

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Proposed regulations issued by the IRS enable the Fund to pass through the special character of “qualified REIT dividends” to its shareholders, provided the shareholder meets certain holding period requirements with respect to their shares.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Fund is required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after Jan. 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds website at delawarefunds.com as the information becomes available.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After Dec. 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles

The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models. A “529 Plan” is a college savings program that operates under Section 529 of the Internal Revenue Code. Asset allocation models include the Delaware Funds by Macquarie Premier Advisor Platform, which offers asset allocation models using a mix of Delaware Funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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Financial highlights

Delaware Global Real Estate Opportunities Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request by calling 800 523-1918.

	Year ended
Class A shares	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$7.29	$7.44	$7.31	$7.22	$7.20
Income (loss) from investment operations:
Net investment income[1]	0.09	0.12	0.09	0.07	0.08
Net realized and unrealized gain (loss)	1.22	(0.09)	0.24	0.09	0.07
Total from investment operations	1.31	0.03	0.33	0.16	0.15
Less dividends and distributions from:
Net investment income	(0.16)	(0.18)	(0.20)	(0.07)	(0.13)
Total dividends and distributions	(0.16)	(0.18)	(0.20)	(0.07)	(0.13)
Net asset value, end of period	$8.44	$7.29	$7.44	$7.31	$7.22
Total return[2]	18.18%	0.33%	4.69%	2.20%	2.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,626	$3,759	$6,654	$28,247	$8,481
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.41%
Ratio of expenses to average net assets prior to fees waived	2.05%	1.80%	1.71%	1.72%	1.73%
Ratio of net investment income to average net assets	1.14%	1.62%	1.28%	0.98%	1.07%
Ratio of net investment income to average net assets prior to fees waived	0.49%	1.22%	0.97%	0.66%	0.75%
Portfolio turnover	133%	187%	217%	193%	116%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

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Delaware Global Real Estate Opportunities Fund

	Year ended
Class C shares	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$7.29	$7.43	$7.28	$7.21	$7.19
Income (loss) from investment operations:
Net investment income[1]	0.03	0.07	0.04	0.02	0.02
Net realized and unrealized gain (loss)	1.21	(0.09)	0.25	0.07	0.08
Total from investment operations	1.24	(0.02)	0.29	0.09	0.10
Less dividends and distributions from:
Net investment income	(0.10)	(0.12)	(0.14)	(0.02)	(0.08)
Total dividends and distributions	(0.10)	(0.12)	(0.14)	(0.02)	(0.08)
Net asset value, end of period	$8.43	$7.29	$7.43	$7.28	$7.21
Total return[2]	17.14%	(0.34% )	4.05%	1.24%	1.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,514	$1,664	$2,469	$2,838	$2,850
Ratio of expenses to average net assets	2.15	2.15%	2.15%	2.15%	2.16%
Ratio of expenses to average net assets prior to fees waived	2.80%	2.55%	2.46%	2.47%	2.48%
Ratio of net investment income to average net assets	0.39%	0.87%	0.53%	0.23%	0.32%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.26% )	0.47%	0.22%	(0.09% )	0.00%
Portfolio turnover	133%	187%	217%	193%	116%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

31

Financial highlights

Delaware Global Real Estate Opportunities Fund

	Year ended
Class R shares	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	7.29%	$7.43	$7.30	$7.22	$7.19
Income (loss) from investment operations:
Net investment income[1]	0.07	0.10	0.08	0.05	0.06
Net realized and unrealized gain (loss)	1.22	(0.08)	0.23	0.08	0.09
Total from investment operations	1.29	0.02	0.31	0.13	0.15
Less dividends and distributions from:
Net investment income	(0.14)	(0.16)	(0.18)	(0.05)	(0.12)
Total dividends and distributions	(0.14)	(0.16)	(0.18)	(0.05)	(0.12)
Net asset value, end of period	$8.44	$7.29	$7.43	$7.30	$7.22
Total return[2]	17.84%	0.17%	4.42%	1.84%	2.03%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$25	$74	$138	$201	$286
Ratio of expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.66%
Ratio of expenses to average net assets prior to fees waived	2.30%	2.05%	1.96%	1.97%	1.98%
Ratio of net investment income to average net assets	0.89%	1.37%	1.03%	0.73%	0.82%
Ratio of net investment income to average net assets prior to fees waived	0.24%	0.97%	0.72%	0.41%	0.50%
Portfolio turnover	133%	187%	217%	193%	116%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

32

Delaware Global Real Estate Opportunities Fund

	Year ended
Institutional Class shares	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$7.28	$7.44	$7.30	$7.22	$7.19
Income (loss) from investment operations:
Net investment income[1]	0.11	0.14	0.11	0.09	0.10
Net realized and unrealized gain (loss)	1.22	(0.10)	0.25	0.08	0.08
Total from investment operations	1.33	0.04	0.36	0.17	0.18
Less dividends and distributions from:
Net investment income	(0.18)	(0.20)	(0.22)	(0.09)	(0.15)
Total dividends and distributions	(0.18)	(0.20)	(0.22)	(0.09)	(0.15)
Net asset value, end of period	$8.43	$7.28	$7.44	$7.30	$7.22
Total return[2]	18.50%	0.48%	5.11%	2.32%	2.55%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$25,093	$36,696	$50,251	$35,419	$26,182
Ratio of expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.16%
Ratio of expenses to average net assets prior to fees waived	1.80%	1.55%	1.46%	1.47%	1.48%
Ratio of net investment income to average net assets	1.39%	1.87%	1.53%	1.23%	1.32%
Ratio of net investment income to average net assets prior to fees waived	0.74%	1.47%	1.22%	0.91%	1.00%
Portfolio turnover	133%	187%	217%	193%	116%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

33

Financial highlights

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

34

Broker-defined sales charge waiver policies

From time to time, shareholders purchasing Fund shares through a brokerage platform or account may be eligible for CDSC sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

CDSC waivers on Class C shares

—
Death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus

—
Return of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

—
Shares sold to pay certain brokerage fees initiated by the broker

—
Shares acquired through a right of reinstatement

—
Shares held in retirement accounts, that are exchanged for a lower cost share class due to transfer to certain other types of accounts or platforms where the financial intermediary has entered into an agreement with the Distributor (or its affiliates)

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge waivers for Class A shares available at Merrill Lynch

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

—
Shares purchased by or through a 529 Plan

—
Shares purchased through a Merrill Lynch affiliated investment advisory program

—
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

—
Shares of Delaware Funds purchased through the Merrill Edge Self-Directed platform (if applicable)

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within Delaware Funds)

—
Shares exchanged from Class C (that is, level-load) shares of the same Fund in the month of or following the 10-year anniversary of the purchase date

—
Employees and registered representatives of Merrill Lynch or its affiliates and their family members

—
Trustees of the Trust and employees of the Manager or any of its affiliates, as described in this Prospectus

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC waivers on Class A and C shares available at Merrill Lynch

—
Death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus

—
Return of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

—
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

—
Shares acquired through a right of reinstatement

—
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms

Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Fund assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Delaware Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

35

Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

—
Employer-sponsored retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

—
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

—
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund

—
Shares purchased through a Morgan Stanley self-directed brokerage account

—
Class C (that is, level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts with respect to Class A shares, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

—
Employer-sponsored retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

—
Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

—
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds).

—
Shares exchanged from Class C shares of the same Fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

—
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

—
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, stepson, daughter, stepdaughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (that is, Rights of Reinstatement).

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”):

Shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales load waivers on Class A shares available at Raymond James

—
Shares purchased in an investment advisory program.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the Delaware Funds).

—
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

36

—
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on Class A and C shares available at Raymond James

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

—
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

—
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: Breakpoints, and/or rights of accumulation

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Raymond James. Eligible Delaware Funds assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

37

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Additional information

Contact information

•
Website: delawarefunds.com

•
Delaware Funds® by Macquarie Service Center: 800 523-1918 (representatives available weekdays from 8:30am to 6:00pm Eastern time)

○
For fund information, literature, price, yield, and performance figures.

○
For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

•
Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

○
For convenient access to account information or current performance information on all Delaware Funds, use this touch-tone service.

•
Written correspondence: Macquarie Investment Management, P.O. Box 9876, Providence, RI 02940-8076 (by regular mail) or Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722 (by overnight courier service).

41

Additional information about the Fund’s investments is available in its annual and semiannual shareholder reports. In the Fund’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Fund’s website at delawarefunds.com/literature. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC website at sec.gov. You may obtain copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.

Investment Company Act number: 811-07072

PR-223 [10/19] PDF 22479 [2/20]

Prospectus

Delaware U.S. Growth Fund

US equity mutual fund

Nasdaq ticker symbols
Class A	DUGAX
Class C	DEUCX
Class R	DEURX
Institutional Class	DEUIX
Class R6	DUZRX

February 28, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Fund summary

Delaware U.S. Growth Fund

What is the Fund’s investment objective?

Delaware U.S. Growth Fund seeks long-term capital appreciation by investing in equity securities of companies we believe have the potential for sustainable free cash flow growth.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C		R	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none		none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%	[1]	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		R		Inst.		R6
Management fees	0.58%		0.58%		0.58%		0.58%		0.58%
Distribution and service (12b-1) fees	0.25%		1.00%		0.50%		none		none
Other expenses	0.31%		0.31%		0.31%		0.31%		0.09%
Total annual fund operating expenses	1.14%		1.89%		1.39%		0.89%		0.67%
Fee waivers and expense reimbursements	(0.05%)	[3]	(0.05%)	[3]	(0.05%)	[3]	(0.05%)	[3]	(0.05%)	[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.09%		1.84%		1.34%		0.84%		0.62%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]	“Other expenses” account for Class R6 shares not being subject to certain expenses as described further in the section of the Prospectus entitled “Choosing a share class.”
[3]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.84% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.62% of the Fund's Class R6 shares' average daily net assets, from Feb. 28, 2020 through Mar. 1, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	R	Inst.	R6
1 year	$680	$187	$287	$136	$86	$63
3 years	$912	$589	$589	$435	$279	$209
5 years	$1,162	$1,017	$1,017	$756	$488	$368
10 years	$1,877	$2,207	$2,207	$1,664	$1,091	$830

Fund summary

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in US investments (80% policy). The Fund invests primarily in common stocks of companies that its portfolio managers believe have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, the portfolio managers seek to select securities they believe have large end-market potential, dominant business models, and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. The portfolio managers also consider a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. All of these factors give the portfolio managers insight into the outlook for a company, helping identify companies poised for sustainable free cash flow growth. The portfolio managers believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock. The portfolio managers may sell a security if they no longer believe that the security is likely to contribute to meeting the investment objective of the Fund or if there are other opportunities that appear more attractive.

The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware U.S. Growth Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

2

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 15.80% for the quarter ended March 31, 2012, and its lowest quarterly return was -14.19% for the quarter ended Dec. 31, 2018. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2019

	1 year	5 years	10 years or lifetime
Class A return before taxes	19.55%	7.92%	12.09%
Class A return after taxes on distributions	16.52%	4.75%	10.36%
Class A return after taxes on distributions and sale of Fund shares	13.73%	5.68%	9.78%
Class C return before taxes	24.84%	8.38%	11.91%
Class R return before taxes	26.51%	8.93%	12.47%
Class R6 return before taxes (lifetime: 5/2/16–12/31/19)	27.46%	n/a	14.14%
Institutional Class return before taxes	27.22%	9.48%	13.04%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	36.39%	14.63%	15.22%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisor

Jackson Square Partners, LLC (JSP)

Portfolio managers	Title with JSP	Start date on the Fund
Jeffrey S. Van Harte, CFA	Chairman, Chief Investment Officer	April 2005
Christopher J. Bonavico, CFA	Portfolio Manager, Analyst	April 2005
Christopher M. Ericksen, CFA	Portfolio Manager, Analyst	September 2005
Daniel J. Prislin, CFA	Portfolio Manager, Analyst	April 2005

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Fund summary

Portfolio managers	Title with JSP	Start date on the Fund
William (Billy) G. Montana	Portfolio Manager, Analyst	January 2019

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through the Fund’s website at delawarefunds.com; by calling 800 523-1918; by regular mail (c/o Macquarie Investment Management, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds® by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Institutional Class, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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How we manage the Fund

The portfolio managers take a disciplined approach to investing, combining investment strategies and risk-management techniques that they believe can help shareholders meet their goals.

Our principal investment strategies

The portfolio managers research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that they believe are the best investments for the Fund. The following are descriptions of how the portfolio managers pursue the Fund’s investment objective.

The Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks and, though it has the flexibility to invest in companies of all sizes, the Fund generally focuses on medium- and large-size companies. The portfolio managers’ goal is to own companies that they expect to grow faster than the US economy. Using a bottom-up approach, the portfolio managers look for companies that they believe:

•
have large end-market potential, dominant business models, and strong free cash flow generation;

•
demonstrate operational efficiencies;

•
have planned well for capital allocation; and

•
have governance policies that tend to be favorable to shareholders.

There are a number of catalysts that might increase a company’s potential for free cash flow growth. The portfolio managers’ disciplined, research-intensive selection process is designed to identify catalysts such as:

•
management changes;

•
new products;

•
structural changes in the economy; or

•
corporate restructurings and turnaround situations.

The portfolio managers seek to maintain a diversified portfolio representing a number of different industries. Such an approach should help to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining growth. Because the Fund’s objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for the portfolio managers.

The Fund’s investment objective is nonfundamental. This means that the Fund’s Board of Trustees (Board) may change the objective without obtaining shareholder approval. If the objective were changed, the Fund would notify shareholders at least 60 days before the change became effective.

The securities in which the Fund typically invests

Stocks offer investors the potential for capital appreciation. Certain stocks that the Fund invests in may pay dividends as well. Please see the Fund’s SAI for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

Common stocks

Common stocks are securities that represent shares of ownership in a corporation. Stockholders may participate in a corporation’s profits through its distribution of dividends to stockholders, proportionate to the number of shares they own.

How the Fund uses them: Generally, the portfolio managers invest 85% to 100% of the Fund’s net assets in common stock of companies that the portfolio managers think have appreciation potential. The Fund may invest in companies of all sizes, but typically focuses on medium- and large-size companies.

Foreign securities

Foreign securities are securities of issuers which are classified by index providers, or by the investment manager applying internally consistent guidelines, as being assigned to countries outside the United States. Investments in foreign securities include investments in American depositary receipts (ADRs), which are receipts issued by a depositary (usually a US bank) and represent the bank’s holdings of a stated number of shares of a foreign corporation. Generally, an ADR entitles the holder to all payments of interest, dividends, and capital gains earned by the underlying foreign shares. ADRs are generally denominated in US dollars and are bought and sold on a US stock exchange in the same manner as US securities.

How the Fund uses them: The Fund may invest up to 20% of its net assets in securities of foreign issuers. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs.

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How we manage the Fund

Forward foreign currency contracts

A fund may invest in securities of foreign issuers and may hold foreign currency. In addition, a fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward foreign currency” contract or “forward” contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

How the Fund uses them: Although the portfolio managers value the Fund’s assets daily in terms of US dollars, they do not intend to convert its holdings of foreign currencies into US dollars on a daily basis. The Fund is permitted to, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of portfolio transactions and to minimize currency fluctuations. The portfolio managers may conduct the Fund’s foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency contract.

The portfolio managers may also enter into forward contracts for the Fund if they have agreed to sell a security and want to “lock in” the price of that security, in terms of US dollars. Investors should be aware of the costs of currency conversion. The Fund will not use forward contracts for speculative purposes. Despite the ability to utilize foreign currency transactions as described above, the Fund does not currently intend to use such transactions often and may determine not to use foreign currency transactions at all.

Real estate investment trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

How the Fund uses them: The Fund may invest in REITs.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: Typically, the Fund uses repurchase agreements as short-term investments for its cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is composed of US government securities. At the portfolio managers’ discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the US government, its agencies or instrumentalities, or government-sponsored corporations.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under US securities laws.

How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s limit on investments in illiquid investments.

Illiquid investments

Illiquid investments are any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid investments.

Futures and options

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement, a futures contract, or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

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Certain options and futures may be considered illiquid.

How the Fund uses them: If the Fund holds stocks that have unrealized gains, the portfolio managers may want to protect those gains when they anticipate adverse conditions. The portfolio managers might use options or futures to seek to neutralize the effect of any anticipated price declines, without selling the security. The portfolio managers may also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if the Fund has excess cash that the portfolio managers want to invest quickly.

The portfolio managers might use call options if they believe that doing so would help the Fund to meet its investment objective. To the extent that the Fund sells or “writes” put and call options, or enters into futures contracts, the Fund will designate assets sufficient to “cover” these obligations and mark them to market daily.

Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Other investment strategies

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Fund.

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its total assets.

Initial public offerings (IPOs)

Under certain market conditions, the Fund may invest in companies at the times of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Purchasing securities on a when-issued or delayed-delivery basis

The Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

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How we manage the Fund

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the portfolio managers believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall market movements. Although the Fund may hold securities for any amount of time, the portfolio managers generally do not trade for short-term purposes.

The Fund may hold a substantial part of its assets in cash or cash equivalents as a temporary, defensive strategy.

Industry and security risks

Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

How the Fund strives to manage them: The portfolio managers limit the amount of the Fund’s assets invested in any one industry and in any individual security.

Foreign risk

Foreign risk is the risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

How the Fund strives to manage it: The Fund limits investments in foreign securities to no more than 20% of its net assets.

Real estate industry risk

Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statutes in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended (1940 Act).

How the Fund strives to manage it: The portfolio managers select REITs based on the quality of the REITs’ management and the REITs’ ability to generate substantial cash flow, which the portfolio managers believe can help to shield the Fund from some of the risks involved with real estate investing.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

How the Fund strives to manage it: The Fund limits its exposure to illiquid investments to no more than 15% of its net assets.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a fund’s taxable income or gains. A fund’s transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund’s securities. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

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Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits.

How the Fund strives to manage it: The Fund will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty risk

Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The portfolio managers seek to minimize this risk by considering the creditworthiness of all counterparties before the Fund enters into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

Leveraging risk

Leveraging risk is the risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged. While it is anticipated that leverage may increase profitability, it may also accentuate the consequences of adverse price movements, resulting in increased losses.

How the Fund strives to manage it: The Fund will, consistent with industry practice, designate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the exposure created by these transactions.

Emerging markets risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Fund strives to manage it: Under normal circumstances, the Fund may invest up to 10% of its net assets in emerging market securities. The portfolio managers carefully screen securities within emerging markets and attempt to consider material risks associated with an individual company or bond issuer.

Currency risk

Currency risk is the risk that the value of a fund’s investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

How the Fund strives to manage it: The Fund attempts to mitigate this risk through diversification across multiple countries in the portfolio. In addition, under certain circumstances, the portfolio managers may try to hedge the Fund’s currency risk by purchasing forward foreign currency contracts. The Fund may use forward foreign currency contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

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How we manage the Fund

Information risk

Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than US companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the United States.

How the Fund strives to manage it: The portfolio managers conduct fundamental research on the companies that the Fund invests in rather than relying solely on information available through financial reporting. As part of its worldwide research process, the portfolio managers emphasize company visits. The portfolio managers believe this will help them to better uncover any potential weaknesses in individual companies.

Inefficient market risk

Inefficient market risk is the risk that foreign markets may be less liquid and have greater price volatility, less regulation, and higher transaction costs than US markets.

How the Fund strives to manage it: The portfolio managers will attempt to reduce this risk by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

Political risk

Political risk is the risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

How the Fund strives to manage it: The portfolio managers evaluate the political situations in the countries where the Fund invests and take into account any potential risks before they select securities for the Fund. However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

Transaction costs risk

Transaction costs risk is the risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

How the Fund strives to manage it: The portfolio managers strive to monitor transaction costs and to choose an efficient trading strategy for the Fund.

Government and regulatory risks

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

How the Fund strives to manage them: The portfolio managers evaluate the economic and political climate in the relevant jurisdictions before selecting securities for the Fund. The portfolio managers typically diversify the Fund’s assets among a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular issuers, or market sectors.

LIBOR risk

The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR, especially those that do not have fallback provisions.

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR, the potential impact of the abandonment of LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

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Disclosure of portfolio holdings information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Who manages the Fund

Investment manager

The Manager, located at 2005 Market Street, Philadelphia, PA 19103, is the Fund’s investment manager. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of Dec. 31, 2019, $177.9 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of 0.54% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the Fund’s investment advisory contract is available in the Fund’s annual report to shareholders for the period ended Oct. 31, 2019.

Sub-advisor

Jackson Square Partners, LLC (JSP), located at 101 California Street, Suite 3750, San Francisco, CA 94111, is the sub-advisor to the Fund. JSP, a Delaware limited liability company, is a joint venture between Delaware Investments Advisers Partner, Inc., an affiliate of the Manager, and California Street Partners, LP, a Delaware limited partnership owned by certain JSP personnel. As of Dec. 31, 2019, JSP manages approximately $22.3 billion in assets, including mutual funds, separate accounts and other investment vehicles, of which approximately $2.5 billion is non-discretionary. As sub-advisor, JSP is responsible for day-to-day management of the Fund’s assets. Although JSP serves as sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager has entered into a separate sub-advisory agreement with JSP and compensates JSP out of the investment advisory fees it receives from the Fund.

A discussion of the basis for the Board’s approval of the Fund’s sub-advisory contract with JSP is available in the Fund’s annual report to shareholders for the period ended Oct. 31, 2019.

Portfolio managers

Jeffrey S. Van Harte, Christopher J. Bonavico, Christopher M. Ericksen, Daniel J. Prislin, and Billy G. Montana comprise the portfolio management team that makes day-to-day investment decisions for the Fund. Each member of the portfolio management team serves as a generalist and has a significant role in making investment recommendations. The Fund is divided into segments with each portfolio manager having investment discretion with respect to his or her assigned segment. No individual member of the portfolio management team has primary responsibility for managing the Fund.

Jeffrey S. Van Harte, CFA Chairman, Chief Investment Officer
Jeffrey S. Van Harte became a member of Jackson Square Partners (JSP), at its inception in May 2014 as chairman and chief investment officer. JSP manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was the chief investment officer of the Focus Growth Equity team at Delaware Investments (which became known as Macquarie Investment Management on April 3, 2017) from April 2005 to April 2014. Prior to joining Delaware Investments, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for 30 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

Christopher J. Bonavico, CFA Portfolio Manager, Analyst
Christopher J. Bonavico became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. JSP manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Focus Growth Equity team at Delaware Investments (which became known as Macquarie Investment Management on April 3, 2017) from April 2005 to April 2014. Prior to joining Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Christopher M. Ericksen, CFA Portfolio Manager, Analyst
Christopher M. Ericksen became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. JSP manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Focus Growth Equity team at Delaware Investments (which became known as Macquarie Investment Management on April 3, 2017) from April 2005 to April 2014. Prior to joining Delaware Investments, he was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

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Daniel J. Prislin, CFA Portfolio Manager, Analyst
Daniel J. Prislin became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. JSP manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Focus Growth Equity team at Delaware Investments (which became known as Macquarie Investment Management on April 3, 2017) from April 2005 to April 2014. Prior to joining Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

William (Billy) G. Montana Portfolio Manager, Analyst
Billy Montana is currently a portfolio manager and research analyst with Jackson Square Partners (JSP), a role he assumed in January 2019. JSP manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP in September 2014 as a research analyst, he was an associate at TPG Capital, a private equity firm, from August 2011 to August 2014, focusing on growth capital opportunities. Before that, Montana spent two years at Goldman Sachs as an investment banking analyst, focusing on financial institutions. He received a bachelor’s degree from Georgetown University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Manager of managers structure

The Fund and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Fund’s Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

13

Who manages the Fund

Who’s who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager and sub-advisor: An investment manager is a company with overall responsibility for the management of a fund’s assets. A sub-advisor is a company generally responsible for the day-to-day management of the fund’s assets or some portion thereof. The sub-advisor is selected and supervised by the investment manager. The investment manager or the sub-advisor, as the case may be, is responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers.

Custodian/Fund accountant: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets. The fund accountant provides services such as calculating a fund’s net asset value (NAV) and providing financial reporting information for the fund.

Financial advisors: Financial advisors provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund’s management contract and changes to fundamental investment policies.

14

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial advisor (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in this Prospectus below and free of charge on the Delaware Funds website at delawarefunds.com. Additional information on sales charges can be found in the SAI, which is available upon request.

Please also see the “Broker-defined sales charge waiver policies” section in this Prospectus for information provided to the Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Class A, Class C, and Class R shares of the Fund have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A
•
Class A shares have an upfront sales charge of up to 5.75% that you pay when you buy the shares.

•
If you invest $50,000 or more, your front-end sales charge will be reduced.

•
You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.

•
Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. See “Dealer compensation” below for further information.

•
Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

•
Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

•
Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class R6 and Institutional Class shares.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

15

About your account

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem shares within the second year, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class C
•
Class C shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

•
In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

•
Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

•
For approximately ten years after you buy your Class C shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•
Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately ten years after you buy Class C shares. Conversion may occur as late as one month after the tenth anniversary of purchase, during which time Class C's higher 12b-1 fee applies. Please refer to the Fund’s SAI for more details on this automatic conversion feature.

•
You may purchase only up to $1 million of Class C shares at any one time. Orders that equal or exceed $1 million will be rejected.

•
Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Class R, Institutional Class, and Class R6 shares.

Calculation of contingent deferred sales charges — Class C
CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

Class R
•
Class R shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a CDSC.

•
Class R shares are subject to an annual 12b-1 fee no greater than 0.50% of average daily net assets.

•
Class R shares generally are available only to: (i) qualified and nonqualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and noncustodial 403(b) plans, as well as certain other nonqualified deferred compensation plans); and (ii) individual retirement account (IRA) rollovers from legacy Delaware Investments plans that were previously maintained on the Delaware Investments retirement recordkeeping system or the retirement recordkeeping system of Ascensus that are offering Class R shares to participants.

•
Except as noted above, no other IRAs are eligible for Class R shares (for example, no traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, or SARSEPs). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

•
Any account holding Class A shares of the Fund as of the date Class R shares were made available for the Fund continues to be eligible to purchase the Fund’s Class A shares after that date. Any account holding the Fund’s Class R shares is not eligible to purchase its Class A shares.

•
Unlike Class C shares, Class R shares do not automatically convert into another class.

•
Because of their higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Institutional Class, and Class R6 shares.

Institutional Class
•
Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund.

•
Institutional Class shares are not subject to a CDSC.

•
Institutional Class shares do not assess a 12b-1 fee.

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•
Institutional Class shares are available for purchase only by the following:

○
retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;

○
tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;

○
a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

○
registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

○
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform;

○
through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs; or

○
private investment vehicles, including, but not limited to, foundations and endowments.

A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Class R6
•
Class R6 shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R6 shares are not subject to a CDSC.

•
Class R6 shares do not assess a 12b-1 fee.

•
Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries.

•
Class R6 shares are generally available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred compensation plans. In addition, for these employer-sponsored retirement plans, Class R6 shares must be held through plan level or omnibus accounts held on the books of the Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6.

•
Class R6 shares are also available for purchase through certain programs, platforms, or accounts that are maintained or sponsored by financial intermediary firms (including but not limited to, brokers, dealers, banks, trust companies, or entities performing trading/clearing functions), provided that the financial intermediary firm has entered into an agreement with the Distributor (or its affiliates) related to Class R6 for such programs, platforms or accounts.

•
In addition to the foregoing list of eligible investors, Class R6 shares are generally available to certain institutional investors and high net worth individuals who make a minimum initial investment directly in the Fund’s Class R6 shares of $1,000,000 or more and who have completed an application and been approved by the Fund for such investment. These institutional investors and high net worth individuals must retain Class R6 shares directly in their names and will not be permitted to hold such shares through an omnibus account or other similar arrangements.

•
Class R6 shares may not be available through certain financial intermediaries.

Dealer compensation

The financial intermediary who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class and Class R6 shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

	Class A1	Class C2	Class R3
Commission (%)	—	1.00%	—
Investment less than $50,000	5.00%	—	—
$50,000 but less than $100,000	4.00%	—	—
$100,000 but less than $250,000	3.00%	—	—
$250,000 but less than $500,000	2.00%	—	—

17

About your account

	Class A1	Class C2	Class R3
$500,000 but less than $1 million	1.60%	—	—
$1 million but less than $5 million	1.00%	—	—
$5 million but less than $25 million	0.50%	—	—
$25 million or more	0.25%	—	—
12b-1 fee to dealer	0.25%	1.00%	0.50%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase.

2 On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately ten years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

3 On sales of Class R shares, the Distributor does not pay your securities dealer an upfront commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.50% from the date of purchase.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of the Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Delaware Funds), the Fund’s advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services. For Class R6 shares, the Distributor and its affiliates will generally not pay additional compensation to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (including sub transfer agent/recordkeeping payments).

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of the Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or its affiliates’ payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund’s shares.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Fund’s transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in this Prospectus and to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial intermediary. You or your financial intermediary

18

must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Fund’s transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Class R, Institutional Class, and Class R6 shares (if applicable) have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in Delaware Funds over a 13-month period to qualify for reduced front-end sales charges (as set forth in the SAI). Delaware Funds no longer accept retroactive letters of intent.

Upon your request, you can combine your holdings or purchases of Class A and Class C shares of Delaware Funds (as set forth in the SAI) as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Reinvestment of redeemed shares

Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge.

Class A	Class C
Available.	Not available.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Buying Class A shares at net asset value

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.

•
Shares purchased under the Delaware Funds dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.

•
Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, any of the Manager’s current affiliates and those that may in the future be created, or any predecessor fund to a Delaware Fund, including the funds formerly advised by Foresters Investment Management Company, Inc. or any other fund families acquired or merged into the Delaware Funds; (ii) current employees of legal counsel to Delaware Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer’s agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

19

About your account

•
Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Funds.

•
Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

•
Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

•
Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

•
Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Institutional Class, if applicable.

•
Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans or programs.

•
Purchases by certain legacy bank-sponsored retirement plans and certain legacy retirement assets that meet requirements set forth in the SAI.

•
Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

•
Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.

•
Purchases by certain participants of particular group retirement plans as described in the SAI.

•
Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund’s eligibility requirements set by the predecessor fund’s company.

Waivers of contingent deferred sales charges

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. Class R, Institutional Class, and Class R6 shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs.

CDSCs for Class A and Class C shares may be waived under the following circumstances, except as noted otherwise:

•
Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

•
Redemptions that result from the right to liquidate a shareholder’s account: Redemptions that result from the right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

•
Section 401(a) qualified retirement plan distributions: Distributions to participants or beneficiaries from a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

•
Section 401(a) qualified retirement plan redemptions: Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

•
Periodic distributions or systematic withdrawals from a retirement account or qualified plan: Periodic distributions or systematic withdrawals from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

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•
Returns of excess contributions due to any regulatory limit: Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

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Distributions by other employee benefit plans: Distributions by other employee benefit plans to pay benefits.

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Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

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Redemptions by certain legacy retirement assets: Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.

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Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.

1 Qualified plans that are fully redeemed at the direction of the plan’s fiduciary may be subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

How to buy shares

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie Service Center

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Macquarie Investment Management at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, deposits in the mail or with such services or receipt at the Fund’s post office box, of purchase orders, do not constitute receipt by the Fund or its agent. Please note that the Fund reserves the right to reject any purchase.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Delaware Funds by Macquarie Service Center at 800 523-1918 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Limitations on exchanges

Shareholders of Delaware Funds that were involved in a reorganization on Oct. 4, 2019 (Reorganization Funds) may not be able to exchange their shares for shares of Delaware Funds that are not Reorganization Funds at the present time. However, until the exchange privilege is available between Reorganization Funds and non-Reorganization Funds Class A shareholders may reinvest the proceeds of a redemption from Reorganization Funds in Class A shares of any other Delaware Fund without paying a sales charge up to 12 months after the redemption. See “Reinvestment of redeemed shares” above.

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About your account

Through automated shareholder services

You may purchase or exchange shares through our automated telephone service (for Class A, Class C, and Class R shares only), or through our website, delawarefunds.com (for Class A and Class C shares only). For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00pm Eastern time), you will pay that day’s closing Fund share price, which is based on the Fund’s NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day’s closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm Eastern time). The Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, the Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00pm Eastern time or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Board’s oversight.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Document delivery

To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund’s financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Delaware Funds by Macquarie Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

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Inactive accounts

Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

How to redeem shares

Under normal circumstances, the Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Fund may use lines of credit to meet redemption requests.

Availability of these services may be limited by your financial intermediary and by the way your account is registered with Delaware Funds.

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will receive that day’s closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to the Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie Service Center

By mail

You may redeem your shares by mail by writing to: Macquarie Investment Management at P.O. Box 9876, Providence, RI 02940-8076 for redemption requests by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Delaware Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Fund’s post office box, of redemption requests, do not constitute receipt by the Fund or the transfer agent.

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About your account

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:

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By check — Sent to your address of record, provided there has not been an address change in the last 30 days.

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By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.

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By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.

Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services

You may redeem shares through our automated telephone service or through our website, delawarefunds.com. For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Redemptions-in-kind

The Fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

Low balance accounts

For Class A and Class C shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.

For Class R, Institutional Class, and Class R6 shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days’ written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days’ written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, the Fund still reserves the right to liquidate the account.

Investor services

To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Delaware Funds website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Delaware Funds.

Online account access

Online account access is a password-protected area of the Delaware Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery

With Delaware Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

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Automatic investment plan

The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares

If you received shares as the result of a merger or reorganization, you may not be able to exchange shares of the predecessor fund into other Delaware Funds at the current time. You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. In certain other circumstances, you may also be permitted to exchange your shares for shares of a different class of the Fund, but such exchange may be subject to a sales charge for the new shares. (Please refer to the SAI for more details.) You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. See “Limitations on exchanges” section.

Exchanges for money market funds

You can also exchange Class A money market fund shares for another fund without incurring a sales charge if the shares were acquired via an exchange from a load fund. The dividends earned on those shares are also eligible for the free exchange privilege. To the extent that shares are redeemed from the money market fund, the free exchange privilege is no longer available with respect to those shares. If a customer is eligible for both the free exchange privilege and reinstatement at NAV, the free exchange privilege will be used first followed by the reinstatement privilege. The amount available for the free exchange privilege will be reduced by any amount invested into a load fund that receives a sales charge waiver due to the reinstatement or free exchange privileges.

On demand service

The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one.

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year

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About your account

exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares (market timing and disruptive trading)

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing and disruptive trading. The Fund will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund considers short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Fund will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund’s then-current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders. While the Fund will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund’s shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund’s performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

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Transaction monitoring procedures

The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund’s market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund’s monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Fund’s frequent trading policy with respect to an omnibus account, the Fund’s transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Fund’s transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Fund’s frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Fund’s transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If the Fund’s transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Fund shares.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least annually. The Fund will distribute net realized capital gains, if any, at least annually, usually in November or December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

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About your account

Tax considerations

Fund distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain tax rates provided certain holding period requirements are met.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivative contracts may accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Fund is required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after Jan. 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds website at delawarefunds.com as the information becomes available.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After Dec. 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

28

Certain management considerations

Investments by fund of funds and similar investment vehicles

The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models. A “529 Plan” is a college savings program that operates under Section 529 of the Internal Revenue Code. Asset allocation models include the Delaware Funds by Macquarie Premier Advisor Platform, which offers asset allocation models using a mix of Delaware Funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

29

Financial highlights

Delaware U.S. Growth Fund

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of a Class's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800 523-1918.

	Year ended
Class A shares	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$24.41	$26.37	$22.99	$26.84	$25.66
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.08)	(0.07)	(0.01)	0.07
Net realized and unrealized gain (loss)	2.25	1.29	5.10	(0.81)	1.87
Total from investment operations	2.19	1.21	5.03	(0.82)	1.94
Less dividends and distributions from:
Net investment income	—	—	—	(0.08)	(0.06)
Net realized gain	(4.45)	(3.17)	(1.65)	(2.95)	(0.70)
Total dividends and distributions	(4.45)	(3.17)	(1.65)	(3.03)	(0.76)
Net asset value, end of period	$22.15	$24.41	$26.37	$22.99	$26.84
Total return[2]	14.04%	4.89%	23.66%	(3.48% )	7.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$116,986	$122,621	$148,867	$200,191	$412,893
Ratio of expenses to average net assets	1.11%	1.12%	1.06%	1.05%	1.05%
Ratio of expenses to average net assets prior to fees waived	1.15%	1.12%	1.06%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	(0.28% )	(0.31% )	(0.31% )	(0.06% )	0.26%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.32% )	(0.31% )	(0.31% )	(0.06% )	0.26%
Portfolio turnover	35%	39%	43%	22%	40%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during some of the periods shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

30

Delaware U.S. Growth Fund

	Year ended
Class C shares	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$20.97	$23.25	$20.60	$24.46	$23.56
Income (loss) from investment operations:
Net investment loss[1]	(0.18)	(0.23)	(0.22)	(0.17)	(0.12)
Net realized and unrealized gain (loss)	1.75	1.12	4.52	(0.74)	1.72
Total from investment operations	1.57	0.89	4.30	(0.91)	1.60
Less dividends and distributions from:
Net realized gain	(4.45)	(3.17)	(1.65)	(2.95)	(0.70)
Total dividends and distributions	(4.45)	(3.17)	(1.65)	(2.95)	(0.70)
Net asset value, end of period	$18.09	$20.97	$23.25	$20.60	$24.46
Total return[2]	13.22%	4.08%	22.80%	(4.24% )	6.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35,999	$45,629	$64,233	$80,537	$106,775
Ratio of expenses to average net assets	1.86%	1.87%	1.81%	1.80%	1.80%
Ratio of expenses to average net assets prior to fees waived	1.90%	1.87%	1.81%	1.80%	1.80%
Ratio of net investment loss to average net assets	(1.03% )	(1.06% )	(1.06% )	(0.81% )	(0.49% )
Ratio of net investment loss to average net assets prior to fees waived	(1.07% )	(1.06% )	(1.06% )	(0.81% )	(0.49% )
Portfolio turnover	35%	39%	43%	22%	40%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during some of the periods shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

31

Financial highlights

Delaware U.S. Growth Fund

	Year ended
Class R shares	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$23.34	$25.41	$22.26	$26.08	$24.96
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.11)	(0.13)	(0.13)	(0.07)	— [2]
Net realized and unrealized gain (loss)	2.10	1.23	4.93	(0.79)	1.82
Total from investment operations	1.99	1.10	4.80	(0.86)	1.82
Less dividends and distributions from:
Net investment income	—	—	—	(0.01)	—
Net realized gain	(4.45)	(3.17)	(1.65)	(2.95)	(0.70)
Total dividends and distributions	(4.45)	(3.17)	(1.65)	(2.96)	(0.70)
Net asset value, end of period	$20.88	$23.34	$25.41	$22.26	$26.08
Total return[3]	13.78%	4.62%	23.39%	(3.72% )	7.36%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,382	$12,904	$17,200	$21,358	$27,920
Ratio of expenses to average net assets	1.36%	1.37%	1.31%	1.30%	1.30%
Ratio of expenses to average net assets prior to fees waived	1.40%	1.37%	1.31%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	(0.53% )	(0.56% )	(0.56% )	(0.31% )	0.01%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.57% )	(0.56% )	(0.56% )	(0.31% )	0.01%
Portfolio turnover	35%	39%	43%	22%	40%

[1]	The average shares outstanding method has been applied for per share information.
[2]	The amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during some of the periods shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

32

Delaware U.S. Growth Fund

	Year ended
Institutional Class shares	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$26.66	$28.46	$24.66	$28.57	$27.26
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.01)	(0.02)	0.05	0.14
Net realized and unrealized gain (loss)	2.58	1.39	5.51	(0.87)	1.99
Total from investment operations	2.57	1.38	5.49	(0.82)	2.13
Less dividends and distributions from:
Net investment income	—	(0.01)	(0.04)	(0.14)	(0.12)
Net realized gain	(4.45)	(3.17)	(1.65)	(2.95)	(0.70)
Total dividends and distributions	(4.45)	(3.18)	(1.69)	(3.09)	(0.82)
Net asset value, end of period	$24.78	$26.66	$28.46	$24.66	$28.57
Total return[2]	14.33%	5.15%	24.00%	(3.24% )	7.90%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,231,134	$2,502,062	$2,780,191	$2,536,591	$3,253,926
Ratio of expenses to average net assets	0.86%	0.87%	0.81%	0.80%	0.80%
Ratio of expenses to average net assets prior to fees waived	0.90%	0.87%	0.81%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	(0.03% )	(0.06% )	(0.06% )	0.19%	0.51%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.07% )	(0.06% )	(0.06% )	0.19%	0.51%
Portfolio turnover	35%	39%	43%	22%	40%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

33

Financial highlights

Delaware U.S. Growth Fund

			Year ended
Class R6 shares	10/31/19	10/31/18	10/31/17	52/2016[1] to 10/31/16
Net asset value, beginning of period	$26.72	$28.50	$24.68	$23.75
Income from investment operations:
Net investment income[2]	0.05	0.05	0.02	0.04
Net realized and unrealized gain	2.59	1.38	5.52	0.89
Total from investment operations	2.64	1.43	5.54	0.93
Less dividends and distributions from:
Net investment income	—	(0.04)	(0.07)	—
Net realized gain	(4.45)	(3.17)	(1.65)	—
Total dividends and distributions	(4.45)	(3.21)	(1.72)	—
Net asset value, end of period	$24.91	$26.72	$28.50	$24.68
Total return[3]	14.60%	5.36%	24.19%	3.92%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,408	$2,376	$2,053	$2
Ratio of expenses to average net assets	0.63%	0.65%	0.67%	0.66%
Ratio of expenses to average net assets prior to fees waived	0.67%	0.65%	0.67%	0.66%
Ratio of net investment income to average net assets	0.20%	0.16%	0.08%	0.34%
Ratio of net investment income to average net assets prior to fees waived	0.16%	0.16%	0.08%	0.34%
Portfolio turnover	35%	39%	43%	22%	[4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year ended Oct. 31, 2016.

34

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

35

Broker-defined sales charge waiver policies

From time to time, shareholders purchasing Fund shares through a brokerage platform or account may be eligible for CDSC sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

CDSC waivers on Class C shares

—
Death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus

—
Return of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

—
Shares sold to pay certain brokerage fees initiated by the broker

—
Shares acquired through a right of reinstatement

—
Shares held in retirement accounts, that are exchanged for a lower cost share class due to transfer to certain other types of accounts or platforms where the financial intermediary has entered into an agreement with the Distributor (or its affiliates)

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge waivers for Class A shares available at Merrill Lynch

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

—
Shares purchased by or through a 529 Plan

—
Shares purchased through a Merrill Lynch affiliated investment advisory program

—
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

—
Shares of Delaware Funds purchased through the Merrill Edge Self-Directed platform (if applicable)

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within Delaware Funds)

—
Shares exchanged from Class C (that is, level-load) shares of the same Fund in the month of or following the 10-year anniversary of the purchase date

—
Employees and registered representatives of Merrill Lynch or its affiliates and their family members

—
Trustees of the Trust and employees of the Manager or any of its affiliates, as described in this Prospectus

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC waivers on Class A and C shares available at Merrill Lynch

—
Death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus

—
Return of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

—
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

—
Shares acquired through a right of reinstatement

—
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms

Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Fund assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Delaware Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

36

Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

—
Employer-sponsored retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

—
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

—
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund

—
Shares purchased through a Morgan Stanley self-directed brokerage account

—
Class C (that is, level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts with respect to Class A shares, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

—
Employer-sponsored retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

—
Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

—
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds).

—
Shares exchanged from Class C shares of the same Fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

—
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

—
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, stepson, daughter, stepdaughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (that is, Rights of Reinstatement).

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”):

Shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales load waivers on Class A shares available at Raymond James

—
Shares purchased in an investment advisory program.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the Delaware Funds).

—
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

37

—
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on Class A and C shares available at Raymond James

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

—
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

—
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: Breakpoints, and/or rights of accumulation

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser’s household at Raymond James. Eligible Delaware Funds assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

38

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Additional information

Contact information

•
Website: delawarefunds.com

•
Delaware Funds® by Macquarie Service Center: 800 523-1918 (representatives available weekdays from 8:30am to 6:00pm Eastern time)

○
For fund information, literature, price, yield, and performance figures.

○
For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

•
Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

○
For convenient access to account information or current performance information on all Delaware Funds, use this touch-tone service.

•
Written correspondence: Macquarie Investment Management, P.O. Box 9876, Providence, RI 02940-8076 (by regular mail) or Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722 (by overnight courier service).

41

Additional information about the Fund’s investments is available in its annual and semiannual shareholder reports. In the Fund’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Fund’s website at delawarefunds.com/literature. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC website at sec.gov. You may obtain copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.

Investment Company Act number: 811-07972

PR-101 [10/19] PDF 22483 [2/20]

Statement of Additional Information

Delaware Group® Adviser Funds

Nasdaq ticker symbols
Delaware Diversified Income Fund
Class A	DPDFX
Class C	DPCFX
Class R	DPRFX
Institutional Class	DPFFX
Class R6	DPZRX
Delaware U.S. Growth Fund
Class A	DUGAX
Class C	DEUCX
Class R	DEURX
Institutional Class	DEUIX
Class R6	DUZRX
Delaware Global Real Estate Opportunities Fund
Class A	DGRPX
Class C	DLPCX
Class R	DLPRX
Institutional	DGROX

February 28, 2020

P.O. Box 9876, Providence, RI 02940-8076 (regular mail)

4400 Computer Drive, Westborough, MA 01581-1722 (overnight courier service)

For a Prospectus, Performance, and Information on Existing Accounts: 800 523-1918
For Dealer Services (Broker/Dealers only): 800 362-7500

This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectuses (each a “Prospectus” and collectively, the “Prospectuses”), each dated Feb. 28, 2020, and as they may be amended from time to time, for Delaware Diversified Income Fund, Delaware U.S. Growth Fund, and Delaware Global Real Estate Opportunities Fund (each, a “Fund” and collectively, the “Funds”).

This SAI should be read in conjunction with the Prospectuses. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectuses.

The Prospectuses may be obtained through our website at delawarefunds.com/literature; by writing or calling your financial advisor; or by contacting the Funds’ distributor, Delaware Distributors, L.P. (the “Distributor”), at the above addresses, or by calling the above phone numbers. Please do not send any correspondence to 2005 Market Street, Philadelphia, PA. The Funds’ financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from each Fund's annual report (“Annual Report”) into this SAI. An Annual Report will accompany any request for this SAI. An Annual Report can be obtained, without charge, by calling 800 523-1918.

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Organization and Classification

This SAI describes the Funds, which are series of Delaware Group® Adviser Funds (the “Trust”). Each Fund offers Class A, Class C, and Class R Shares (collectively, the “Retail Classes”). Additionally, Delaware Diversified Income Fund and Delaware U.S. Growth Fund offer Class R6 shares. Each Fund also offers an Institutional Class (collectively, the “Institutional Classes” and together with the Class R6 shares and the Retail Classes, the “Classes”). All references to “shares” in this SAI refer to all classes of shares (each share class, the “Class”) of the Funds, except where noted. The Funds’ investment manager is Delaware Management Company (the “Manager” or “DMC”), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust). Jackson Square Partners, LLC (“JSP”) serves as sub-advisor to Delaware U.S. Growth Fund. For purposes of the “Investment Strategies and Risks” section, a reference to the Manager may also include JSP with respect to its role as sub-advisor of Delaware U.S. Growth Fund.

Organization

The Trust was originally organized as a Maryland corporation on Aug. 10, 1993 and was subsequently reorganized as a Delaware statutory trust on Nov. 23, 1999.

Classification

The Trust is an open-end management investment company.

Each of Delaware Diversified Income Fund’s and Delaware U.S. Growth Fund’s portfolio of assets is diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the Fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers. Delaware Global Real Estate Opportunities Fund’s portfolio of assets is “nondiversified” as defined by the 1940 Act. A nondiversified fund is believed to be subject to greater risk because adverse effects on an investment held by the fund may affect a larger portion of its overall assets and subject it to greater risks and volatility.

Investment Objectives, Restrictions, and Policies

Investment Objectives

Each Fund’s investment objective is described in its Prospectus.

Fundamental Investment Restrictions

Each Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:

1. With respect to each Fund, except Delaware Global Real Estate Opportunities Fund, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit each Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or tax-exempt obligations. Delaware Global Real Estate Opportunities Fund will concentrate its investments in real estate and real estate-related issuers. Delaware Global Real Estate Opportunities Fund otherwise shall not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

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Investment Objectives, Restrictions, and Policies

6. Make personal loans or loans of its assets to persons who control or are under common control with a Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

Nonfundamental Investment Restrictions

In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Fund will be subject to the following investment restriction, which is considered nonfundamental and may be changed by the Trust’s Board of Trustees (“Board”) without shareholder approval: Each Fund may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment.

The Funds have been advised by the staff of the SEC that it is the staff’s position, under the 1940 Act, that a Fund may invest (a) no more than 10% of its assets in the aggregate in certain collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) which are deemed to be investment companies under the 1940 Act and issue their securities pursuant to an exemptive order from the SEC and (b) no more than 5% of its assets in any single issue of such CMOs or REMICs.

In applying each Fund’s policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry or group of industries) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities. In applying Delaware Global Real Estate Opportunities Fund’s policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry), real estate and real estate related issuers mean at least 50% of the issuer’s revenue is from real estate or at least 50% of the issuer’s assets are in real estate. In applying Delaware U.S. Growth Fund’s policy on concentration, it will divide the technology sector into various subcategories (e.g., computer manufacturers, information technology services, semiconductor and other equipment manufacturers, and telecommunication services).

Except for the Funds’ policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish each Fund’s respective investment objective. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Fund’s respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving each Fund’s respective investment objective.

The portfolio turnover rate tells you the amount of trading activity in a Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of a Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Fund’s shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, a Fund may hold securities for any period of time.

The Funds may engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The Funds have, in the past, experienced portfolio turnover rates that were significantly in excess of 100%.

For the past two fiscal years ended Oct. 31, 2018 and 2019, the Funds’ portfolio turnover rates were as follows:

Fund	2018	2019
Delaware Diversified Income Fund	122%	167%
Delaware U.S. Growth Fund	39%	35%
Delaware Global Real Estate Opportunities Fund	187%	133%

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Investment Strategies and Risks

The Funds’ strategies and risks are described in the Prospectuses. Certain additional information is provided below. The following discussion supplements the description of the Funds’ investment strategies and risks that are included in the Prospectuses. The Funds' investment strategies are nonfundamental and may be changed without shareholder approval.

Asset-Backed Securities (“ABS”)

Delaware Diversified Income Fund may invest a portion of its assets in securities that are backed by assets such as receivables on home equity and credit loans; receivables regarding automobile, mobile home, and recreational vehicle loans; wholesale dealer floor plans and leases or other loans, or financial receivables currently available or that may be developed in the future.

Asset-backed receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity. The securities are collateralized by the various receivables and the payments on the underlying receivables provide the proceeds to pay the debt service on the debt obligations issued.

The rate of principal payment on ABS generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities (“MBS”) but the risk of such a prepayment does exist. Such ABS do, however, involve certain risks not associated with MBS, including the risk that security interests cannot be adequately, or in many cases ever, established, and other risks that may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws; therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple-class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Borrowing

The Funds may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Funds will not pledge more than 10% of their net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks.

The 1940 Act and the SEC’s current rules, exemptions, and interpretations thereunder, permit a Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. A Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its respective borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that a Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund’s holdings would be disadvantageous from an investment standpoint. Investment securities will not be purchased while a Fund has an outstanding borrowing.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” a Fund is also permitted under the 1940 Act to borrow for temporary purposes an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

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Investment Strategies and Risks

Combined Transactions

Delaware Diversified Income Fund and Delaware U.S. Growth Fund may enter into combined transactions.

Combined transactions may include multiple options transactions; multiple futures transactions; multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions; and any combination of futures, options, currency, and interest rate transactions (“component” transactions) instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Manager, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Convertible Securities

The Funds may invest in securities that have either warrants or rights attached or are otherwise convertible into other or additional securities. Delaware U.S. Growth Fund may invest in convertible bonds, preferred stocks, and convertible preferred stocks, provided that these investments, when aggregated with its debt securities and bonds, do not exceed 35% of the Fund’s assets. Delaware Global Real Estate Opportunities Fund may invest in convertible securities, including preferred stocks that offer enhanced yield features. Delaware Diversified Income Fund may also invest in convertible securities.

A convertible security is generally a debt obligation, preferred stock, or other security that may be converted within a specified period of time into a certain amount of common stock of the same or of a different issuer. The conversion may occur at the option of the investor in or issuer of the security, or upon a predetermined event. A convertible security typically provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities are also subject to risks that affect debt securities in general.

Although less than an investment in the underlying stock, the potential for gain on an investment in a convertible security is greater than for similar nonconvertible securities. As a result, a lower yield is generally offered on convertible securities than on otherwise equivalent nonconvertible securities. There is no guarantee that a Fund will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to the company’s common stock, but may be subordinate to other types of fixed income securities issued by that company. When a convertible security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank or other sponsor, the security is an obligation of and is convertible through the issuing investment bank. However, the common stock received upon conversion is that of a company other than the investment bank or sponsor. The issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer.

Convertible preferred stock. A convertible preferred stock is usually treated like a preferred stock for a Fund’s financial reporting, credit rating, investment policies, and limitations purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so its market value is dependent on the issuer’s business prospects for an indefinite period of time. Distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for tax purposes. Investments in convertible preferred stock, as compared to the debt obligations of an issuer, generally increase a Fund’s exposure to the credit risk of the issuer and market risk generally, because convertible preferred stock will fare more poorly if the issuer defaults or markets suffer.

Risks. An investment in a convertible security may involve risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of a security when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. Although a Fund intends to acquire convertible securities that the Manager considers to be liquid (i.e., those securities that the Manager determines may be sold on an exchange, or an institutional or other substantial market), there can be no assurances that this will be achieved. Certain securities and markets can become illiquid quickly, resulting in

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liquidity risk for a Fund. A Fund may also encounter difficulty valuing convertible securities due to illiquidity or other circumstances that make it difficult for the Fund to obtain timely market quotations based on actual trades for convertible securities.

Depositary Receipts

The Funds may make foreign investments through the purchase and sale of sponsored or unsponsored American depositary receipts (“ADRs”) and Delaware Diversified Income Fund and Delaware Global Real Estate Opportunities Fund may invest in sponsored and unsponsored European depositary receipts (“EDRs”), and global depositary receipts (“GDRs”) that are actively traded in the United States.

Many securities of foreign issuers are represented by ADRs, GDRs, and EDRs (collectively, “depositary receipts”). Generally, depositary receipts in registered form are designed for use in the US securities market and depositary receipts in bearer form are designed for use in securities markets outside the US. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in US dollars, and ADRs are traded in the US on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the US for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the US market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a US corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. If the issuer’s home country does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer’s country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If a Fund’s investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Derivatives Instruments

The Funds may invest in some or all of the following types of derivatives instruments: forward foreign currency contracts, futures, options, and swaps, all of which are described in more detail in this section of the SAI.

Generally, derivatives are financial instruments whose values depend on or are derived from the value of one or more underlying assets, reference rates, indices, or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities, or related indices. Derivatives instruments allow a Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Because some derivatives instruments used by a Fund may oblige it to make payments or incur additional obligations in the future, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. For more information about segregating assets, see “Segregation of Assets” in this section.

The Funds may value derivatives instruments at market value, notional value, or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). The manner in which certain securities or other instruments are valued by the Funds may differ from the manner in which those investments are valued by other types of investors.

Exclusion from commodity pool operator definition. The Trust has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) with respect to the Funds under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Manager, although registered as a commodity trading advisor (“CTA”) with the CFTC, provides commodity interest trading advice to the Funds as if the Manager was exempt from CTA registration in reliance on applicable rules of the CFTC.

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Investment Strategies and Risks

The terms of the CPO exclusion require a Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options, and certain swaps, which in turn include nondeliverable currency forwards, as further described below. Because the Manager and the Trust intend to comply with the terms of the CPO exclusion with respect to the Funds, each Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Trust’s reliance on the CPO exclusion, the Manager’s provision of services as an exempt CTA or a Fund, its investment strategies, or this SAI.

Generally, the exclusion from CPO definition and regulation on which the Trust relies requires a Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Funds’ positions in commodity interests may not exceed 5% of the liquidation value of the Funds’ portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Funds’ commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Funds’ portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Trust would withdraw the notice claiming an exclusion from the definition of a CPO for the Fund, and the Manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Manager’s compliance with comparable SEC requirements. However, as a result of CFTC regulation, a Fund may incur additional compliance and other expenses.

Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivatives instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivatives transactions, may prevent the Funds from using or limit the Funds’ use of these instruments effectively as a part of its investment strategy, and could adversely affect the Funds’ ability to achieve its investment goal(s). The Manager will continue to monitor developments in this area. New requirements, even if not directly applicable to a Fund, may increase the cost of the Funds’ investments and cost of doing business.

Duration

Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s term-to-maturity has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the expected life of a fixed income security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity, and call features into one measure. Duration is one of the fundamental tools used by the Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of 10 or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Foreign Investments

Delaware Diversified Income Fund and Delaware U.S. Growth Fund may invest up to 40% and 20%, respectively, of their net assets in foreign securities. Delaware Global Real Estate Opportunities Fund may invest in securities of foreign companies. The foreign short-term fixed income

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securities in which Delaware Diversified Income Fund may invest may be foreign currency denominated, including the euro. Such securities may include those issued by supranational entities. Such fixed income securities will be typically rated, at the time of purchase, AA or higher by Standard & Poor’s Financial Services LLC, a division of The McGraw Hill Companies, Inc. (“S&P”) or Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or of comparable quality as determined by the Manager.

Overview. Investors should consider carefully the substantial risks associated with investing in the securities of certain governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. As with US securities, the value of foreign securities is affected by general economic conditions and individual issuer and industry earnings prospects.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments that could affect investments in securities of issuers in foreign nations. There is no assurance that the Manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the US dollar compared to such foreign currencies.

There may be less publicly available information about foreign issuers that is comparable to the reports and ratings published about issuers in the US. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to US issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the US or other major economies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in US courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with US investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the US markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable US issuers. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”).

In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US, which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the US, are likely to be higher. Foreign security trading, settlement, and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in US markets, may be cumbersome, and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker/dealer, securities depository, or foreign subcustodian.

To the extent that a Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise connected. In the event of economic or political turmoil, a deterioration of diplomatic relations or a natural or man-made disaster in a region or country where a substantial portion of a Fund’s assets are invested, the Fund may have difficulty meeting a large number of shareholder redemption requests.

The holding of foreign securities may be limited by a Fund to avoid investment in certain Passive Foreign Investment Companies (“PFICs”).

Developing markets or emerging markets. Investments in companies domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political, and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which a Fund may trade may not possess the same degree of financial sophistication, creditworthiness, or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political, or social events in such countries.

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In addition, many developing market countries have experienced substantial and, during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency, and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by a Fund. A Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization, and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to a Fund. Legal compensation schemes may be nonexistent, limited, or inadequate to meet a Fund’s claims in any of these events.

Securities trading in developing markets present additional credit and financial risks. A Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt, or implement creditworthiness standards, financial reporting standards, or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or nonexistent. Investments in developing market countries may involve risks of nationalization, expropriation, and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, a Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing, and reporting standards in certain countries in which a Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which a Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a Fund’s securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually US dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund’s shareholders.

Foreign governmental and supranational debt securities. Investments in debt securities of foreign governmental or supranational issuers are subject to all the risks associated with investments in US and foreign securities and certain additional risks.

Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored, or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled, or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws; economic development; and humanitarian, political, or environmental initiatives. Supranational debt obligations include: Brady Bonds (which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness); participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank, and the European Economic Community.

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Foreign government debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling or unable to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-US reserves, the availability of sufficient non-US exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders, such as the International Monetary Fund or the World Bank, and the political considerations or constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which a Fund may collect in whole or in part on debt subject to default by a government.

Foreign currency exchange rates. Changes in foreign currency exchange rates will affect the US dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by a Fund in that foreign currency. This may affect a Fund’s share price, income, and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the US dollar. It will be more difficult for the Manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to a Fund’s investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. A Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of securities in US dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the US dollar. Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after a Fund’s income has been accrued and translated into US dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in US dollars and the time such expenses are paid, a Fund will have to convert a greater amount of the currency into US dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases a Fund’s exposure to foreign securities losses.

The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals, and grains). Accordingly, the Funds interpret the fundamental restriction related to commodities to permit them (subject to their investment goals and general investment policies) to invest directly in foreign currencies and other financial commodities and to purchase, sell, or enter into foreign currency futures contracts and options thereon, forward foreign currency contracts, foreign currency options, currency, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also interpret their fundamental restriction regarding purchasing and selling physical commodities to permit the Funds to invest in exchange-traded funds (“ETFs”) or other entities that invest in physical and/or financial commodities.

Forward Foreign Currency Contracts

The Funds may engage in forward foreign currency contracts. The Funds may use forward currency contracts to hedge currency risks, to facilitate transactions in foreign securities, and to hedge against a decline in the value of existing investments denominated in foreign currency. When dealing in forward contracts, Delaware Diversified Income Fund and Delaware U.S. Growth Fund will be limited to hedging involving either specific transactions or portfolio positions. These Funds may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in their portfolios denominated or quoted in, or currently convertible into, such currency. The Funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currencies, even if the specific investments have not yet been selected by the Manager.

The Funds value their assets daily in US dollars, but do not intend to convert the value of their foreign holdings into US dollars on a daily basis. The Funds will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations. The Funds may conduct their forward foreign currency contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract), and investors should be aware of the costs of currency conversion.

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When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to “lock in” the US dollar price of the security or the US dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Manager believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency.

The Funds may use forward currency contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Manager expects to enter into settlement hedges in the normal course of managing the Funds’ foreign investments. A Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Manager.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for US dollars to hedge against possible declines in the pound’s value. Such a hedge (sometimes referred to as a “position hedge”) would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling — for example, by entering into a forward contract to sell euros in return for US dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into US dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodian account to cover forward currency contracts. As required by SEC guidelines, the Funds will segregate assets to cover forward currency contracts, if any, whose purpose is essentially speculative.

Under definitions adopted by the CFTC and the SEC, nondeliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” A nondeliverable forward is a cash-settled, short-term forward contract on a thinly traded or nonconvertible foreign currency, where the profit or loss at the time of the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. Although nondeliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.

Risks of forward foreign contracts. The successful use of these transactions will usually depend on the Manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, for example, due to bankruptcy or insolvency of the counterparty. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that a Fund is not obligated to actively engage in hedging or other currency transactions. For example, a Fund may not attempt to hedge its exposure to a particular foreign currency at a time when doing so might avoid a loss.

Currency forward contracts may limit potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Futures and Options on Futures

Delaware Diversified Income Fund and Delaware U.S. Growth Fund may enter into futures contracts on stocks and currencies (including Eurodollars), purchase and sell options on such futures, and enter into closing transactions with respect to those activities. These Funds intend to

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engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities that are held by each Fund or that each Fund intends to purchase. Additionally, they may write options on futures contracts to realize, through the receipt of premium income, a greater return than would be realized in each Fund’s portfolio securities alone. Delaware Global Real Estate Opportunities Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest or foreign exchange rates without actually buying or selling such securities.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-US currencies, interest rates, stock and bond indices, and debt securities, including US government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on US and non-US exchanges. Futures contracts in the US have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

The Funds generally buy and sell futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in the market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Manager and the Funds’ custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. The Funds’ use of futures contracts is subject to the risks associated with derivatives instruments generally. In addition, a purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If

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the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

A Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the Manager’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, a Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if a Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the Manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When a Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, a Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.

For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. A Fund’s use of options on futures contracts is subject to the risks related to derivatives instruments generally. In addition, the amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected

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in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

High Yield Securities (“Junk bonds”)

The Funds may purchase securities that are rated lower than BBB- by S&P or Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization (“NRSRO”), which are commonly known as “junk bonds.”

Junk bonds are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Although the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See “Appendix A — Description of Ratings.”

The market for lower-rated securities and debt securities of distressed companies may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities and the Fund’s ability to dispose of these lower-rated debt securities.

Since the risk of default is higher for lower-quality securities, the Manager’s research and credit analysis are an integral part of managing any securities of this type. In considering junk bond investments, the Manager will attempt to identify those issuers of high yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. The Manager’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Illiquid and Restricted Investments

Each Fund is permitted to invest up to 15% of its respective net assets in illiquid investments. For purposes of a Fund’s 15% limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Illiquid investments, for purposes of this policy, include repurchase agreements maturing in more than seven calendar days.

Each Fund may purchase privately placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in a Fund obtaining a less favorable price on a resale.

Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Funds. Restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in a Fund obtaining a less favorable price on a resale.

The Manager is responsible for the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund’s limitation on investments in illiquid investments. The Manager considers the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

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If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund’s holdings of illiquid investments exceed its limit on investment in such investments, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Investment Companies

Each Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.

With respect to unaffiliated funds in which a Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. A Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permit the Fund’s investments to exceed such limits in unaffiliated underlying funds. To the extent that a Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.

Each Fund may invest in securities issued by closed-end funds, subject to any of its investment policies. If a Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments. Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund’s shares quoted on an exchange may not reflect the NAV of the securities held by the closed-end fund, and the premium or discount the share prices represent versus NAV may change over time based on a variety of factors, including supply of and demand for the closed-end fund’s shares, that are outside the closed-end fund’s control or unrelated to the value of the underlying portfolio securities. If a Fund invests in the closed-end fund to gain exposure to the closed-end fund’s investments, the lack of correlation between the performance of the closed-end fund’s investments and the closed-end fund’s share price may compromise or eliminate any such exposure.

To the extent that a Fund invests in an exchange-traded fund (“ETF”), the market value of the ETF shares may differ from its NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETFs’ operating expenses and transaction costs.

Limited Partnerships

Delaware Global Real Estate Opportunities Fund may invest in limited partnerships, including limited partnerships that invest in real estate assets and other illiquid or restricted assets.

The Fund may invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (“Real Estate Limited Partnerships”). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase.

The Fund’s portfolio managers believe investments in Real Estate Limited Partnerships may offer an opportunity to obtain favorable yields and diversification benefits. However, these investments may be subject, but not limited, to the following risks:

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The Real Estate Limited Partnerships may include expenses, such as but not limited to general partner or managing member fees, property management fees, borrowing expenses, and acquisition fees, and these fees may reduce the return from the investment.

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The general partner or managing member of the Real Estate Limited Partnership has broad discretion to manage the entity, and the limited partners may have limited rights in connection with key decisions.

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A Real Estate Limited Partnership may require additional capital contributions, and it may be difficult to ascertain the amount of the capital contributions in advance.

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The Fund’s interest in a Real Estate Limited Partnership may become diluted if it does not make requested capital contributions.

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The Fund may not be able to readily liquidate its interest in the Real Estate Limited Partnership without the prior consent of the general partner, managing member or a majority of partnership interests.

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A Real Estate Limited Partnership’s distributions may be subject to “waterfalls” that give preference to majority investors.

In certain instances, the Real Estate Limited Partnership may be required to indemnify the general partner, the limited partners, the managing member and officers, against legal claims.

Finally, the income from investments in Real Estate Limited Partnerships is unlikely to qualify for purposes of satisfying the income or asset requirements in the Internal Revenue Code for qualification as a regulated investment company (i.e., that at least 90% of gross income from a regulated investment company be derived from certain specified types of assets and that at each calendar quarter at least 50% of the value of the total assets be represented by certain specified types of assets).

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Loans and Other Indebtedness

Delaware Diversified Income Fund may purchase loans and other indebtedness.

In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of nonpayment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal, and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary.

The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans and the other indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments. The Fund’s ability to receive payment of principal, interest, and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other indebtedness that the Fund will purchase, the Manager will rely upon its own (and not the original lending institution’s) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund’s portfolio investments. The highly leveraged nature of many such loans and other indebtedness may make such loans and other indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other indebtedness may involve additional risk to the Fund.

Mortgage-Backed Securities (“MBS”)

The Funds may invest in MBS issued or guaranteed by the US government, its agencies or instrumentalities, or by government sponsored corporations. Delaware Diversified Income Fund and Delaware Global Real Estate Opportunities Fund also may invest in collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).

Overview. MBS, also referred to as mortgage securities or mortgage-related securities, represent an ownership interest in a pool of mortgage loans, usually originated by mortgage bankers, commercial banks, savings and loan associations, savings banks, and credit unions to finance purchases of homes, commercial buildings, or other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to an MBS to protect against default on obligations.

As the underlying mortgage loans are paid off, investors receive principal and interest payments, which “pass-through” when received from individual borrowers, net of any fees owed to the administrator, guarantor, or other service providers. Some MBS make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

MBS are based on different types of mortgages, including those on commercial real estate or residential properties. The primary issuers or guarantors of MBS have historically been Ginnie Mae, Fannie Mae, and Freddie Mac. Other issuers of MBS include commercial banks and other private lenders.

Ginnie Mae is a wholly owned US government corporation within the Department of Housing and Urban Development. Ginnie Mae guarantees the principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers). Ginnie Mae also guarantees the principal and interest on securities backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Ginnie Mae’s guarantees are backed by the full faith and credit of the US government. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of MBS nor do they extend to the value of a Fund’s shares which will fluctuate daily with market conditions.

Fannie Mae is a government-sponsored corporation, but its common stock is owned by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and

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federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the US government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks but now its common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.

Although the MBS of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the US government, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. The yields on these MBS have historically exceeded the yields on other types of US government securities with comparable maturities due largely to their prepayment risk. The US government, in the past, provided financial support to Fannie Mae and Freddie Mac, but no assurance can be given that the US government will continue to do so.

On Sept. 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer, or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the US Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise’s operations.

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its MBS. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of nonpayment of principal and interest.

MBS that are issued or guaranteed by the US government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, set forth under “Fundamental Investment Policies,” by virtue of the exclusion from that test available to securities issued or guaranteed by the US government or any of its agencies or instrumentalities. In the case of privately issued MBS, a Fund categorizes, where possible, the securities by the issuer’s industry for purposes of the Fund’s industry concentration restrictions.

Private MBS. Issuers of private MBS, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, are not US government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the MBS, or they may partner with a government entity by issuing mortgage loans guaranteed or sponsored by the US government or a US government agency or sponsored enterprise. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on private MBS is historically higher because neither the US government nor an agency or instrumentality has guaranteed them. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether an MBS meets a Fund’s quality standards. The Funds may buy MBS without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Manager determines that the securities meet the Funds’ quality standards. Private MBS whose underlying assets are neither US government securities nor US government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political, or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Nongovernment MBS are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, a Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

CMOs and REMICs. Some MBS known as collateralized mortgage obligations (“CMOs”) are divided into multiple classes. Each of the classes is allocated a different share of the principal and/or interest payments received from the pool according to a different payment schedule depending on, among other factors, the seniority of a class relative to their classes. Other MBS such as real estate mortgage investment conduits (REMICs) are also divided into multiple classes with different rights to the interest and/or principal payments received on the pool of mortgages. A CMO or REMIC may designate the most junior of the securities it issues as a “residual” which will be entitled to any amounts remaining after all classes of shareholders (and any fees or expenses) have been paid in full. Some of the different rights may include different maturities, interest rates, payment schedules, and allocations of interest and/or principal payments on the underlying mortgage loans. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other MBS. Payments of principal and interest on the underlying collateral provide the resources to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to REMICs and multi-class pass-through securities.

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All the risks applicable to a traditional MBS also apply to the CMO or REMIC taken as a whole, even though certain classes of the CMO or REMIC will be protected against a particular risk by subordinated classes. The risks associated with an investment in a particular CMO or REMIC class vary substantially depending on the combination of rights associated with that class. An investment in the most subordinated classes of a CMO or REMIC bears a disproportionate share of the risks associated with MBS generally, be it credit risk, prepayment or extension risk (the risk of a security’s expected maturity being reduced or lengthened in duration due to a change of the timing of payment), interest rate risk, income risk, market risk, liquidity risk or any other risk associated with a debt or equity instrument with similar features to the relevant class. As a result, an investment in the most subordinated classes of a CMO or REMIC is often riskier than an investment in other types of MBS.

CMOs are generally required to maintain more collateral than REMICs to collateralize the CMOs being issued. Most REMICs are not subject to the same minimum collateralization requirements and may be permitted to issue the full value of their assets as securities, without reserving any amount as collateral. As a result, an investment in the subordinated classes of a REMIC may be riskier than an investment in equivalent classes of a CMO.

CMOs may be issued, guaranteed or sponsored by governmental entities or by private entities. Consequently, they involve risks similar to those of traditional MBS that have been issued, guaranteed, or sponsored by such government and/or private entities. For example, a Fund is generally exposed to a greater risk of loss due to default when investing in CMOs that have not been issued, guaranteed, or sponsored by a government entity.

CMOs are typically issued in multiple classes. Each class, often referred to as a “tranche,” is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more classes of a CMO may have interest rates that reset periodically as adjustable-rate mortgage loans (“ARMs”) do. These adjustable rate classes are known as “floating-rate CMOs” and are subject to most risks associated with ARMs. Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime “caps” on the interest rate. These caps, similar to the caps on ARMs, limit a Fund’s potential to gain from rising interest rates and increase the sensitivity of the CMO’s price to interest rate changes while rates remain above the cap.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by US government agencies.

CMOs involve risks including the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral, and risks resulting from the structure of the particular CMO transaction and the priority of the individual tranches. The prices of some CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may be less liquid than other types of MBS. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances. Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by US government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the US government has not guaranteed them.

To the extent any privately issued CMOs in which a Fund invests are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

Commercial mortgage-backed securities (“CMBS”). CMBS are issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties. The loans are collateralized by various types of commercial property, which include, but are not limited to, multifamily housing, retail shopping centers, office space, hotels, and healthcare facilities. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. CMBS are subject to credit risk, prepayment risk, and extension risk. The Manager, through its careful credit analysis, attempts to address the risk of an issuer being unable to make timely payments of interest and principal. Although prepayment risk is present, it is of a lesser degree in CMBS than in the residential mortgage market.

Stripped mortgage securities. Some MBS referred to as stripped MBS are divided into classes which receive different proportions of the principal and interest payments or, in some cases, only payments of principal or interest (but not both). Other MBS referred to as net interest margin (“NIM”) securities give the investor the right to receive any excess interest earned on a pool of mortgage loans remaining after all classes and service providers have been paid in full. Stripped MBS may be issued by government or private entities. Stripped MBS issued or guaranteed by agencies or instrumentalities of the US government are typically more liquid than privately issued stripped MBS.

Stripped MBS are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. In most cases, one class receives all of the interest (the interest-only or “IO” class), while the other class receives all of the principal (the principal-only or “PO” class). The return on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on any IO class held by the Funds. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody’s, respectively.

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NIM securities represent a right to receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped MBS, the return on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Stripped MBS and NIM securities tend to exhibit greater market volatility in response to changes in interest rates than other types of MBS and are purchased and sold by institutional investors, such as a Fund, through investment banking firms acting as brokers or dealers. Some of these securities may be deemed “illiquid” and therefore subject to a Fund’s limitation on investment in illiquid investments and the risks associated with illiquidity.

Mortgage loan and home equity loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage and home equity loan securities are developed and offered to investors, a Fund may invest in them if they are consistent with the Fund’s goals, policies and quality standards.

Additional risks. In addition to the special risks described below, MBS are subject to many of the same risks as other types of debt securities. The market value of MBS, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. MBS differ from conventional debt securities in that most MBS are pass-through securities. This means that they typically provide investors with periodic payments (typically monthly) consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (net of any fees paid to the issuer or guarantor of such securities and any applicable loan servicing fees). As a result, the holder of the MBS (i.e., a Fund) receives scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The rate of prepayments on the underlying mortgages generally increases as interest rates decline, and when a Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing MBS. For this reason, pass-through MBS may have less potential for capital appreciation as interest rates decline and may be less effective than other types of US government or other debt securities as a means of “locking in” long-term interest rates. In general, fixed rate MBS have greater exposure to this “prepayment risk” than variable rate securities.

An unexpected rise in interest rates could extend the average life of an MBS because of a lower than expected level of prepayments or higher than expected amounts of late payments or defaults. In addition, to the extent MBS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if MBS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will generally be treated as ordinary income. Regulatory or tax changes may also adversely affect the MBS market as a whole.

Guarantees. The existence of a guarantee or other form of credit support on an MBS usually increases the price that a Fund pays for the security. There is always the risk that the guarantor will default on its obligations. When the guarantor is the US government, there is minimal risk of guarantor default. However, the risk remains if the credit support or guarantee is provided by a private party or a US government agency or sponsored enterprise. Even if the guarantor meets its obligations, there can be no assurance that the type of guarantee or credit support provided will be effective at reducing losses or delays to investors, given the nature of the default. A guarantee only assures timely payment of interest and principal, not a particular rate of return on a Fund’s investment or protection against prepayment or other risks. The market price and yield of the MBS at any given time are not guaranteed and are likely to fluctuate.

Municipal Bonds

Municipal bonds are generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general capital expenses, and the obtaining of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposals. Such obligations are included within the term “municipal bonds” provided that the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. In addition, the interest paid on industrial development bonds, the proceeds from which are used for the construction, equipment, repair, or improvement of privately operated industrial or commercial facilities, may be exempt from federal income tax, although current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but

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not from the general taxing power. Tax exempt industrial development bonds are, in most cases, revenue bonds and do not generally carry the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications.

The yields on municipal bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligations, and rating of the issue. The imposition of a Fund’s management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

Options

The Funds may purchase and sell (write) put and call options on securities. The present intent of Delaware Diversified Income Fund and Delaware U.S. Growth Fund is to write only covered call options. Delaware Global Real Estate Opportunities Fund may invest in options that are either exchange-listed or traded over-the-counter. In order to comply with the securities laws of one state, Delaware Global Real Estate Opportunities Fund will not write put or call options if the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold exceeds 25% of the Fund’s net assets. Should state laws change or should the Trust receive a waiver of its application for the Fund, the Fund reserves the right to increase this percentage. Delaware Global Real Estate Opportunities Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of its respective total assets. The Fund also may purchase put options to the extent premiums paid by the Fund do not aggregate more than 2% of its respective total assets. The Fund will, at all times during which it holds a put option, own the security covered by such option. Consistent with the limited purposes for which Delaware Global Real Estate Opportunities Fund intends to purchase put options, the Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). Delaware Global Real Estate Opportunities Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

Except as otherwise described below, when a Fund writes a call option on a broadly based stock market index, the Fund will segregate, put into escrow with its custodian, or pledge to a broker as collateral for the option, cash, cash equivalents or at least one “qualified security” with a market value, at the time the option is written, of not less than 100% of the current index value times the multiplier times the number of contracts.

Delaware Diversified Income Fund and Delaware U.S. Growth Fund will write call options on indices only if on such date they hold a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. If Delaware Diversified Income Fund and Delaware U.S. Growth Fund have written an option on an industry or market segment index, they will so segregate, put into escrow with their custodian, or pledge to a broker as collateral for the option, at least ten “qualified securities,” which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of each Fund’s holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged, or escrowed, in the case of broadly based stock market index options, or 25% of such amount in the case of industry or market segment index options.

Delaware U.S. Growth Fund may deal in over-the-counter (“OTC”) options. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of the Fund’s portfolio. As part of these procedures, the Fund will engage in OTC options transactions only with primary dealers that have been specifically approved by the Trust’s Board. The Fund will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus, with respect to OTC options written by the Fund, the amounts required to be treated as illiquid pursuant to the terms of SEC guidance (and the value of the assets used as cover with respect to OTC option sales), plus the amount invested by the Fund in illiquid investments, would exceed 15% of the Fund’s total assets.

Overview. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument; the remaining term of the option, supply, demand, or interest rates; and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the US are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

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Investment Strategies and Risks

Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). As with a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when a Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. A Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. A Fund will write call options on a covered basis only.

If a Fund writes a covered call option, any underlying reference instruments that are held by the Fund and subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. A Fund will be unable to sell the underlying reference instruments that are subject to the written call option until the Fund either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, a Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, a Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and a Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). As the writer of an option, if a Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel a Fund’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing

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the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.

Over-the-counter (“OTC”) options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of nonperformance by the dealer, including because of the dealer’s bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. A Fund may suffer a loss if it is not able to exercise the option (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

Risks of options. A Fund’s options investments involve certain risks, including general risks related to derivatives instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options. Therefore, a Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-US exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of a Fund’s portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Manager is not successful in using options in managing a Fund’s investments, the Fund’s performance will be worse than if the Manager did not employ such strategies.

Preferred Securities

The Funds may invest in preferred securities. Delaware U.S. Growth Fund may invest in convertible bonds, preferred stocks, and convertible preferred stocks, provided that these investments, when aggregated with the Fund’s debt securities and bonds, do not exceed 35% of the Fund’s assets.

Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other noncompliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or noncompliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Real Estate Investment Trusts (“REITs”)

Delaware Global Real Estate Opportunities Fund and Delaware U.S. Growth Fund may invest in REITs.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or in mortgages and loans collateralized by real estate. “Equity” REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers, or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. “Mortgage” REITs make loans to commercial real estate developers and earn income from interest payments. A hybrid REIT combines the characteristics of Equity REITs and

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Mortgage REITs, generally by holding both ownership interest and mortgage interests in real estate. Although not required, the Manager anticipates that under normal circumstances the Funds will invest primarily in Equity REITs. Although the REIT structure originated in the US, a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures.

For US federal tax law purposes, to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, or gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest, and gains from the sale of securities. Real property, mortgage loans, cash, and certain securities must comprise 75% of a company’s assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 90% of its REIT taxable income.

REIT risks. A Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by any changes in the value of the underlying properties owned by the REITs and other factors and their prices tend to go up and down, while mortgage REITs may be affected by the quality of any credit extended. REITs are not diversified and are subject to the risks of financing projects. A REIT’s performance depends on the types and locations of the properties it owns and on management skills. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent, or poor management. REITs whose underlying assets include US long-term healthcare properties, such as nursing, retirement and assisted living homes, may be impacted by US federal regulations concerning the healthcare industry. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows.

REITs (especially mortgage REITs) are also subject to interest rate risks — when interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Because REITs typically are invested in a limited number of projects or in a particular market segment, REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Repurchase Agreements

The Funds may invest in repurchase agreements, although they normally do not do so, except to invest cash balances.

Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the US government or its agencies or instrumentalities from a qualified bank or broker/dealer and then to sell the securities back to the bank or broker/dealer on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows a Fund to earn a return on cash in the Fund’s portfolio that would otherwise remain uninvested. The bank or broker/dealer must transfer to a Fund’s custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The Manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker/dealer, including possible delays or restrictions upon a Fund’s ability to sell the underlying securities and additional expenses in seeking to enforce the Fund’s rights and recover any losses. A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker/dealers that the Manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although a Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high-quality collateral, some credit risk remains. The counterparty could default, which may make it necessary for a Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by a Fund. A repurchase agreement with more than seven days to maturity may be considered an illiquid investment and may be subject to a Fund’s investment restriction on illiquid investments.

Delaware Funds® by Macquarie (each a “Delaware Fund” and collectively, “Delaware Funds”) have obtained an exemption (the “Order”) from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Funds jointly to invest cash balances. A Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Reverse Repurchase Agreements

Delaware U.S. Growth Fund may engage in reverse repurchase agreements with banks and securities dealers.

A reverse repurchase agreement is the sale of a security by the Fund and its agreement to repurchase the security at a specified time and price. The Fund will maintain, in a segregated account with its custodian, cash, cash equivalents, or US government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). If the reverse repurchase agreement lacks a specified repurchase price, the Fund must segregate liquid assets equal to the proceeds received on any sale subject to repurchase plus accrued interest. If the reverse repurchase agreement has a specified repurchase price, the Fund must segregate liquid

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assets equal to the repurchase price. Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the Fund; accordingly, the Fund will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

“Roll” Transactions

The Funds may engage in “roll” transactions.

A “roll” transaction is the sale of securities together with a commitment, for which a Fund may receive a fee, to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by a Fund; accordingly, a Fund will limit its use of these transactions, together with any other borrowings, to no more than one third of each of their total assets. For each roll transaction, a Fund will segregate assets as set forth in “Segregation of Assets.” Although these transactions will not be entered into for leveraging purposes, to the extent a Fund’s aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of a Fund’s portfolio securities decline while it is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As a Fund’s aggregate commitments under these transactions increase, its leverage risk similarly increases.

Mortgage Dollar Rolls. Delaware U.S. Growth Fund may enter into mortgage “dollar rolls” in which the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions that constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker/dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Securities Lending

Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

A Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (“Lending Agreement”) with The Bank of New York Mellon (“BNY Mellon”). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (ii) 105% with respect to foreign securities. With respect to each loan if, on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to a Fund or, at the discretion of the lending agent, replace the loaned securities. A Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. A Fund has the right under the Lending Agreement to recover the securities

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from the borrower on demand. With respect to security loans collateralized by non-cash collateral, a Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among a Fund, the security lending agent, and the borrower. A Fund records security lending income net of allocations to the security lending agent and the borrower.

Segregation of Assets

Consistent with SEC staff guidance, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward foreign currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii)  reverse repurchase agreements.

Consistent with SEC staff guidance, a Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (“Asset Segregation Policies”).

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the market value of the instruments underlying the futures contract (sometimes referred to as the notional value of the contract). With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the Fund’s daily marked to market (net) obligation under the contract ( i.e., the daily market value of the contract itself), if any; in other words, the Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

A Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, a Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied. In addition, a Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

Short Sales

Delaware Diversified Income Fund may make short sales on exchange-traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Fund, of a decline in a particular market sector to which the Fund has significant exposure, or of the exposure to securities owned by the Fund in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Fund’s holdings. There is no assurance that any such short sales will achieve their intended objective(s). The Manager will not engage in short sales for speculative purposes.

Typically, short sales are transactions in which the Fund sells a security that the Fund has borrowed, but that it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will be required to maintain daily a segregated account, containing cash or eligible securities, at such a level that: (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund’s total investments in exchange-traded funds will not exceed 5% of net assets in any one exchange-traded fund and 10% in all positions in investment companies, including exchange-traded funds, in the aggregate.

The Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security; conversely, the Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest that the Fund may be required to pay in connection with a short sale.

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The ability of the Fund to effect short sales may be limited because of certain requirements the Fund must satisfy to maintain its status as a regulated investment company.

Short-Term Debt Instruments and Temporary Investments

Each Fund may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Manager determines that securities meeting a Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Manager determines that conditions warrant, a Fund may increase this percentage up to 100%. For purposes of these policies, money market securities include (i) short-term US government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the US Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical rating organization (NRSRO), such as S&P or Moody’s, or determined by the Manager to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits, and bankers’ acceptances) of US domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below.

US Government Securities. Examples of types of US government obligations in which a Fund may invest include US Treasury obligations and the obligations of US government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the US, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the US Treasury or not, US government securities are not guaranteed against price movements due to fluctuating interest rates.

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US Treasury Obligations. US Treasury obligations consist of bills, notes, and bonds issued by the US Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts. Interests in separately traded interest and principal component parts of US government obligations that are issued by banks or brokerage firms and are created by depositing US government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities.

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US Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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US Government Agencies. Some obligations issued or guaranteed by agencies of the US government are supported by the full faith and credit of the US Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the US government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund’s shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days. A Fund may invest in short-term promissory notes issued by corporations that, at the time of purchase, are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody’s and A-1 by S&P are the highest investment grade category.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of US Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks are not covered by the Federal Deposit Insurance Corporation (“FDIC”) and may involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping requirements than those applicable to domestic branches of US banks. Bank obligations include the following:

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Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on, and accepted by, a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless they can be traded on a secondary market, certificates of deposit with penalties for early withdrawal may be considered illiquid.

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Time Deposits. Time deposits are nonnegotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days may be considered to be illiquid investments.

Small to Medium-Sized Companies

The Funds may invest in equity securities of small to medium-sized companies. These stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500® Index. This is because, among other things, smaller companies have a lower degree of liquidity and tend to have a greater sensitivity to changing economic conditions. These companies may have narrow product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are typically subject to a greater degree of change in their earnings and prospects. The companies’ securities may trade less frequently and have a smaller trading volume. The securities may be traded only in the over-the-counter markets or on a regional securities exchange. In addition to exhibiting greater volatility, smaller capitalization securities may, to some degree, fluctuate independently of the stocks of larger capitalization companies. For example, the stocks of smaller capitalization companies may decline in price as the price of larger company stocks rise, or vice versa.

Swaps, Caps, Floors, and Collars

Delaware U.S. Growth Fund and Delaware Diversified Income Fund may enter into interest rate, currency, and total return swaps and the purchase or sale of related caps, floors, and collars. For Delaware Diversified Income Fund, the aggregate notional amount (typically, the principal amount of the reference security or securities) of investments in credit default swap (“CDS”) contracts will be limited to 15% of its net assets. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund may also use swaps to gain exposure to specific markets. Each Fund intends to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream that the Fund may be obligated to pay. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the investment manager and the Funds do not believe such obligations constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap, cap, floor, or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent credit quality by the Manager.

Caps, Floors, and Collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. The Manager will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the Manager believes such obligations constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. This regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank, or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

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In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or nondefaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, a Fund is required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets, referred to as “variation margin,” that is equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the variation margin amount are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Funds do not typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to a Fund, if the Fund is deemed to have material swaps exposure under applicable swaps regulation, it will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing, and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank, or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Recently adopted CFTC rules require the trading and execution of certain cleared swaps on public trading facilities. Trading on an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a

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dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determinations Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the Determinations Committees might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred. For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Currency swaps. A currency swap is an agreement between two parties to exchange periodic cash flows on a notional amount of two or more currencies based on the relative value differential between them. For example, a currency swap may involve the exchange of payments in a non-US currency for payments in US dollars. Currency swaps typically involve the delivery of the entire notional values of the two designated currencies. In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund may also enter into currency swaps on a net basis, which means the two different currency payment streams under the swap agreement are converted and netted out to a single cash payment in just one of the currencies. For example, a currency swap may be used to hedge the interest payments and principal amount of a debt obligation that is denominated in a non-US currency by entering into a cross currency swap whereby one party would make payments in the non-US currency and receive payments in US dollars. Or, a currency swap may be used to gain exposure to non-US currencies and non-US interest rates by making payments in US dollars and receiving payments in non-US currencies.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to a Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on a Fund’s swap transactions or cause a Fund’s hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that a Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to a Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating interest rate payments, an interest rate swap can be used to increase or decrease a Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating-rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Index swaps. An index swap, also called a total return swap, is an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis. In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Manager to predict correctly which types of investments are likely to produce greater returns. If the

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Manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid investments. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Manager, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Funds’ swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds’ identities as intended.

Certain Internal Revenue Service (“IRS”) positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect a Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” above.

Risks of uncleared swaps. Uncleared swaps are not traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency, or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Manager will only approve a swap agreement counterparty for a Fund if the Manager deems the counterparty to be creditworthy under the Fund’s counterparty review process. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to a Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM

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may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing margin requirements on uncleared swaps, which will become effective as to various market participants over time.

Finally, a Fund is subject to the risk that, after entering into a cleared swap, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment.

Because some swaps used by a Fund may oblige the Fund to make payments or incur additional obligations in the future, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such swaps. For more information about segregating assets, see “Segregation of Assets” in this section.

US Government Securities

US government securities include obligations of, or guaranteed by, the US federal government, its agencies, instrumentalities, or sponsored enterprises. Some US government securities are supported by the full faith and credit of the US government. These include US Treasury obligations and securities issued by Ginnie Mae. A second category of US government securities is those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the US government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of US government securities is those supported by only the credit of the issuing agency, instrumentality, or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac. In the event of a default, an investor like a Fund would only have legal recourse to the issuer, not the US government. Although the US government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The US government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political, or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by a Fund. Any downgrade of the credit rating of the securities issued by the US government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable and Floating Rate Notes

The Funds may invest in variable- and floating-rate notes. A Fund will not invest over 5% of its assets in variable-rate master demand notes.

Variable rate master demand notes, in which a Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. Although the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Manager under guidelines established by the Board to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Manager will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding, and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

If not rated, such instruments must be found by the Manager under guidelines established by the Board, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by an NRSRO that is not affiliated with the issuer or guarantor of the instruments. See “Appendix A — Description of Ratings” for a description of the rating symbols of S&P and Moody’s.

Warrants

Delaware Diversified Income Fund and Delaware Global Real Estate Opportunities Fund may purchase or sell warrants and similar rights.

Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

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When-Issued and Delayed-Delivery Securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take up to a month after the date of the purchase commitment, although in some cases it may take longer. A Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Zero Coupon and Payment-In-Kind Bonds

Delaware Diversified Income Fund and Delaware Global Real Estate Opportunities Fund may invest in zero coupon and payment-in-kind bonds.

The credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, deferred interest, and payment-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Zero coupon, deferred interest, and payment-in-kind bonds involve additional special considerations. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are generally issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

Payment-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Accordingly, during periods when a Fund receives no cash interest payments on its zero coupon securities or deferred interest or payment-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and these sales may be subject to the risk factors discussed above. A Fund is not limited in the amount of its assets that may be invested in these types of securities.

Cybersecurity Risk

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds’ third party service providers or trading counterparties or any other service providers whose operations may affect the Funds or their shareholders.

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Investment Strategies and Risks

Special Risks related to Cybersecurity Issues

As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust’s business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers’ own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust’s third-party service providers could disrupt the Trust’s operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust’s third-party service providers may be adversely affected by significant disruption of the service providers’ operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust’s third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust’s third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust’s or its shareholders’ confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Trust’s third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust’s third-party service providers use to service the Trust’s operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

Disclosure of Portfolio Holdings Information

Each Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. The Trust posts a list of each Fund’s portfolio holdings monthly, with a 30-day lag, on each Fund’s website, delawarefunds.com. In addition, on a 10-day lag, we also make available on the website a month-end summary listing of the number of each Fund’s securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for each Fund. This information is available publicly to any and all shareholders free of charge once posted on the website or by calling 800 523-1918.

Other entities, including institutional investors and intermediaries that distribute the Funds’ shares, are generally treated similarly and are not provided with the Funds’ portfolio holdings in advance of when they are generally available to the public.

The Funds may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

Third-party service providers and affiliated persons of the Funds are provided with the Funds’ portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager’s affiliates (Macquarie Investment Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel, the Funds’ financial printer (DG3), and the Funds’ proxy voting service. These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Funds or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Funds’ portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, nor the Manager, nor JSP, nor any affiliate, receives any compensation or consideration with respect to these agreements.

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To protect the shareholders’ interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds’ Chief Compliance Officer prior to such use.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust’s Chief Compliance Officer that, among other things, addresses the operation of the Trust’s procedures concerning the disclosure of portfolio holdings information.

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Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in Delaware Funds. The Trust’s Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

As of Jan. 31, 2020, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of each Fund.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	95	President — Macquarie Investment Management[2] (June 2015‑Present) Regional Head of Americas — UBS Global Asset Management (April 2010‑May 2015)	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010‑ April 2015)
Independent Trustees
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	95	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993‑Present)	None
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	95	Private Investor (March 2004‑Present)	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	95	Chief Executive Officer, Private Wealth Management (2011‑2013) and Market Manager, New Jersey Private Bank (2005‑2011) — J.P. Morgan Chase & Co.	Director—Banco Santander International (October 2016‑December 2019) Director—Santander Bank, N.A. (December 2016‑ December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	95	Private Investor (April 2011‑Present)	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004‑July 2014)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	95	President — Drexel University (August 2010‑Present) President — Franklin & Marshall College (July 2002‑June 2010)

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004‑Present)

Director — Drexel Morgan & Co. (2015‑Present)

Director and Audit Committee Member — vTv Therapeutics Inc. (2017‑Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018‑Present)

Director — Federal Reserve Bank of Philadelphia (January 2020‑Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	95	Private Investor (2004‑Present)	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	95

Private Investor (January 2017‑Present)

Chief Executive Officer — Banco Itaú  International (April 2012‑December 2016)

Executive Advisor to Dean (August 2011‑March 2012) and Interim Dean (January 2011‑July 2011) — University of Miami School of Business Administration

President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007‑December 2008)

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011‑Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019‑Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018‑ December 2019)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	95	Vice Chairman (2010‑April 2013) — PNC Financial Services Group

Director — HSBC North America Holdings Inc. (December 2013‑Present)

Director — HSBC USA Inc. (July 2014‑Present)

Director — HSBC Bank USA, National Association (July 2014‑March 2017)

Director — HSBC Finance Corporation (December 2013‑April 2018)

Christianna Wood 2005 Market Street Philadelphia, PA 19103 August 1959	Trustee	Since January 2019	95	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009‑Present)

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008‑Present)

Director; Chair of Investments Committee and Audit Committee Member — Grange Insurance (2013‑Present)

Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013‑Present), The Merger Fund VL (2013‑Present), WCM Alternatives: Event-Driven Fund (2013‑Present), and WCM Alternatives: Credit Event Fund (December 2017‑Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010‑2016)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	95	Vice President and Treasurer (January 2006‑July 2012) Vice President — Mergers & Acquisitions (January 2003‑January 2006), and Vice President and Treasurer (July 1995‑January 2003) — 3M Company	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009‑2017)

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[3] 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[3] 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Trust’s Manager.
2

Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment manager, principal underwriter, and transfer agent.

3

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The following table shows each Trustee’s ownership of shares of the Funds and of shares of all Delaware Funds as of Dec. 31, 2019.

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Management of the Trust

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	Over $100,000
Independent Trustees
Jerome D. Abernathy	None	None
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
John A. Fry	None	Over $100,000
Lucinda S. Landreth	None	Over $100,000
Frances A. Sevilla-Sacasa	$10,001‑$50,000 (Delaware U.S. Growth Fund)	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000

*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from Delaware Funds for which he or she served as a Trustee for the Trust’s last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Funds Complex*
Jerome Abernathy[1]	$26,447	None	$237,167
Thomas L. Bennett (Chair)	$50,165	None	$437,333
Ann D. Borowiec	$34,465	None	$302,167
Joseph W. Chow	$38,128	None	$330,833
John A. Fry	$36,589	None	$317,333
Lucinda S. Landreth	$36,513	None	$320,167
Frances A. Sevilla-Sacasa	$37,423	None	$325,000
Thomas K. Whitford	$36,313	None	$318,500
Christianna Wood[1]	$26,408	None	$237,167
Janet L. Yeomans	$38,461	None	$336,167

1	Jerome D. Abernathy and Christianna Wood were appointed as Trustees effective Jan. 1, 2019.
*

Each Independent Trustee/Director receives: (i) an annual retainer fee of $230,000 for serving as a Trustee/Director for all 26 investment companies in the Delaware Funds family (95 funds in the complex), plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $3,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating and Corporate Governance Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $100,000. Thomas L. Bennett, John A. Fry, Frances Sevilla-Sacasa, and Joseph W. Chow each received a one-time payment of $20,000 in 2018 to compensate them for their work in identifying and interviewing new Trustees for the Board.

Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

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Board Chair: Mr. Bennett is the Board’s Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of eleven Trustees. Ten of the eleven Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee’s normal retirement date.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following Independent Trustees: Thomas K. Whitford, Chair; Jerome D. Abernathy; John A. Fry; and Christianna Wood. The Audit Committee held four in-person meetings and one telephonic meeting during the Trust’s last fiscal year.

Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: General Counsel, c/o Delaware Funds at 2005 Market Street, Philadelphia, PA 19103-7094. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; Joseph W. Chow; and Lucinda S. Landreth. The Nominating and Corporate Governance Committee held four in-person meetings and one telephonic meeting during the Trust’s last fiscal year.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

Jerome D. Abernathy — Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees of the Trust noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett — Currently the Board’s Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec — Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees of the Trust found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. Her experience would

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Management of the Trust

also provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees of the Trust found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degree from MIT. Mr. Chow has served on the Board since January 2013.

John A. Fry — Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Lucinda S. Landreth — Ms. Landreth has over 35 years of experience in the investment management industry, particularly with equity management and analysis. She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company. Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several nonprofit institutions. In addition to holding a B.A. from Wilson College, she is a Chartered Financial Analyst. Ms. Landreth has served on the Board since March 2005.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford — Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees of the Trust found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood — Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees of the Trust noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle — Mr. Lytle has over 20 years of experience in the investment management industry. He has been the president of Macquarie Investment Management - Americas since June 2015, and he is responsible for all aspects of the firm’s business. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

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Committee of Independent Trustees: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust’s Independent Trustees. The Committee of Independent Trustees held four in-person meetings during the Trust’s last fiscal year.

Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Trustees: Janet L. Yeomans, Chair; Jerome D. Abernathy; Ann D. Borowiec; and Christianna Wood. The Investments Committee held six in-person meetings and one telephonic meeting during the Trust’s last fiscal year.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:
(1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Funds’ transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust’s series, and to provide direction with respect thereto; (6) engaging the services of the Trust’s Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board’s other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Trust, the Manager, JSP and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies — The Manager

The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager or JSP, as applicable, will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager’s proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

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Proxy Voting Policies — The Manager

In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services Inc. (“ISS”) to analyze proxy statements on behalf of the Funds and the Manager’s other clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the Funds, ISS will create a record of the vote. By no later than Aug. 31 of each year, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management’s recommendation when it believes that such position is not in the best interests of the Funds.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Because the Trust has delegated proxy voting to the Manager, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Manager receives on behalf of the Funds are voted by ISS in accordance with the Procedures. Because almost all of the Funds’ proxies are voted by ISS pursuant to the predetermined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Funds. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Funds.

Proxy Voting Policies — JSP

JSP has adopted written proxy voting policies and procedures (the “Procedures”) that govern the voting of client securities. The Procedures have been designed to ensure that JSP votes proxies or gives proxy voting advice that is in the best interests of its clients. JSP generally votes proxies with the goal of promoting high levels of corporate governance and adequate disclosure of company policies and practices.

The Procedures include specific proxy voting guidelines that set forth the general principles JSP uses to determine how to vote in client accounts for which it has proxy voting responsibility. The Proxy Committee, which includes the Chief Compliance Officer, reviews the Procedures to help ensure that they are designed to allow JSP to vote proxies in a manner consistent with the best interests of its clients.

JSP generally expects that its clients will authorize it to vote all proxies relating to shares held in an account over which it has investment discretion. At times, however, certain clients may direct JSP how to vote on a particular proxy for a security held in the client’s account. Where a client has reserved the right to vote proxies, JSP will not participate in voting of proxies.

JSP reserves the right, on occasion, to abstain from voting a proxy or a specific proxy item when it concludes that the cost of voting outweighs the potential benefit or when JSP otherwise believes that voting does not serve its clients’ best interests. Clients should also be aware that voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent JSP from voting proxies for certain companies in these jurisdictions. For example, JSP may receive shareholder meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets may require JSP to provide local agents with power of attorney prior to implementing its voting instructions.

In order to facilitate the process of voting proxies, JSP has contracted with Institutional Shareholder Services (“ISS”). Most proxies that JSP receives on behalf of clients are voted by ISS in accordance with the proxy voting guidelines established by ISS. In these circumstances, ISS will review the relevant facts and circumstances and research the issue to determine how the proxy should be voted. The Proxy Committee and portfolio managers will also review such proxies and assess whether to override the ISS vote recommendations. Although JSP generally votes proxies in accordance with the ISS vote recommendations, JSP reserves the right to vote certain issues counter to the ISS guidelines if, after a review of the matter, JSP determines that such a vote would better serve the client’s best interests.

Because the majority of proxies are voted by ISS pursuant to the pre-determined guidelines, it normally is not necessary for JSP to make an actual determination of how to vote a particular proxy, thereby reducing conflicts of interest for JSP during the proxy voting process. Nevertheless, the

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Procedures include a section to address the possibility of conflicts of interest between JSP and its clients. In the instances where JSP may consider voting a proxy contrary to the ISS recommendation, the Proxy Committee will first take steps to identify any possible conflict of interest. If there is no perceived conflict of interest, the Committee will vote the proxy according to its internal procedures. If the members of the Proxy Committee have actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation on how to vote the proxy in the best interest of the client. The Proxy Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Proxy Committee believes is consistent with the Procedures and in the best interests of the client.

After a proxy has been voted for a client, ISS will create a record of the vote. The Proxy Committee is responsible for overseeing ISS’s proxy voting activities.

Investment Manager and Other Service Providers

Investment Manager

The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. In the course of discharging its non-portfolio management duties under the advisory contract, the Manager may delegate to affiliates.

As of Dec. 31, 2019, the Manager and its affiliates within Macquarie Investment Management were managing in the aggregate $177.9 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Investment Management” is the marketing name for MMHI and its subsidiaries.

The Manager and its affiliates own the name “Delaware Group®.” Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager, and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

The Funds’ Investment Management Agreement (“Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreement, the Funds shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

Fund Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Diversified Income Fund	0.55% on the first $500 million 0.50% on the next $500 million 0.45% on the next $1.5 billion 0.425% of the average daily net assets in excess of $2.5 billion
Delaware U.S. Growth Fund	0.65% on first $500 million 0.60% on next $500 million 0.55% on next $1.5 billion 0.50% on assets in excess of $2.5 billion
Delaware Global Real Estate Opportunities Fund	0.99% on first $100 million 0.90% on next $150 million 0.80% on assets in excess of $250 million

During the last three fiscal years, the Funds paid the following investment management fees to the Manager:

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Investment Manager and Other Service Providers

Fund	October 31, 2019	October 31, 2018	October 31, 2017
Delaware Diversified Income Fund	$17,463,513 earned $10,764,745 paid $6,698,768 waived	$19,856,276 earned $15,560,317 paid $4,295,959 waived	$20,616,989 earned $20,616,989 paid $0 waived
Delaware U.S. Growth Fund	$14,007,848 earned $13,045,785 paid $962,063 waived	$17,017,898 earned $17,017,898 paid $0 waived	$15,709,238 earned $15,709,238 paid $0 waived
Delaware Global Real Estate Opportunities Fund	$344,282 earned $117,950 paid $226,332 waived	$498,598 earned $295,680 paid $202,918 waived	$643,084 earned $444,919 paid $198,165 waived

The Manager has entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with JSP with respect to Delaware U.S. Growth Fund. Except for those expenses borne by the Manager under the Investment Management Agreement, JSP under its Sub-Advisory Agreement, and the Distributor under the Distribution Agreement, each Fund is responsible for all of its own expenses. Among others, such expenses include each Fund’s proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Sub-Advisors

JSP, located at 101 California Street, Suite 3750, San Francisco, CA 94111, is responsible for the day-to-day management of Delaware U.S. Growth Fund. Although JSP serves as sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager supervises JSP’s performance and management services provided to the Fund subject to the supervision and direction of the Board of Trustees.

The Sub-Advisory Agreement with JSP is dated June 1, 2016. The Sub-Advisory Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated by the Manager or the Trust at any time on written notice to JSP of the Manager’s or the Trust’s intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. JSP may terminate this Agreement at any time on sixty (60) days’ written notice to the Manager and the Trust of its intention to do so. The Sub-Advisory Agreement will terminate automatically in the event of its assignment. The Sub-Advisory Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

As compensation for the services rendered under the Sub-Advisory Agreement, the Manager paid JSP the following sub-advisory fees during the Delaware U.S. Growth Fund’s last three fiscal years:

	10/31/19	10/31/18	10/31/17
Sub-Advisory Fees Paid	$8,404,709	$10,210,739	$9,160,345
Sub-Advisory Fee As A Percentage of the Fund’s Average Daily Net Assets	0.35%	0.34%	0.33%

The Manager has also entered into Sub-Advisory Agreements on behalf of the Delaware Global Real Estate Opportunities Fund with Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, and on behalf of Delaware Diversified Income Fund with Macquarie Investment Management Austria Kapitalanlage AG, MIMGL and Macquarie Investment Management Europe Limited, each of which is an affiliate of the Manager (“Affiliated Sub-Advisor”). Pursuant to the terms of the relevant Sub-Advisory Agreement, the investment sub-advisory fee is paid by the Manager to each Affiliated Sub-advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Funds. During the Funds’ last fiscal year, the Manager did not pay compensation to the Affiliated Sub-Advisors for services rendered under the Sub-Advisory Agreements.

Distributor

The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Funds’ shares under a Distribution Agreement dated May 15, 2003, as amended and restated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Retail Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectuses for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

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During the Funds’ last three fiscal years, the Distributor received net commissions from each Fund on behalf of its respective Class A shares, after reallowances to dealers, as follows:

Fiscal Year Ended	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
Delaware Diversified Income Fund Class A Shares
10/31/19	$186,831	$162,226	$24,605
10/31/18	$253,884	$219,695	$34,189
10/31/17	$198,778	$173,199	$25,579
Delaware U.S. Growth Fund Class A Shares
10/31/19	$143,509	$121,387	$22,122
10/31/18	$123,100	$103,621	$19,479
10/31/17	$124,210	$103,537	$20,673
Delaware Global Real Estate Opportunities Fund Class A Shares
10/31/19	$3,861	$3,327	$534
10/31/18	$6,350	$5,300	$1,050
10/31/17	$14,947	$12,801	$2,146

During the Funds’ last three fiscal years, the Distributor received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments with respect to Class A shares and contingent deferred sales charge (“CDSC”) payments with respect to Class C shares as follows:

Fund/Fiscal Year Ended	Class A	Class C
Delaware Diversified Income Fund
10/31/19	$236	$12,799
10/31/18	$9	$17,605
10/31/17	$4,437	$37,892
Delaware U.S. Growth Fund
10/31/19	$13,640	$656
10/31/18	$15	$1,408
10/31/17	$22,866	$4,349
Delaware Global Real Estate Opportunities Fund
10/31/19	$251	$0
10/31/18	$0	$236
10/31/17	$49	$521

Transfer Agent

Delaware Investments Fund Services Company (“DIFSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for the other Delaware Funds. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Funds will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Funds. The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

Each Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of each Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides subtransfer agency services to the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

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Investment Manager and Other Service Providers

Fund Accountants

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Delaware Funds on a relative NAV basis.

During the fiscal years ended Oct. 31, 2017, 2018, and 2019, the Funds paid the following amounts to BNY Mellon for fund accounting and financial administration services: $1,656,904, $1,123,253, and $980,138 respectively.

During the fiscal years ended Oct. 31, 2017, 2018, and 2019, the Funds paid the following amounts to DIFSC for fund accounting and financial administration oversight services: $332,079, $291,236, and $245,849 respectively.

Securities Lending Agent

The Board has approved each Fund’s participation in a securities lending program. Under the securities lending program, BNY Mellon serves as the Funds’ securities lending agent (“Securities Lending Agent”).

For the fiscal year ended Oct. 31, 2019, the income earned by the Funds as well as the fees and/or compensation paid by the Funds pursuant to the Lending Agreement between the Trust with respect to the Funds and the Securities Lending Agent were as follows:

	Delaware Diversified Income Fund	Delaware U.S. Growth Fund	Delaware Global Real Estate Opportunities Fund
Gross income earned by a Fund from securities lending activities	$1,195,709	$0	$0
Fees and/or compensation paid by a Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$58,557	$0	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0
Rebate (paid to borrower)	$805,279	$0	$0
Other fees not included above	$0	$0	$0
Aggregate fees/compensation paid by a Fund for securities lending activities	$863,836	$0	$0
Net income from securities lending activities	$331,873	$0	$0

For the fiscal year ended Oct. 31, 2019, the Securities Lending Agent provided the following services to the Funds in connection with their securities lending activities: (i) entering into loans subject to guidelines or restrictions provided by the Funds; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral in accordance with the Funds' guidelines; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Funds; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Funds at loan termination.

Custodian

BNY Mellon is the custodian of each Fund’s securities and cash. As custodian for the Funds, BNY Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund’s portfolio securities. BNY Mellon also serves as the Funds’ custodian for their investments in foreign securities.

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Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

Portfolio Managers

I. Delaware Management Company

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of Oct. 31, 2019 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance-Based Fees
Roger A. Early Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	16 3 43	$20.5 billion $841.0 million $6.8 billion	0 0 0	$0 $0 $0
J. David Hillmeyer Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	13 4 11	$18.6 billion $1.0 billion $4.3 billion	0 0 1	$0 $0 $1.0 billion
Damon J. Andres Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	9 1 2	$2.3 billion $21.1 million $281.7 million	0 0 0	$0 $0 $0
Scott P. Hastings Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 0 2	$487.6 million $0 $281.7 million	0 0 0	$0 $0 $0
Babak Zenouzi Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	9 1 3	$2.3 billion $21.1 million $292.4 million	0 0 0	$0 $0 $0
Brian McDonnell Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	8 9 52	$11.1 billion $1.4 billion $5.1 billion	0 0 0	$0 $0 $0
Adam Brown Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	19 4 5	$17.6 billion $433.8 million $995.8 million	0 0 0	$0 $0 $0
John P. McCarthy Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	22 3 5	$19.7 billion $413.6 million $995.8 million	0 0 0	$0 $0 $0
Daniela Mardovici Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 0 0	$15.4 billion $0 $0	0 0 0	$0 $0 $0

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Portfolio Managers

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for each such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Funds. Additionally, the management of multiple other funds or accounts may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

One of the accounts managed by the portfolio managers as set forth in the table above have performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio managers have an incentive to manage these accounts so as to enhance performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee. A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio manager’s compensation consists of the following:

Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus — Fixed Income Portfolio Managers. An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Bonus — Real Estate Securities and Income Solutions Portfolio Managers. Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus — Emerging Markets Equity Portfolio Manager. The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge

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peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Fund Shares

As of Oct. 31, 2019, the portfolio managers beneficially owned shares of the Funds, as described below. If no information is shown below for a portfolio manager, the portfolio manager did not own shares of the Fund.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned[1,2]
Roger A. Early	Delaware Diversified Income Fund	None directly; $50,001‑$100,000 notionally[3]
J. David Hillmeyer	Delaware Diversified Income Fund	None directly; $10,001‑$50,000 notionally[3]
Damon J. Andres	Delaware Global Real Estate Opportunities Fund	None directly; $10,001‑$50,000 notionally[3]
Scott P. Hastings	Delaware Global Real Estate Opportunities Fund	None directly; $10,001‑$50,000 notionally[3]
Babak Zenouzi	Delaware Global Real Estate Opportunities Fund	None directly; $50,001‑$100,000 notionally[3]
Brian McDonnell	Delaware Diversified Income Fund	None directly; $10,001‑$50,000 notionally[3]
Adam Brown	Delaware Diversified Income Fund	None directly; $1‑$10,000 notionally[3]
John P. McCarthy	Delaware Diversified Income Fund	None directly; $1‑$10,000 notionally[3]
Daniela Mardarovici	Delaware Diversified Income Fund	$100,001‑$500,000; none notionally[3]

1	The ranges for Fund share ownership by portfolio managers are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; or over $1 million.
2	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.
3

The compensation of certain of the portfolio managers under the Macquarie Investment Management Notional Investment Plan (as described above) may include amounts that correspond to a hypothetical investment that directly tracks the return of the Fund that the portfolio manager manages. In the table, this indirect exposure to the applicable Fund’s returns is referred to as shares owned notionally. The portfolio managers who are so compensated experience the same investment returns that are experienced by shareholders of such Fund.

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Portfolio Managers

II. Jackson Square Partners

Other Accounts Managed

The following information was provided by JSP, the sub-advisor to Delaware U.S. Growth Fund. The following table lists certain information about types of other accounts for which each JSP portfolio manager is primarily responsible as of Dec. 31, 2019 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of Dec. 31, 2019.

	No. of Accounts	Total Assets Managed*	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance-Based Fees*
Jeffrey S. Van Harte Registered investment companies Other pooled investment vehicles Other accounts	10 4 25	$5,609 $500 $3,620	2 0 2	$4,305 $0 $394
Christopher J. Bonavico Registered investment companies Other pooled investment vehicles Other accounts	12 12 36	$6,716 $4,671 $5,195	2 0 3	$4,305 $0 $496
Christopher M. Ericksen Registered investment companies Other pooled investment vehicles Other accounts	9 4 21	$5,604 $500 $3,398	2 0 1	$4,305 $0 $218
Daniel J. Prislin Registered investment companies Other pooled investment vehicles Other accounts	10 4 28	$5,609 $500 $3,600	2 0 2	$4,305 $0 $394
Billy G. Montana Registered investment companies Other pooled investment vehicles Other accounts	9 4 18	$5,305 $500 $3,395	2 0 1	$4,305 $0 $218

*	Assets are in millions

Description of Material Conflicts of Interest

Individual portfolio managers perform investment management services for other funds or accounts similar to those provided to the Fund, and the investment action for each other fund or account and the Fund may differ. For example, one fund or account may be selling a security, while another fund or account may be purchasing or holding the same security. As a result, transactions executed for one fund or account or the fund may adversely affect the value of securities held by another fund or account or the fund. In addition, the management of multiple other funds or accounts and the fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. JSP has adopted procedures designed to allocate investments fairly across multiple funds or accounts. Certain of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio managers have an incentive to manage such accounts so as to enhance their performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee. A portfolio manager's management of personal accounts also may present certain conflicts of interest. Although JSP’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

JSP’s investment professionals have remained together, bound by culture and the unique nature of the team's research/portfolio manager role, for over a decade on average. Through various market and organizational circumstances over the years, the group has maintained a meritocracy and very strong pay-for-performance ethos that rewards positive impact to client portfolios. Each stock in each portfolio has two or more “sponsors” who have mathematical ownership of those names for performance attribution purposes (e.g., 60/40 or 50/50-type responsibility splits). This stock-by-stock attribution can then be aggregated and the individual contributions of team members measured, down to the basis point, for each performance period measured: one-, three-, and five-year and since inception.

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Aggregate compensation is ultimately driven by revenues, which — in turn — is correlated with assets under management, which ultimately correlates with performance over the long term, in a self-reinforcing cycle of better performance leading to more assets under management (both via flows and appreciation) and greater revenues/compensation. Additionally, qualitative factors such as contribution to debates of other team members' ideas are also considered in compensation. Certain employees, including eight members of the investment team, also have equity ownership as part of their compensation.

In terms of the composition of compensation paid to the investment team, it is expected to be a combination of base salary, discretionary annual bonuses, and for those members with equity, partnership equity distributions. JSP believes this combination will have the proper incentives to award prudent long term focus on building a stable and sustainable business while also rewarding professionals for superior relative interim results.

Ownership of Fund Shares

As of Oct. 31, 2019, none of the portfolio managers owned shares of the Funds they manage.

Trading Practices and Brokerage

The Manager, or JSP, as the case may be, selects broker/dealers to execute transactions on behalf of the Funds for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Funds. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Funds either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Funds pay reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

During the last three fiscal years, the aggregate dollar amounts of brokerage commissions paid by the Funds were as follows:

	10/31/19	10/31/18	10/31/17
Delaware Diversified Income Fund	$78,926	$41,805	$6,453
Delaware U.S. Growth Fund	$641,480	$1,126,686	$1,265,179
Delaware Global Real Estate Opportunities Fund	$95,356	$168,385	$250,747

Subject to applicable requirements, such as seeking best execution and Rule 12b-1(h) under the 1940 Act, the Manager, or JSP, may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services may include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analysis; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager, or JSP, in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, and the Funds’ Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Funds paying higher commissions, the Manager and JSP believe that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager, or JSP, that constitute in some part brokerage and research services used by the Manager, or JSP, in connection with its investment decision-making process and constitute in some part services used by the Manager, or JSP, in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager, or JSP, will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as a Fund is not disadvantaged, other than the potential for additional commissions/equivalents, portfolio transactions that generate commissions or their equivalent can be allocated to broker/dealers that provide services directly or indirectly to a Fund and/or to other Delaware Funds. Subject to best execution, commissions/equivalents allocated to brokers providing such services may or may not be generated by the funds receiving the service. In such instances, the commissions/equivalents would be used for the advantage of a Fund or other funds and not for the advantage of the Manager.

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Trading Practices and Brokerage

During the fiscal year ended Oct. 31, 2019, the Funds did not engage in any portfolio transactions resulting in brokerage commissions directed to brokers for brokerage and research services.

As of Oct. 31, 2019, Delaware U.S. Growth Fund and Delaware Global Real Estate Opportunities Fund did not hold securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act. As of Oct. 31, 2019, Delaware Diversified Income Fund held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents:

Fund	Name of Broker/Dealer	Market Value of Aggregate Holdings
Delaware Diversified Income Fund	MORGAN STANLEY	$18,793,271.38
	UBS GROUP FUNDING SWITZERLAND	$17,335,397.34
	BANK OF AMERICA CORP	$12,643,154.48

The Manager or JSP may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager or JSP and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

Delaware U.S. Growth Fund and Delaware Global Real Estate Opportunities Fund have the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described in the first paragraph of this section), the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Funds. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

Capital Structure

Capitalization

The Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable. Shareholders do not have preemptive rights. All shares of a Fund represent an undivided proportionate interest in the assets of such Fund. As a general matter, shareholders of the Classes may vote only on matters affecting their respective Class, including the Rule 12b-1 Plans of the Retail Classes that relate to the Class of shares that they hold. However, a Fund’s Class C shares may vote on any proposal to increase materially the fees to be paid by such Fund under the Rule 12b-1 Plan relating to its Class A shares. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of a Fund. General expenses of each Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes’ Rule 12b-1 Plans will be allocated solely to those Classes and Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or subtransfer agency fees paid to brokers, dealers, or other financial intermediaries.

On Nov. 29, 1993, the Trust’s predecessor entity changed its name from Lincoln Renaissance Funds, Inc. to Lincoln Advisor Funds, Inc. (“LAF”). As of the close of business May 3, 1996, the name of LAF was changed to Delaware Group Adviser Funds, Inc. Effective Nov. 23, 1999, the name of Delaware Group Adviser Funds, Inc. was changed to Delaware Group Adviser Funds.

As of the close of business on May 3, 1996, the name Lincoln U.S. Growth Portfolio was changed to U.S. Growth Fund. As of Aug. 16, 1999, the name of the U.S. Growth Fund was changed to Delaware U.S. Growth Fund. Corresponding changes were also made to the names of the Fund’s classes on that date. Class R shares of Delaware Diversified Income Fund and Delaware U.S. Growth Fund first were offered on June 2, 2003.

Until April 26, 1996, the Trust consisted of nine series of shares (Delaware U.S. Growth Fund and eight other funds). On Feb. 23, 1996, LAF’s Board of Directors approved a restructuring to integrate fully LAF into the Delaware Funds. The restructuring provided, among other things, for the liquidation of three funds; the appointment of the Manager as the investment manager of each of the funds; the appointment of certain sub-advisors; changes in certain names, including Lincoln U.S. Growth Portfolio to U.S. Growth Fund, and the change of LAF to Delaware Group Adviser Funds, Inc. The liquidations were completed on April 26, 1996 and, following required shareholder approval of the investment management and

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sub-advisory arrangements at a meeting of shareholders held on May 3, 1996, the restructuring was consummated. In accordance with the restructuring, beginning May 6, 1996, the former Class D shares have been redesignated as the Institutional Class shares. On July 17, 1997, the Board approved the liquidations of three additional funds. These liquidations were completed on Sept. 19, 1997.

In accordance with the restructuring, the front-end sales charges for and 12b-1 Plan distribution fees assessable against Class A shares have been modified to be made consistent with the charges, fees and features that generally apply to all other Delaware Funds. The charges and fees previously applicable to the Class C shares have not been changed.

Delaware Diversified Income Fund commenced operations on June 28, 2002. On Oct. 28, 2002, Delaware Pooled® Trust Diversified Core Fixed Income Portfolio (the “Diversified Income Predecessor Fund”) merged into Delaware Diversified Income Fund. The Fund is treated as the surviving legal entity, but the Diversified Income Predecessor Fund, for a variety of reasons, is treated as the surviving entity for such purposes as presentation of accounting, financial, and performance information. Thus, all such information prior to Oct. 28, 2002 represents that of the Diversified Income Predecessor Fund. The Diversified Income Predecessor Fund commenced operations on Dec. 29, 1997.

On March 29, 2004, the Delaware Strategic Income Fund, formerly a series of Delaware Group Income Funds, was reorganized into Delaware Diversified Income Fund. Delaware Diversified Income Fund was treated as the surviving legal entity, as well as the surviving entity for such purposes as presentation of accounting, financial, and performance information.

On Sept. 28, 2012, the Global Real Estate Securities Portfolio (“Real Estate Predecessor Fund”), formerly a series of Delaware Pooled Trust, was reorganized into Delaware Global Real Estate Opportunities Fund. Delaware Global Real Estate Opportunities Fund will be treated as the surviving legal entity, but the Real Estate Predecessor Fund, for a variety of reasons, is treated as the surviving entity for such purposes as presentation of accounting, financial, and performance information. Thus, all such information prior to Sept. 28, 2012 represents that of the Real Estate Predecessor Fund. The Real Estate Predecessor Fund commenced operations on Jan. 10, 2007.

On Sept. 25, 2014, all remaining Class B shares of Delaware Diversified Income Fund and Delaware U.S. Growth Fund were converted to Class A shares of their corresponding Fund.

Noncumulative Voting

The Trust’s shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

Purchasing Shares

General Information

Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized financial intermediaries or directly by contacting the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in a Fund’s best interest. The minimum initial investment generally is $1,000 for Class A shares and Class C shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of any Delaware Fund, the Manager, or any of the Manager’s affiliates if the purchases are made pursuant to a payroll deduction program. There are no minimum purchase requirements for Class R, Class R6, and Institutional Class shares (except those purchased through an automatic investment plan), but certain eligibility requirements must be met.

You may purchase only up to $1 million of Class C shares of each Fund at one time. Orders that exceed $1 million or more will be rejected. See “Investment Plans” below for purchase limitations applicable to retirement accounts. An investor should keep in mind that reduced front-end sales charges apply to investments of $50,000 ($100,000 for Delaware Diversified Income Fund) or more in Class A shares, and that Class A shares are subject to lower annual Rule 12b-1 Plan expenses than Class C shares and generally are not subject to a CDSC.

Financial intermediaries are responsible for transmitting orders promptly. Each Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund’s best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Fund. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a US financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

Each Fund also reserves the right, following shareholder notification, to charge a service fee on nonretirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to

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Purchasing Shares

the stated minimum. If the account has not reached the minimum balance requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

In addition, each Fund reserves the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

Minimum purchase and minimum balance requirements do not apply to accounts participating in advisory or asset-allocation programs covered by financial intermediaries. Certain accounts held in omnibus or programs covered by certain intermediaries may be opened with less than the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

Certificates representing shares purchased are not ordinarily issued. Certificates were previously issued for Class A and Institutional Class shares of the Funds. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Funds. No charge is assessed by the Trust for any certificate issued. The Funds do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Funds. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor’s certificate(s) must accompany such request.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI. Contact your financial intermediary for specific information with respect to the financial intermediary’s policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this SAI.

Comparison of Share Classes

The alternative purchase arrangements of Class A shares and Class C shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A shares of a Fund, or to purchase Class C shares and have the entire initial purchase amount invested in a Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class C shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class C shares are subject to annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% of average daily net assets of the Class, 0.25% of which is a service fee to be paid to the Distributor, dealers, or others for providing personal service and/or maintaining shareholder accounts. Class C shares that automatically convert to Class A shares at the end of approximately 10 years after purchase will be subject to Class A shares’ annual Rule 12b-1 Plan expenses.

The higher Rule 12b-1 Plan expenses on Class C shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time.

Class R shares have no front-end sales charge and are not subject to a CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.50%. Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

In comparing Class C shares to Class R shares, investors should consider the higher Rule 12b-1 Plan expenses on Class C shares. Investors also should consider the fact that Class R shares do not have a front-end sales charge and, unlike Class C shares, are not subject to a CDSC.

For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees; in the case of Class C shares, from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption; and in the case of Class R shares, from the proceeds of the Rule 12b-1 Plan fees. Financial intermediaries may receive different compensation for selling the Retail Classes. Investors should understand that the purpose and function of the respective Rule 12b-1 Plans (including for Class R shares) and the CDSC applicable to Class C shares are the same as those of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A shares in that such fees and charges are used to finance the distribution of the respective Classes. See “Plans under Rule 12b-1 for the Retail Classes” below.

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Class R6 shares have no upfront sales charge, are not subject to a CDSC, and do not assess a 12b-1 fee. Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any unaffiliated brokers, dealers, or other financial intermediaries. Class R6 shares may be purchased by certain eligible investors. See “Investing in the Fund - Choosing a share class - Class R6” in the Prospectuses for information about Class R6 share purchase eligibility.

Dividends, if any, paid on the Retail Classes, Class R6 shares, and Institutional Class shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to the Retail Classes will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value” for more information.

Class A Shares: Purchases of $50,000 ($100,000 or more with respect to Delaware Diversified Income Fund) or more of Class A shares at the offering price carry reduced front-end sales charges as shown in the table in the Prospectuses, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features — Class A shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

From time to time, upon written notice to dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid.

Share Class Exchanges

If you wish to transfer your investment between share classes (within the same Fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanges of shares for the same Fund generally will be tax-free for federal income tax purposes. You should consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

Each of these exchange privileges is subject to termination and may be amended from time to time.

Exchanging Class A shares for Institutional Class shares

Class A shares purchased by accounts participating (or intending to participate) in certain programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Class shares of another fund under certain circumstances, depending on such Program’s eligibility to purchase Institutional Class shares of that fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

Holders of Class A shares that were sold without a front-end sales load but for which the Distributor has paid a commission to a financial intermediary are generally not eligible for this exchange privilege until two years after the purchase of such Class A shares.

Exchanging Class C shares for Class A shares or Institutional Class shares

Class C shares purchased by accounts participating (or intending to participate) in certain Programs may be exchanged by the financial intermediary on behalf of the shareholder for either Class A shares or Institutional Class shares of a Fund under certain circumstances, depending on such Program’s eligibility to purchase either Class A shares or Institutional Class shares of a Fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

Holders of Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period is generally one year after the purchase of such Class C shares.

Exchanging Institutional Class shares for Class A shares

If a shareholder of Institutional Class shares has ceased his or her participation in a Program, or the financial intermediary has determined to utilize Class A shares in the Program or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange all such Institutional Class shares for Class A shares of a Fund. Such exchange will be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge.

Dealer’s Commission

For initial purchases of Class A shares of $1 million or more, a dealer’s commission may be paid by the Distributor to financial intermediaries through whom such purchases are effected.

In determining a financial intermediary’s eligibility for the dealer’s commission, purchases of Class A shares of other Delaware Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below) may be aggregated with those of the Class A shares of another Fund. Financial intermediaries also may be

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eligible for a dealer’s commission in connection with certain purchases made under a letter of intent or pursuant to an investor’s right of accumulation. Financial intermediaries should contact the Distributor concerning the applicability and calculation of the dealer’s commission in the case of combined purchases.

An exchange from other Delaware Funds will not qualify for payment of the dealer’s commission, unless a dealer’s commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer’s commission are subject to change or termination at any time by the Distributor at its discretion.

The Delaware Funds no longer offer a dealer’s commission to financial intermediaries on sales eligible for purchase at NAV in Class A shares for retirement plan accounts as described in the Prospectuses.

Contingent Deferred Sales Charge — Class C shares

Class C shares are purchased without a front-end sales charge. Class C shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “net asset value at the time of purchase” will be the NAV at purchase of Class C shares, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “net asset value of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange. See the Prospectuses for a list of the instances in which the CDSC is waived.

Approximately 10 years after purchase, the investor’s Class C shares will be eligible to automatically convert to Class A shares of the same Fund. See “Automatic Conversion of Class C Shares” below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A shares to which Class C shares will convert are subject to Class A shares’ ongoing annual Rule 12b-1 Plan expenses.

In determining whether a CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Automatic Conversion of Class C shares

Class C shares held for 10 years after purchase are eligible for automatic conversion into Class A shares of the same Fund. Conversions of Class C shares into Class A shares will generally occur monthly during the calendar year, on the 18th day or next business day of each month (each, a “Conversion Date”). If the tenth anniversary after a purchase of Class C shares falls on a Conversion Date, an investor's Class C shares will be converted on that date. If the tenth anniversary occurs between Conversion Dates, an investor's Class C shares will be converted on the next Conversion Date after such anniversary.

The automatic conversion of Class C to Class A shares will be on the basis of the NAV per share, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through a reinvestment of dividends will convert to Class A shares of the Fund pro rata with Class C shares of that Fund not acquired through dividend reinvestment. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans, omnibus accounts, and in certain other instances, a Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares. In these circumstances, a Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares.

In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. In these cases, certain Class C shareholders may not be eligible to convert to Class A shares as described above. However, these Class C shareholders may be permitted to exchange their Class C shares for Class A shares pursuant to the terms of the financial intermediary’s conversion policy. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of Class C shares to Class A shares.

The first conversions of Class C shares into Class A shares as described above took place on June 18, 2018.

Level Sales Charges Alternative — Class C shares

Class C shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of the investor’s purchase payment will be invested in Fund shares. The Distributor currently compensates financial intermediaries for selling Class C shares at the time of purchase from its

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own assets in an amount equal to no more than 1.00% of the dollar amount purchased. As discussed below, Class C shares are subject to annual Rule 12b-1 Plan expenses and, as discussed above, if redeemed within 12 months of purchase, a CDSC.

Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C shares. These payments support the compensation paid to financial intermediaries for selling Class C shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

Holders of Class C shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C shares as described in this SAI. See “Redemption and Exchange” below.

Plans under Rule 12b-1 for the Retail Classes

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for each of the Retail Classes (the “Plans”). Each Plan permits a relevant Fund to pay for certain distribution, promotional, and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to the Institutional Class shares or Class R6 shares. Such shares are not included in calculating the Plans’ fees, and the Plans are not used to assist in the distribution and marketing of the Funds’ Institutional Class shares or Class R6 shares (if applicable). Shareholders of the Institutional Class and Class R6 may not vote on matters affecting the Plans.

The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Retail Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things: preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes; compensating sales and marketing personnel; holding special promotions for specified periods of time; and paying distribution and maintenance fees to financial intermediaries and others. In connection with the promotion of shares of the Retail Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning the Retail Classes and increase sales of the Retail Classes.

The Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Retail Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plans at any time.

All of the distribution expenses incurred by the Distributor and others, such as financial intermediaries, in excess of the amount paid on behalf of the Retail Classes would be borne by such persons without any reimbursement from such Retail Classes. Consistent with the requirements of Rule 12b-1(h) under the 1940 Act and subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from, or to, firms that receive payments under the Plans.

From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plans and the Distribution Agreement, as amended, have all been approved by the Board, including a majority of the Independent Trustees, who have no direct or indirect financial interest in the Plans and the Distribution Agreement, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board in the same manner as specified above.

Each year, the Board must determine that continuation of the Plans is in the best interest of shareholders of the Retail Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Retail Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Retail Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreement, or by a majority vote of the relevant Retail Class’s outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Retail Class’s outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement. With respect to a Fund’s Class A Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund’s Class C shares. Also, any other material amendment to the Plans must be approved by a majority vote of the Board, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement. In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreement. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for its review.

For the fiscal year ended Oct. 31, 2019, the Rule 12b-1 payments for Delaware U.S. Growth Fund’s Class A shares, Class C shares, and Class R shares were: $288,461, $400,060, and $52,971, respectively. Such amounts were used for the following purposes:

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Delaware U.S. Growth Fund	Class A shares	Class C shares	Class R shares
Advertising	$105	$41	$12
Annual/Semiannual Reports	$—	$—	$—
Broker Sales Charge	$—	$12,139	$—
Broker Trails*	$—	$320,538	$26,564
Salaries & Commissions to Wholesalers	$—	$25,307	$24,948
Interest on Broker Sales Charge	$—	$316	$—
Promotion‑Other	$—	$—	$—
Prospectus Printing	$—	$—	$—
Wholesaler Expenses	$288,356	$41,719	$1,447
Total Expenses	$288,461	$400,060	$52,971

For the fiscal year ended Oct. 31, 2019, the Rule 12b-1 payments for Delaware Diversified Income Fund’s Class A shares, Class C shares, and Class R shares were: $1,788,021, $3,228,644, and $202,564, respectively. Such amounts were used for the following purposes:

Delaware Diversified Income Fund	Class A shares	Class C shares	Class R shares
Advertising	$1,394	$612	$73
Annual/Semiannual Reports	$—	$—	$—
Broker Sales Charge	$—	$119,368	$—
Broker Trails*	$—	$2,437,542	$122,475
Salaries & Commissions to Wholesalers	$1,192,100	$373,616	$77,692
Interest on Broker Sales Charge	$—	$3,539	$—
Promotion-Other	$—	$—	$—
Prospectus Printing	$—	$—	$—
Wholesaler Expenses	$594,527	$293,967	$2,324
Total Expenses	$1,788,021	$3,228,644	$202,564

For the fiscal year ended Oct. 31, 2019, the Rule 12b-1 payments for Delaware Global Real Estate Opportunities Fund’s Class A shares, Class C shares, and Class R shares were: $9,133, $15,079, and $252, respectively. Such amounts were used for the following purposes:

Delaware Global Real Estate Opportunities Fund	Class A shares	Class C shares	Class R shares
Advertising	$14	$6	$—
Annual/Semiannual Reports	$—	$—	$—
Broker Sales Charge	$—	$331	$—
Broker Trails*	$—	$13,122	$192
Salaries & Commissions to Wholesalers	$7,086	$42	$60
Interest on Broker Sales Charge	$—	$5	$—
Promotion-Other	$—	$—	$—
Prospectus Printing	$—	$—	$—
Wholesaler Expenses	$2,033	$1,573	$—
Total Expenses	$9,133	$15,079	$252

* The broker trail amounts listed in this row are principally based on payments made to financial intermediaries monthly. However, certain financial intermediaries receive trail payments quarterly. The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

Special Purchase Features — Class A shares

Buying Class A Shares at Net Asset Value: As disclosed in the Prospectuses, participants of certain group retirement plans and members of their households may make purchases of Class A shares at NAV. The requirements are as follows: (i) the purchases must be made in a Delaware Funds Individual Retirement Account (“Foundation IRA®”) established by a participant from a group retirement plan or a member of their household distributed by an affiliate of the Manager; and (ii) purchases in a Foundation IRA require a minimum initial investment of $5,000 per Fund. Delaware Funds reserve the right to modify or terminate these arrangements at any time.

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Additional Class A shares of a Fund may be purchased at NAV by existing shareholders or certain participants who were in a certain legacy group plan as of June 30, 2014 and who were transferred to a certain legacy group plan as of July 1, 2014, where participants of such legacy group plan were eligible for purchasing shares at NAV under a predecessor fund’s eligibility requirements set by the predecessor fund’s company.

Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent or financial intermediary of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The minimum initial purchase amount to establish a letter of intent is $1,000. The Funds will no longer accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent or financial intermediary may surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charges otherwise applicable. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Funds and of any class of any of the other Delaware Funds previously purchased and still held as of the date of their letter of intent toward the completion of such letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. For purposes of satisfying an investor’s obligation under a letter of intent, Class C shares of the Funds and the corresponding classes of shares of other Delaware Funds that offer such shares may be aggregated with Class A shares of the Funds and the corresponding class of shares of the other Delaware Funds received as the result of a merger or reorganization of a predecessor fund. Please note that for purposes of satisfying an investor’s obligation under a letter of intent entered into by a purchaser of shares received as the result of a merger or reorganization of a predecessor fund such investor may not be able to aggregate shares not received as the result of a merger or reorganization of a predecessor fund with shares received as the result of a merger or reorganization of a predecessor fund. Your financial intermediary may have different procedures for administering this feature.

Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. Your financial intermediary may have different procedures for administering this feature.

The privilege also extends to all purchases made at one time by any of the following:

•
an individual

•
an individual and his or her spouse, or equivalent, if recognized under local law, such as civil union, common law marriage, or domestic partnership

•
a parent, stepparent, or legal guardian, and their children or stepchildren who are under the age of 21

•
a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

You may also be entitled to additional reduced front-end sales charges due to shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm.

To ensure that you receive available reduced front-end sales charges, you must advise your broker-dealer or your financial intermediary of all eligible accounts and shares that can be aggregated with your own accounts for right of accumulation purposes as well as your desire to enter into a letter of intent (if applicable). If you or your broker dealer or financial intermediary do not let the Funds know that you are eligible for a waiver or reduction, you may not receive a reduction to the front-end sales charges to which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all eligible accounts.

Right of Accumulation: In determining the availability of the reduced front-end sales charge on Class A shares, purchasers may also combine any subsequent purchases of Class A shares and Class C shares of the Funds, as well as shares of any other class of any of the other Delaware Funds that offer such classes (except shares of any Delaware Fund that do not carry a front-end sales charge, CDSC, or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A shares of Delaware U.S. Growth Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional Class A shares of the Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A shares in the Prospectuses to determine the applicability of the right of accumulation to their particular circumstances. Your financial intermediary may have different procedures for administering this feature.

12-Month Reinvestment Privilege: Holders of Class A shares of the Funds (and of the Institutional Class shares of the Funds holding shares that were acquired through an exchange from one of the other Delaware Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Funds or in the same Class of any of the other Delaware Funds. In the case of Class A shares, the reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to

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applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in Delaware Funds offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares. The reinvestment privilege does not extend to a redemption of Class C shares.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

Any reinvestment directed to a Delaware Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Delaware Fund, including charges and expenses.

Investors should consult their financial intermediaries or the Transfer Agent, which also serves as the Funds’ shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans: Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Profit Sharing, Pension, and 401(k) Defined Contribution Plans) that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A shares set forth in the table in the Prospectuses, based on total plan assets. If a company has more than one plan investing in Delaware Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Funds at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to nonretirement Delaware Funds investment accounts if they so notify the Fund or financial intermediary in which they are investing in connection with each purchase. See “Retirement Plans for the Retail Classes” under “Investment Plans” below for information about retirement plans. This feature is dependent on your financial intermediary’s right of accumulation policies.

The Limited CDSC may be generally applicable to any redemptions of NAV purchases made on behalf of a group investment plan on which a dealer’s commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Fund. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

Investment Plans

Reinvestment Plan

Unless otherwise designated by shareholders in writing, dividends and distributions, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder’s account on that date.

Reinvestment of Dividends in other Delaware Funds

Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, shareholders may be able to automatically reinvest dividends and/or distributions in any of the other Delaware Funds, including the Funds, in states where their shares may be sold. However, if you received shares as the result of a merger or reorganization of a predecessor fund, you may not be able to reinvest your dividends at the current time. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

Subject to the following limitations, dividends and/or distributions from other Delaware Funds may be invested in shares of the Funds, provided an account has been established. Dividends from Class A shares may only be directed to other Class A shares, dividends from Class C shares may only be directed to other Class C shares, dividends from Institutional Class shares may only be directed to other Institutional Class shares, dividends from Class R shares may only be directed to other Class R shares, and dividends from Class R6 shares may only be directed to other Class R6 shares.

Compensation to Financial Intermediaries — Dividend and Capital Gains

Dividends and capital gains on Class C shares may be reinvested at NAV, however the Distributor will not compensate the financial intermediaries on the shares resulting from the dividends or capital gains at the time of reinvestment. Shares resulting from dividends and capital gains must age 12 months following the reinvestment date, and Rule 12b-1 Plan fees will be paid to the financial intermediary in the 13th month following the reinvestment date.

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Investing by Exchange

If you have an investment in another Delaware Fund, you may be able to exchange part or all of your investment into shares of the Funds. If you received shares as the result of a merger or reorganization of a predecessor fund, you may not be able to exchange shares of the predecessor fund into other Delaware Funds at the current time. See “Redemption and Exchange—Limitations on Exchange”. If you wish to open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Funds’ Prospectuses. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing by Electronic Fund Transfer

Direct Deposit Purchase Plan: Investors may arrange for the Funds to accept direct deposits for investment through an agent bank, preauthorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks. If you participate in a direct deposit purchase plan for an account held directly with the Funds’ transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchases.

Automatic Investing Plan: Shareholders may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Fund accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT. If you participate in an automatic investment program for an account held directly with the Funds’ transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with automatic investment program purchases.

Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

Direct Deposit Purchase by Mail

Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Funds will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service

You or your financial intermediary may request purchases of Fund shares by phone using the on demand service. When you authorize the Funds to accept such requests from you or your financial intermediary, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option

Shareholders can use the systematic exchange option to invest in the Funds through regular liquidations of shares in their accounts in other Delaware Funds subject to certain limitations. See “Redemption and Exchange—Limitations on Exchange”. Shareholders may elect to invest in one or more of the other Delaware Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund, unless you received shares as the result of a merger or reorganization of a predecessor fund, in which case there will be no minimum) to be liquidated from their account and invested automatically into other Delaware Funds, subject to the conditions and limitations set forth in the Prospectuses. The investment will be

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Investment Plans

made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

Periodic investment through the systematic exchange option does not ensure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in the systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

Retirement Plans for the Retail Classes

An investment in the Funds may be suitable for tax-deferred retirement plans, such as: traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans. In addition, the Funds may be suitable for use in Roth IRAs and Coverdell ESAs. For further details concerning these plans and accounts, including applications, contact your financial intermediary. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

The CDSC may be waived on certain redemptions of Class C shares. See the Prospectuses for a list of the instances in which the CDSC is waived.

Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by the Custodian, the Transfer Agent, other affiliates of the Manager, and others that provide services to such Plans.

Certain shareholder investment services available to nonretirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class shares or Class R6 shares. For additional information, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Determining Offering Price and Net Asset Value

Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Orders for purchases and redemptions of all of the Funds’ other share classes are effected at the NAV per share next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. See “Distributor” under “Investment Manager and Other Service Providers” above. Financial intermediaries are responsible for transmitting orders promptly.

The offering price for Class A shares consists of the NAV per share plus any applicable sales charges. Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00 pm, Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day’s NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Funds’ next Business Day. See “Calculating share price” and “How to redeem shares” in the Prospectuses.

The NAV per share for each share class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining each Fund’s total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/ counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, CMOs, CMBS, and US government agency MBS, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying

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investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. A Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.

Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

Each Class of a Fund will bear, pro rata, all of the common expenses of the Fund. The NAVs of all outstanding shares of each Class of a Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro rata basis by each outstanding share of a Class, based on each Class’s percentage in that Fund represented by the value of shares of such Classes, except that Institutional Class and Class R6 shares will not incur any of the expenses under the Trust’s Rule 12b-1 Plans, while the Retail Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans, and Class R6 shares will not incur any expenses related to service fees, sub-accounting fees, and/or subtransfer agency fees paid to any broker, dealer, or other financial intermediaries. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of a Fund will vary.

Redemption and Exchange

General Information

You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See “How to redeem shares” in the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class C shares, and, if applicable, the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide the name of the Delaware Fund, your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Delaware Funds by Macquarie Service Center at 800 523-1918. The Funds may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

Orders for the repurchase of Fund shares that are submitted to the Delaware Fund prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the financial intermediary from the shareholder prior to the time the offering price and NAV are determined on such day. The financial intermediary has the responsibility of transmitting orders to the Delaware Fund promptly. Such repurchase is then settled as an ordinary transaction with the financial intermediary (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Funds or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

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Redemption and Exchange

The Funds will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Funds will honor redemption requests as to shares for which a check was tendered as payment, but the Funds will not mail or wire the proceeds until they are reasonably satisfied that the purchase check has cleared, which may take up to 15 calendar days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, the Funds will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Funds or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practical, or it is not reasonably practical for the Funds to fairly value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Funds may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

The value of each Fund’s investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Funds may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below. Class C shares are subject to CDSCs as described under “Contingent Deferred Sales Charge — Class C shares” under “Purchasing Shares” above and in the Prospectuses. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Retail Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

Holders of Class C shares that exchange their shares (“Original Shares”) for shares of other Delaware Funds (in each case, “New Shares”) in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. In the case of Class C shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this SAI. In an exchange of Class C shares, a Fund’s CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class C shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class C shares for a longer period of time than if the investment in New Shares were made directly.

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. Class C shares acquired by exchange will continue to carry the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class C shares acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion to Class A shares of a fund. Holders of Class R shares of the Funds are permitted to exchange all or part of their Class R shares only for Class R shares of other Delaware Funds or, if Class R shares are not available for a particular fund, for the Class A shares of such fund. To open an account by exchange, call your financial intermediary or the Delaware Funds by Macquarie Service Center at 800 523-1918.

Permissible exchanges into Class A shares of the Funds will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class C shares will be made without the imposition of a CDSC by the Delaware Fund from which the exchange is being made at the time of the exchange.

Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.

The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Funds will consider anyone who follows a pattern deemed market timing in any Delaware Fund to be a market

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timer. Your ability to use the Funds’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. See the Funds’ Prospectuses for more information on their market timing policies.

Limitations on Exchanges

If you received shares as the result of a merger or reorganization, you may not be able to exchange shares of your Fund into other Delaware Funds at the current time.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI.

Written Redemption

You can write to the Funds (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to redeem some or all of your shares. The request must be signed by all owners of the account. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued.

Written Exchange

You may also write to the Funds (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephonic Redemption and Exchange

To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Funds in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days’ written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

The Funds and their Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of personal identification). Also, shareholders should verify their trade confirmations immediately upon receipt. Telephone instructions received by a Fund are generally recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the Delaware Fund into which your shares are being exchanged.

Telephone Redemption — Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your financial intermediary (where applicable) can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

Telephone Redemption — Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to

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your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Call the Delaware Funds by Macquarie Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange: The telephone exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your financial intermediary can exchange your shares into other Delaware Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Funds, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions into and out of the Delaware Funds. Telephone exchanges may be subject to limitations as to amount or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service

You or your financial intermediary may request redemptions of Fund Class shares by phone using the on demand service. When you authorize the Funds to accept such requests from you or your financial intermediary, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans

Shareholders who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply to investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long term or short term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Funds must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Funds or is investing in Delaware Funds that do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan was established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan was established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Prospectuses for more information about the waiver of CDSCs.

An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to

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four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Contingent Deferred Sales Charges for Certain Redemptions of Class A shares Purchased at Net Asset Value

For purchases of $1 million or more, a Limited CDSC will be imposed on certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) according to the following schedule: (i) 1.00% if shares are redeemed during the first year after the purchase; and (ii) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission described above in “Dealer’s Commission” under “Purchasing Shares.”

The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A shares being redeemed; or (ii) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

Redemptions of such Class A shares held for more than the holding period, as set forth in the Prospectuses, will not be subject to the Limited CDSC and an exchange of such Class A shares into another Delaware Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. If shares are exchanged into another Fund, the CDSC and the holding period used to calculate it will carry over to the new Fund with one exception. If the exchange is into Class A shares of Delaware Government Cash Management Fund, the holding period used to calculate the CDSC will be tolled on such shares as long as they remain in Delaware Government Cash Management Fund, the holding period will resume if the shares are exchanged back into a load Fund, and the CDSC will be imposed if the shares are redeemed from Delaware Government Cash Management Fund. In order to ensure that the holding period and CDSC are properly computed on shares that are exchanged into Government Cash Management Fund, the Funds will create a separate account to hold such exchanged shares. This account will not be entitled to draft check or expedited redemption privileges. The Limited CDSC is assessed if such holding period is not satisfied irrespective of whether the redemption triggering its payment is of Class A shares of the Funds or Class A shares acquired in the exchange.

In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges

Please see the Prospectuses for instances in which the Limited CDSC applicable to Class A shares and the CDSC applicable to Class C shares may be waived. The Limited CDSC applicable to Class A shares and the CDSC applicable to Class C shares are waived in instances such as a qualified distribution or due to death of the account holder/joint account holder. The qualified distribution waiver age is 70.5 and there is no CDSC death waiver time period. However, the CDSC death waiver only applies to shares purchased prior to the death of the account owner/joint account owner.

As disclosed in the Prospectuses, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

•
The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and Retired Financial Services, Inc. (“RFS”) served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

•
The redemption must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program, provided that (i) RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program and (ii) RFS provided fully bundled retirement plan services and maintained participant records on its proprietary recordkeeping system.

•
Class C shares that are or were held in a qualified retirement plan account serviced by third-party administrators will not be subject to a CDSC upon the redemption of such shares regardless of the length of time the shares were held by the shareholder.

Distributions and Taxes

Distributions

The following supplements the information in the Prospectuses.

The policy of the Trust is to distribute substantially all of each Fund’s net investment income and net realized capital gains, if any, in the amount and at the times that will allow a Fund to avoid incurring any material amounts of federal income or excise taxes.

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Each Class of shares of a Fund will share proportionately in its investment income and expenses, except that each Retail Class alone will incur distribution fees under its respective Rule 12b-1 Plan.

All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class of the Fund at NAV, unless otherwise designated in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder’s election to receive dividends in cash. If such a shareholder’s dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

Any check in payment of dividends or other distributions that cannot be delivered by the US Postal Service or that remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current NAV and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder’s account the costs of the Fund’s efforts to locate the shareholder if the shareholder’s mail is returned by the US Postal Service or the Fund is otherwise unable to locate the shareholder or verify the shareholder’s mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

This “Distributions and Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•
Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•
Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Fund Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be

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liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions — Distributions of capital gains” below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased US withholding taxes. See, “Non-US Investors — Capital gain dividends” and “— Interest-related dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions — Distributions of capital gains” below). A “qualified late year loss” includes:

(i)

any net capital loss incurred after Oct. 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after Oct. 31 of the current taxable year (“post-October capital losses”), and

(ii)

the sum of (1) the excess, if any, of (a) specified losses incurred after Oct. 31 of the current taxable year, over (b) specified gains incurred after Oct. 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after Dec. 31 of the current taxable year, over (b) the ordinary income incurred after Dec. 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in October, the amount of qualified late year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have

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shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% nondeductible excise tax, the Fund must distribute by Dec. 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on Oct. 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” that would be properly taken into account for the portion of the calendar year after Oct. 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on Jan. 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The US has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “— Qualified dividend income for individuals” and “— Dividends-received deduction for corporations.”

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Fund Transactions — Investments in US REITs” below).

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the US, or (ii) are eligible for benefits under certain income tax treaties with the US that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the US. Both the Fund and the

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investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed income securities, US REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under 2017 legislation, commonly known as the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Proposed regulations issued by the IRS, which can be relied upon currently, enable the Portfolio to pass through the special character of “qualified REIT dividends” to its shareholders. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See, “Tax Treatment of Fund Transactions — Securities lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Under the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

US government securities. Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other

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obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on Dec. 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges, and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after Jan. 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

When required to report cost basis, the Fund will calculate it using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Please refer to the Fund’s website at delawarefunds.com for additional information.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by Jan. 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

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Conversion of shares into shares of the same Fund. The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. Thus, the following transactions generally will be tax-free for federal income tax purposes:

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the automatic conversion of Class C shares into Class A shares of the same Fund approximately ten years after purchase,

•
the exchange of Class A shares for Institutional Class shares of the same Fund by certain Programs,

•
the exchange of Class C shares for Class A shares or Institutional Class shares of the same Fund by certain Programs, and

•
the exchange of Institutional Class shares for Class A shares or Class C shares of the same Fund by certain shareholders of Institutional Class shares who cease participation in a Program.

However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Fund Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or payment-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements, and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed

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under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs. A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT’s cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Fund Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-US Investors — Investment in US real property” below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs. While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in “PFIC

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investments.” Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the US, which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a US REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the

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tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•
provide your correct social security or taxpayer identification number,

•
certify that this number is correct,

•
certify that you are not subject to backup withholding, and

•
certify that you are a US person (including a US resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the “Non-US Investors” heading below.

Non-US Investors. Non-US investors (shareholders who, as to the US, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general. The US imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on the disposition of US real property interests (see the discussion below), are not subject to US withholding tax unless you are a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain US real property interests (see the discussion below), are not subject to US withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business. If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-US persons subject to US tax on the disposition of a US real property interest (“USRPI”) as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including US REITs, which may trigger FIRPTA gain to the Fund’s non-US shareholders.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in US REITs and other US real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-US shareholder owns more than 5% of a class of

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Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-US shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to US withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident US income tax return. In addition, even if the non-US shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

FIRPTA “wash sale” rule. If the Fund is a qualified investment entity that is domestically controlled (i.e. less than 50% in value of the Fund has been owned directly or indirectly by non-US shareholders during the 5-year period ending on the date of disposition) and a non-US shareholder of the Fund (i) disposes of his interest in the Fund during the 30-day period preceding a FIRPTA distribution, (ii) acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the FIRPTA distribution, and (iii) does not in fact receive the FIRPTA distribution in a manner that subjects the non-US shareholder to tax under FIRPTA, then the non-US shareholder is required to pay US tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain.

Gain on sale of Fund shares as FIRPTA gain. In addition, a sale or redemption of Fund shares will be FIRPTA gain to a non-US shareholder if the non-US shareholder owns more than 5% of a class of shares in the Fund and the Fund is otherwise considered a USRPHC, i.e. 50% or more of the Fund’s assets consist of (1) more than 5% interests in publicly traded companies that are USRPHC, (2) interests in non-publicly traded companies that are USRPHC, and (3) interests in US REITs that are not controlled by US shareholders where the REIT shares are either not publicly traded or are publicly traded and the Fund owns more than 10%.

In the unlikely event that the Fund meets the requirements described above, the gain will be taxed as income “effectively connected with a US trade or business.” As a result, the non-US shareholder will be required to pay US income tax on such gain and file a nonresident US income tax return.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s US situs assets are below this threshold amount.

US tax certification rules. Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the US and the shareholder’s country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or nonfinancial foreign entities (“NFFE”). After Dec. 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and

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disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of US federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income, and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Performance Information

To obtain the Funds’ most current performance information, please call 800 523-1918 or visit our website at delawarefunds.com/performance.

Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.

Financial Statements

PricewaterhouseCoopers LLP (“PwC”), which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in each Fund’s Annual Report. The Funds’ Statements of Assets and Liabilities, Schedules of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the reports of PwC, the independent registered public accounting firm, for the fiscal year ended Oct. 31, 2019, are included in the Funds’ Annual Reports to shareholders. The financial statements and Financial Highlights, the notes relating thereto and the reports of PwC listed above are incorporated by reference from the Annual Reports into this SAI.

Principal Holders

As of Jan. 31, 2020, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. Management does not have knowledge of beneficial owners.

The Manager and its affiliates may provide the initial seed capital in connection with the creation of a Delaware Funds product, such as Delaware Global Real Estate Opportunities Fund. To the extent that the Manager or its affiliates maintain such seed capital in a Delaware Funds product, the Manager or its affiliates may engage in a total return swap or other hedge on its investment for the sole purpose of limiting the volatility of earnings of the Manager and its corporate parents. Neither the Manager nor its affiliates seek to profit by hedging the seed-capital investments in the Delaware Funds products, and the total return swap or other hedge is not expected to have any effect on the investment performance of any Delaware Funds products.

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Class	Name and Address of Account	Percentage
Delaware Diversified Income Fund Class A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	8.92%
	NATIONAL FINANCIAL SERVICES LLC FBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	19.52%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMIN SEC 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	16.16%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.36%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.55%
	UBS WM USA SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	5.08%
Delaware Diversified Income Fund Class C	NATIONAL FINANCIAL SERVICES LLC FBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	13.12%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMIN SEC 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	20.04%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.88%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	8.68%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.93%

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Principal Holders

Class	Name and Address of Account	Percentage
	UBS WM USA SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	11.85%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.00%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	7.39%
Delaware Diversified Income Fund Class R	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111	6.48%
	HARTFORD LIFE INSURANCE CO SEPARATE ACCOUNTS ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	22.23%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMIN SEC 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	17.88%
Delaware Diversified Income Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.59%
	NATIONAL FINANCIAL SERVICES LLC FBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	16.94%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMIN SEC 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	9.76%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	22.02%

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Class	Name and Address of Account	Percentage
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.05%
	UBS WM USA SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	11.03%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.54%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.57%
Delaware Diversified Income Fund Class R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	5.61%
	GREAT-WEST TRUST CO LLC TTEE RECORDKEEPING FOR VARIOUS BENEFITS 8525 E ORCHARD RD C/O MUTUAL FUND TRADING GREENWOOD VILLAGE CO 80111	12.10%
	LINCOLN RETIREMENT SERVICES CO FBO METHODE ELCTRCS 401K PLAN PO BOX 7876 FORT WAYNE IN 46801-7876	12.82%
	STATE STREET BANK AND TRUST TTEE CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	11.56%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 300 MORETON COMPANIES PROFIT 101 SOUTH 200 EAST STE 300 SALT LAKE CITY UT 84111	14.08%
	GREAT-WEST TRUST CO LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	5.43%

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Principal Holders

Class	Name and Address of Account	Percentage
	DCGT AS TTEE CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392	5.96%
Delaware U.S. Growth Fund Class A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	8.17%
	NATIONAL FINANCIAL SERVICES LLC FBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	10.32%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	6.87%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.91%
Delaware U.S. Growth Fund Class C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	11.22%
	NATIONAL FINANCIAL SERVICES LLC FBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	5.53%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMIN SEC 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	17.74%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.86%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	26.30%

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Class	Name and Address of Account	Percentage
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.66%
Delaware U.S. Growth Fund Class R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMIN SEC 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	41.46%
	RELIANCE TRUST COMPANY FBO HPC LLP RSP PO BOX 28004 ATLANTA GA 30358	11.04%
	ASCENSUS TRUST COMPANY FBO GATER INDUSTRIES P.O. BOX 10758 FARGO ND 58106	6.76%
Delaware U.S. Growth Fund Institutional Class	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	8.89%
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	32.78%
	WELLS FARGO BANK FBO WELLS FARGO BANK PLAN 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1151	45.33%
Delaware U.S. Growth Fund Class R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	21.39%
	GREAT-WEST TRUST CO LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	12.62%
	VANGUARD FIDUCIARY TR COMPANY 400 DEVON PARK DRIVE 123 WAYNE PA 19087-1816	61.36%
Delaware Global Real Estate Opportunities Fund Class A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	22.71%
	NATIONAL FINANCIAL SERVICES LLC FBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	22.51%

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Principal Holders

Class	Name and Address of Account	Percentage
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.63%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.29%
Delaware Global Real Estate Opportunities Fund Class C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	28.46%
	NATIONAL FINANCIAL SERVICES LLC FBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	5.26%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMIN SEC 4800 DEER LAKE DR E FL2 JACKSONVILLE FL 32246-6484	10.28%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.58%
	AMERICAN ENTERPRISE INVESTMENT SERVICES 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	14.80%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.33%
Delaware Global Real Estate Opportunities Fund Class R	MATRIX TRUST COMPANY CUST FBO APACHE LOGISTICS RETIREMENT PLAN 717 17TH STREET STE 1300 DENVER CO 80202	9.77%
	MID ATLANTIC TRUST COMPANY FBO QUALITY ARCHERY DESIGNS 401(K) PLAN 1251 WATERFRONT PLACE STE 525 PITTSBURGH PA 15222	5.48%
	MATRIX TRUST COMPANY CUST FBO PRIME MAINTENANCE CO 401(K) PLAN 717 17TH STREET STE 1300 DENVER CO 80202	16.28%

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Class	Name and Address of Account	Percentage
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ROGER M GIULIANI DDS PC PROFIT SHARING PLAN 717 17TH STREET STE 1300 DENVER CO 80202	65.32%
Delaware Global Real Estate Opportunities Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	31.58%
	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	6.38%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	43.52%

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Appendix A — Description of Ratings

Corporate Obligation Ratings

Moody’s Investment Grade

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

Moody’s Below Investment Grade

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Investment Grade

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

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C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody’s

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P’s ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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PART C
(Delaware Group® Adviser Funds)
File Nos. 033-67490/811-07972
Post-Effective Amendment No. 64

OTHER INFORMATION

Item 28.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:

	(a)	Articles of Incorporation.

(1)	Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 12 filed November 22, 1999.

	(i)	Executed Certificate of Amendment (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-146274 filed September 24, 2007.

	(ii)	Executed Certificate of Amendment (February 26, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 30, 2009.

	(iii)	Executed Certificate of Amendment (August 18, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 29 filed December 30, 2009.

	(iv)	Executed Certificate of Amendment (May 21, 2015) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 25, 2016.

(2)	Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post- Effective Amendment No. 12 filed November 22, 1999.

(b)	By-Laws. Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 53 February 25, 2016.

(c)	Instruments Defining Rights of Security Holders. None other than those contained in Exhibits (a) and (b).

(d)	Investment Advisory Contracts.

(1)	Executed Investment Management Agreement (January 4, 2010) between Delaware Management Company (a series of Macquarie Investment Management Business Trust, formerly, Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 30 filed February 26, 2010.

(i) Executed Amendment No. 3 (December 31, 2013) to Exhibit A of the Investment Management Agreement incorporated into this filing by reference to Post-Effective Amendment No. 49 filed February 28, 2014.

(2)	Executed Sub-Advisory Agreement (June 1, 2016) between Jackson Square Partners, LLC and Delaware Management Company (a series of Macquarie Investment Management Business Trust, formerly, Delaware Management Business Trust) relating to Delaware U.S. Growth Fund incorporated into this filing by reference to Post-Effective Amendment No. 57 filed February 28, 2017.

(3)	Executed Sub-Advisory Agreement (May 30, 2019) between Macquarie Funds Management Hong Kong Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) attached as Exhibit No. EX-99.d.3.

(i)	Executed Amendment No. 1 (December 6, 2019) to Schedule 1 of the Sub-Advisory Agreement between Macquarie Funds Management Hong Kong Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) attached as Exhibit No. EX-99.d.3.i.

(4)	Executed Sub-Advisory Agreement (May 30, 2019) between Macquarie Investment Management Global Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) attached as Exhibit No. EX-99.d.4.

(i) Executed Amendment No. 1 (December 6, 2019) to Schedule 1 of the Sub-Advisory Agreement between Macquarie Investment Management Global Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) attached as Exhibit No. EX-99.d.4.i

(5)	Executed Investment Advisory Expense Limitation Letter (February 25, 2020) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant attached as Exhibit No. EX-99.d.5.

(e)	Underwriting Contracts.

	(1)	Distribution Agreements.

(i) Executed Amended and Restated Distribution Agreement (February 25, 2016) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 57 filed February 28, 2017.

	(2)	Form of Dealer’s Agreement incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2019.

	(3)	Form of Registered Investment Advisers Agreement incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2019.

	(4)	Form of Bank/Trust Agreement incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2019.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	Custodian Agreements.

(1)	Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 28 filed February 27, 2009.

	(i)	Executed Amendment (January 1, 2014) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 51 filed February 27, 2015.

	(ii)	Executed Amendment No. 2 (July 1, 2017) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 59 filed February 28, 2018.

(2)	Executed Securities Lending Authorization Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 (File No. 333-146274) filed February 20, 2008.

	(i)	Executed Amendment (September 22, 2009) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 32 filed February 28, 2011.

	(ii)	Executed Amendment No. 2 (January 1, 2010) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 30 filed February 26, 2010.

(h)	Other Material Contracts.

	(1)	Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 17 filed December 28, 2001.

		(i)	Executed Letter Amendment (August 23, 2002) to the Shareholder Services Agreement incorporated into this filing by reference to the Registration Statement Form on N-14 (333-109743) filed October 16, 2003.

		(ii)	Executed Amendment No. 3 (December 31, 2013) to Schedule A to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 49 filed February 28, 2014.

		(iii)	Executed Amended and Restated Schedule B (July 1, 2018) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2019.

		(iv)	Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 51 filed February 27, 2015.

(2)	Executed Amended and Restated Fund Accounting and Financial Administration Services Agreement (January 1, 2014) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 49 filed February 28, 2014.

	(i)	Executed Amendment No. 1 (July 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 59 filed February 28, 2018.

(3)	Executed Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (January 1, 2014) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 49 filed February 28, 2014.

	(i)	Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Amended and Restated Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 51 filed February 27, 2015.

	(ii)	Executed Amendment No. 1 (September 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 59 filed February 28, 2018.

(i)	Legal Opinion.

	(1)	Opinion and Consent of Counsel (June 28, 2002) with respect to Delaware Diversified Income Fund and Delaware U.S. Growth Fund incorporated into this filing by reference to Post-Effective Amendment No. 19 filed June 28, 2002.

	(2)	Opinion and Consent of Counsel (September 7, 2012) with respect to Delaware Global Real Estate Opportunities Fund incorporated into this filing by reference to Post-Effective Amendment No. 45 filed September 7, 2012.

	(3)	Opinion and Consent of Counsel (April 29, 2016) with respect to the Class R6 shares of Delaware Diversified Income Fund and Delaware U.S. Growth Fund incorporated into this filing by reference to Post-Effective Amendment No. 55 filed May 2, 2016.

(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm (February 2020) attached as Exhibit No. EX-99.j.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)	Rule 12b-1 Plan.

(1) Plan under Rule 12b-1 for Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed December 28, 2001.

(2) Plan under Rule 12b-1 for Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed December 28, 2001.

(3) Plan under Rule 12b-1 for Class R (May 15, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 25 filed February 22, 2006.

(n)	Rule 18f-3 Plan.

(1) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (February 28, 2018) incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2019.

(i) Updated Appendix A (October 4, 2019) to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 attached as Exhibit No. EX-99.n.1.i.

(o)	Reserved.

(p)	Codes of Ethics.

(1)	Code of Ethics for Macquarie Investment Management, Delaware Funds® by Macquarie and Optimum Fund Trust (October 1, 2013) incorporated into this filing by reference to Post- Effective Amendment No. 59 filed February 28, 2018.

(2)	Code of Ethics for Jackson Square Partners, LLC (October 2014) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 25, 2016.

(3)	Code of Ethics for Macquarie Funds Management Hong Kong Limited (February 2016) attached as Exhibit No. EX-99.p.3.

(4)	Code of Ethics for Macquarie Investment Management Austria Kapitalanlage AG (August 2018) attached as Exhibit No. EX-99.p.4

(5)	Code of Ethics for Macquarie Investment Management Europe Limited (September 2017) attached as Exhibit No. EX-99.p.5.

(6)	Code of Ethics for Macquarie Investment Management Global Limited (June 2016) attached as Exhibit No. EX-99.p.6.

	(q)	Other.

		(1)	Powers of Attorney (August 20, 2015) incorporated into this filing by reference to Post- Effective Amendment No. 53 filed February 25, 2016.

		(2)	Power of Attorney for Jerome D. Abernathy (December 19, 2018 incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2019.

		(3)	Power of Attorney for Christianna Wood (December 18, 2018) incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2019.

Item 29.	Persons Controlled by or Under Common Control with the Registrant. None.

Item 30.	Indemnification. Article VII, Section 2 (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-146274) filed September 24, 2007. Article VI of the Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 25, 2016.

Item 31.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Macquarie Investment Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Funds® by Macquarie (the “Delaware Funds”) (Delaware Group® Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Pooled® Trust, Delaware VIP® Trust, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Enhanced Global Dividend and Income Fund) and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees and/or officers of other Delaware Funds and Optimum Fund Trust. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Funds.

Unless otherwise noted, the following persons serving as directors or officers of the Manager have held the following positions during the Trust’s past two fiscal years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Shawn Lytle	President since June	President/Chief	Mr. Lytle has served in
	2015	Executive	various executive capacities
		Officer/Trustee	within Macquarie
		since June 2015	Investment Management
Roger A. Early	Executive Vice	Executive Vice	Mr. Early has served in
	President/Executive	President/Executive	various capacities within
	Director, Global Co-	Director, Global Co-	Macquarie Investment
	Head of Fixed Income	Head of Fixed	Management
Income
John Leonard	Executive Vice	Executive Vice	Mr. Leonard has served in
	President/Global Chair	President/Global	various executive capacities
	of Equities	Chair of Equities	within Macquarie
Investment Management
David F. Connor	Senior Vice	Senior Vice	Mr. Connor has served in
	President/General	President/General	various executive capacities
	Counsel/Secretary	Counsel/Secretary	within Macquarie
Investment Management

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Senior Vice
President/General
Counsel/Secretary –
Optimum Fund Trust
Brian L. Murray, Jr.	Senior Vice President/	Senior Vice	Mr. Murray has served in
	Global Chief	President/	various capacities within
	Compliance Officer	Global Chief	Macquarie Investment
		Compliance Officer	Management

Senior Vice
President/Global Chief
Compliance Officer –
Optimum Fund Trust
Richard Salus	Senior Vice President	Senior Vice	Mr. Salus has served in
		President/Chief	various capacities within
		Financial Officer	Macquarie Investment
Management

Senior Vice President/Chief
Financial Officer – Optimum
Fund Trust
Daniel V. Geatens	Vice President/ Director	Vice	Mr. Geatens has served in
	of Financial	President/Treasurer	various capacities within
	Administration		Macquarie Investment
Management

Vice President/Treasurer –
Optimum Fund Trust
Alexander Alston	Senior Vice	Senior Vice	Mr. Alston has served in
	President/Co-Head of	President/Co-Head	various capacities within
	Private Placements	of Private	Macquarie Investment
	Analysts	Placements Analysts	Management
Christopher S. Beck	Senior Vice President/	Senior Vice	Mr. Beck has served in
	Chief Investment	President/	various capacities within
	Officer—Small Cap	Chief Investment	Macquarie Investment
	Value/Mid-Cap Value	Officer—Small Cap	Management
	Equity	Value/Mid-Cap
Value Equity
David Brenner	Senior Vice	Senior Vice	Mr. Brenner has served in
	President/Chief	President/Chief	various capacities within
	Administration Officer	Administration	Macquarie Investment
		Officer	Management

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Adam H. Brown	Senior Vice	Senior Vice	Mr. Brown has served in
	President/Senior	President/Senior	various capacities within
	Portfolio Manager/Co-	Portfolio	Macquarie Investment
	Head of High Yield	Manager/Co-Head	Management
of High Yield
Stephen J. Busch	Senior Vice President/	Senior Vice	Mr. Busch has served in
	Global Head of Fund	President/ Global	various capacities within
	Services and US	Head of Fund	Macquarie Investment
	Separate Managed	Services and US	Management
	Account Operations	Separate Managed
Account Operations
Michael F. Capuzzi	Senior Vice President/	Senior Vice	Mr. Capuzzi has served in
	Head of Investment	President/	various capacities within
	Operations	Head of Investment	Macquarie Investment
		Operations	Management
Liu-Er Chen	Senior Vice President/	Senior Vice	Mr. Chen has served in
	Chief Investment	President/ Chief	various capacities within
	Officer, Emerging	Investment Officer,	Macquarie Investment
	Markets and Healthcare	Emerging Markets	Management
and Healthcare
Craig C. Dembek	Senior Vice President/	Senior Vice	Mr. Dembek has served in
	Head of Credit Research	President/ Head of	various capacities within
		Credit Research	Macquarie Investment
Management
Joseph Devine	Senior Vice President/	Senior Vice	Mr. Devine has served in
	Chief Investment	President/ Chief	various capacities within
	Officer, Global Ex U.S.	Investment Officer,	Macquarie Investment
	Equities	Global Ex U.S.	Management
Equities
Brad Frishberg	Senior Vice President/	Senior Vice	Mr. Frishberg has served in
	Chief Investment	President/ Chief	various capacities within
	Officer, Global Listed	Investment Officer,	Macquarie Investment
	Infrastructure	Global Listed	Management
Infrastructure
W. Alexander Ely	Senior Vice President/	Senior Vice	Mr. Ely has served in
	Chief Investment	President/ Chief	various capacities within
	Officer, Small/Mid-Cap	Investment Officer,	Macquarie Investment
	Growth Equity	Small/Mid-Cap	Management
Growth Equity

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Stuart M. George	Senior Vice	Senior Vice	Mr. George has served in
	President/Head of	President/Head of	various capacities within
	Equity Trading	Equity Trading	Macquarie Investment
Management
J. David Hillmeyer	Senior Vice	Senior Vice	Mr. Hillmeyer has served in
	President/Senior Portfolio	President/Senior	various capacities within
	Manager	Portfolio Manager	Macquarie Investment
Management
James L. Hinkley	Senior Vice President/	Senior Vice	Mr. Hinkley has served in
	Head of Global Product	President/	various capacities within
	Development	Head of Global	Macquarie Investment
		Product	Management
Development
Kashif Ishaq	Senior Vice	Senior Vice	Mr. Ishaq has served in
	President/Head of	President/Head of	various capacities within
	Investment Grade	Investment Grade	Macquarie Investment
	Corporate Bond Trading	Corporate Bond	Management
Trading
Alexander Kozhemiakin	Senior Vice	Senior Vice	Mr. Kozhemiakin has served
	President/Head of	President/Head of	in various capacities within
	Emerging Markets Debt	Emerging Markets	Macquarie Investment
		Debt	Management
Frank G. LaTorraca	Senior Vice	Senior Vice	Mr. LaTorraca has served in
	President/Co-Head of	President/Co-Head	various capacities within
	Private Placements	of Private	Macquarie Investment
		Placements	Management
John P. McCarthy	Senior Vice	Senior Vice	Mr. McCarthy has served in
	President/Senior	President/Senior	various capacities within
	Portfolio Manager/Co-	Portfolio	Macquarie Investment
	Head of High Yield	Manager/Co-Head	Management
of High Yield
Brian McDonnell	Senior Vice	Senior Vice	Mr. McDonnell has served
	President/Senior	President/Senior	in various capacities within
	Portfolio	Portfolio	Macquarie Investment
	Manager/Senior	Manager/Senior	Management
	Structured Products	Structured Products
	Analyst	Analyst
Francis X. Morris	Senior Vice	Senior Vice	Mr. Morris has served in
	President/Chief	President/Chief	various capacities within
	Investment Officer, Core	Investment Officer,	Macquarie Investment
	Equity	Core Equity	Management

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Susan L. Natalini	Senior Vice	Senior Vice	Ms. Natalini has served in
	President/Chief	President/Chief	various capacities within
	Operations Officer –	Operations Officer –	Macquarie Investment
	Equity and Fixed	Equity and Fixed	Management
	Income Investments	Income Investments
Philip O. Obazee	Senior Vice	Senior Vice	Mr. Obazee has served in
	President/Head of	President/Head of	various capacities within
	Derivatives	Derivatives	Macquarie Investment
Management
Terrance M. O’Brien	Senior Vice	Senior Vice	Mr. O’Brien has served in
	President/Head of	President/Head of	various capacities with
	Portfolio Analytics	Fixed Income	Macquarie Investment
		Quantitative	Management
Analysis
Department
Mansur Z. Rasul	Senior Vice	Senior Vice	Mr. Rasul has served in
	President/Portfolio	President/Portfolio	various capacities with
	Manager/Head of	Manager/Head of	Macquarie Investment
	Emerging Markets	Emerging Markets	Management
	Credit Trading	Credit Trading
Bradley S. Ritter	Senior Vice	Senior Vice	Mr. Ritter has served in
	President/Co-Head of	President/Co-Head	various capacities with
	Private Placement Group	of Private Placement	Macquarie Investment
		Group	Management
Neil Siegel	Senior Vice	Senior Vice	Mr. Siegel has served in
	President/Chief	President/Chief	various capacities with
	Marketing and Product	Marketing and	Macquarie Investment
	Officer	Product Officer	Management
Derek Skeen	Senior Vice President	Senior Vice	Mr. Skeen has served in
		President	various capacities within
Macquarie Investment
Management
Babak Zenouzi	Senior Vice President/	Senior Vice	Mr. Zenouzi has served in
	Chief Investment Officer	President/	various capacities within
	— Real Estate and	Chief Investment	Macquarie Investment
	Income Securities	Officer — Real	Management
Estate and Income
Securities
Gary T. Abrams	Vice President/Head of	Vice President/Head	Mr. Abrams has served in
	International Equity	of International	various capacities within
	Trading	Equity Trading	Macquarie Investment
Management

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Patricia L. Bakely	Vice President/Chief	Vice President/Chief	Ms. Bakely has served in
	Financial	Financial	various capacities within
	Officer/Treasurer	Officer/Treasurer	Macquarie Investment
Management
Jamie Chiarieri	Vice President/Analyst	Vice	Mr. Chiarieri has served in
		President/Analyst	various capacities within
Macquarie Investment
Management
Anthony G. Ciavarelli	Vice President/Associate	Vice	Mr. Ciavarelli has served in
	General	President/Associate	various capacities within
	Counsel/Assistant	General	Macquarie Investment
	Secretary	Counsel/Assistant	Management
Secretary
Kishor K. Daga	Vice President/	Vice President/	Mr. Daga has served in
	Institutional Account	Institutional	various capacities within
	Services	Account Services	Macquarie Investment
Management
Michael E. Dresnin	Vice President/Associate	Vice	Mr. Dresnin has served in
	General	President/Associate	various capacities within
	Counsel/Assistant	General	Macquarie Investment
	Secretary	Counsel/Assistant	Management
Secretary
Joel A. Ettinger	Vice President/Taxation	Vice President –	Mr. Ettinger has served in
		Taxation	various capacities within
Macquarie Investment
Management
William J. Fink	Vice President/ Deputy	Vice President/	Mr. Fink has served in
	Chief Compliance	Deputy Chief	various capacities within
	Officer	Compliance Officer	Macquarie Investment
Management
Joseph A. Fiorilla	Vice President/Trading	Vice	Mr. Fiorilla has served in
	Operations	President/Trading	various capacities within
		Operations	Macquarie Investment
Management
Denise A. Franchetti	Vice President/Portfolio	Vice	Ms. Franchetti has served in
	Manager/Senior	President/Portfolio	various capacities within
	Research Analyst	Manager/Senior	Macquarie Investment
		Research Analyst	Management
Stephen Hoban	Vice	Vice	Mr. Hoban has served in
	President/Controller	President/Controller	various capacities within
Macquarie Investment
Management

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with Manager	with Registrant	Held
Jerel A. Hopkins	Vice President/Associate	Vice	Mr. Hopkins has served in
	General	President/Associate	various capacities within
	Counsel/Assistant	General	Macquarie Investment
	Secretary	Counsel/Assistant	Management
Secretary
Michael Q. Mahoney	Vice President/ Fund	Vice President/	Mr. Mahoney has served in
	Administration	Fund Administration	various capacities within
Macquarie Investment
Management
Andrew McEvoy	Vice President/Trade	Vice	Mr. McEvoy has served in
	Settlements	President/Trade	various capacities within
		Settlements	Macquarie Investment
Management
Peter T. Pan	Vice President/Head of	Vice President/Head	Mr. Pan has served in
	US SMA Trading	of US SMA Trading	various capacities within
Macquarie Investment
Management
William Speacht	Vice President /Deputy	Vice President	Mr. Speacht has served in
	Chief Compliance	/Deputy Chief	various capacities within
	Officer	Compliance Officer	Macquarie Investment
Management
John C. Van Roden III	Vice President/Head of	Vice President/Head	Mr. Roden has served in
	Municipal Trading	of Municipal	various capacities within
		Trading	Macquarie Investment
Management
Emilia P. Wang	Vice President/Associate	Vice	Ms. Wang has served in
	General	President/Associate	various capacities within
	Counsel/Assistant	General	Macquarie Investment
	Secretary	Counsel/Assistant	Management
Secretary
Lauren Weintraub	Vice President/Equity	Vice	Ms. Weintraub has served in
	Trader	President/Equity	various capacities within
		Trader	Macquarie Investment
Management
Kathryn R. Williams	Vice President/Associate	Vice	Ms. Williams has served in
	General	President/Associate	various capacities within
	Counsel/Assistant	General	Macquarie Investment
	Secretary	Counsel/Assistant	Management
Secretary
Joseph Zalewski	Vice President/Analyst	Vice	Mr. Zalewski has served in
		President/Analyst	various capacities within
Macquarie Investment Management

Jackson Square Partners, LLC (Jackson Square), 101 California Street, Suite 3750, San Francisco, CA 94111, serves as a sub-advisor to Delaware U.S. Growth Fund. Information on the member and officers of Jackson Square set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-79255) is incorporated into this filing by reference.

Macquarie Funds Management Hong Kong Limited (“MFMHKL”), Level 18 One International Finance Centre, One Harbour View Street, Central, Hong Kong, serves as a sub-advisor to Delaware Global Real Estate Opportunities Fund. MFMHKL is an affiliate of the Manager and a part of Macquarie Investment Management (“MIM”). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. Information on the directors and officers of MFMHKL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-76257) is incorporated into this filing by reference.

Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Kaerntner Strasse 28, 1010 Vienna Austria, serves as a sub-advisor to Delaware Diversified Income Fund. MIMAK is an affiliate of the Manager and a part of MIM. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. Information on the directors and officers of MIMAK set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-113118) is incorporated into this filing by reference.

Macquarie Investment Management Europe Limited (“MIMEL”), 28 Ropemaker Street, London, England, serves as a sub-advisor to Delaware Diversified Income Fund. MIMEL is an affiliate of the Manager and a part of MIM. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. Information on the directors and officers of MIMEL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-111954) is incorporated into this filing by reference.

Macquarie Investment Management Global Limited (“MIMGL”), 50 Martin Place, Sydney, Australia, serves as a sub-advisor to Delaware Diversified Income Fund and Delaware Global Real Estate Opportunities Fund. MIMGL is an affiliate of the Manager and a part of MIM. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. Information on the directors and officers of MIMGL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-106854) is incorporated into this filing by reference.

Item 32.	Principal Underwriters.

	(a)	Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Funds® by Macquarie and the Optimum Fund Trust.

	(b)	Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal Business	Positions and Offices with	Positions and Offices with Registrant
Address	Underwriter
Delaware Distributors, Inc.	General Partner	None
Delaware Capital Management	Limited Partner	None
Delaware Investments	Limited Partner	None
Distribution Partner, Inc.
Brett D. Wright	President	None
David Brenner	Senior Vice President	Senior Vice President/Chief
Administration Officer
David F. Connor	Senior Vice President/General	Senior Vice President/ General
	Counsel/Secretary	Counsel/Secretary
Jamie Fox	Senior Vice President	None
Eric S. Kleppe	Senior Vice President/Institutional	None
Client Services
Brian L. Murray, Jr.	Senior Vice President/Chief	Senior Vice President/Chief
	Compliance Officer	Compliance Officer
Susan L. Natalini	Senior Vice President	Senior Vice President/Chief
Operations Officer – Equity and
Fixed Income Investments
Richard Salus	Senior Vice President/	Senior Vice President/Chief
Financial Officer
Neil Siegel	Senior Vice President/Chief	Senior Vice President/Chief
	Marketing and Product Officer	Marketing and Product Officer
Patricia L. Bakely	Vice President/Chief Financial	Vice President/Chief Financial
	Officer/Treasurer	Officer/Treasurer
Christopher J. Calhoun	Vice President	None
Anthony G. Ciavarelli	Vice President/Associate General	Vice President/Associate General
	Counsel/Assistant Secretary	Counsel/Assistant Secretary
Michael Dresnin	Vice President/Associate General	Vice President/Associate General
	Counsel/Assistant Secretary	Counsel/Assistant Secretary
Joel A. Ettinger	Vice President	Vice President/Taxation
Daniel V. Geatens	Vice President	Vice President/Treasurer
John L. Greico	Vice President	None
Robert T. Haenn	Vice President	None
Stephen Hoban	Vice President/Controller	Vice President/Controller
Jerel A. Hopkins	Vice President/Associate General	Vice President/Associate General
	Counsel/Assistant Secretary	Counsel/Assistant Secretary
Rachel Jacobs	Vice President	None

Name and Principal Business	Positions and Offices with	Positions and Offices with Registrant
Address	Underwriter
Konstantine C. Mylonas	Vice President	None
William Speacht	Vice President/Deputy Chief	Vice President/Deputy Chief
	Compliance Officer	Compliance Officer
Stephen R. Shamet	Vice President	None
Barry J. Slawter	Vice President/Retail Marketing &	None
Content Strategy
Emilia P. Wang	Vice President/Associate General	Vice President/Associate General
	Counsel/Assistant Secretary	Counsel/Assistant Secretary
Kathryn R. Williams	Vice President/Associate General	Vice President/Associate General
	Counsel/Assistant Secretary	Counsel/Assistant Secretary
Antoinette C. Robbins	Senior Compliance Officer/Anti-	None
Money Laundering Officer

(c) Not applicable.

Item 33.	Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained by the following entities: Delaware Management Company, Delaware Investments Fund Services Company and Delaware Distributors, L.P. (2005 Market Street, Philadelphia, PA 19103-7094); BNY Mellon Investment Servicing (US) Inc. (4400 Computer Drive, Westborough, MA 01581-1722); and The Bank of New York Mellon (240 Greenwich Street, New York, NY 10286-0001).

Item 34.	Management Services. None.

Item 35.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 27th day of February, 2020.

DELAWARE GROUP ADVISER FUNDS

By:	/s/ Shawn K. Lytle
Shawn K. Lytle
President/Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date
/s/ Shawn K. Lytle		President/Chief Executive Officer	February 27, 2020
Shawn K. Lytle		(Principal Executive Officer) and Trustee

Jerome D. Abernathy	*	Trustee	February 27, 2020
Jerome D. Abernathy

Thomas L. Bennett	*	Chair and Trustee	February 27, 2020
Thomas L. Bennett

Ann D. Borowiec	*	Trustee	February 27, 2020
Ann D. Borowiec

Joseph W. Chow	*	Trustee	February 27, 2020
Joseph W. Chow

John A. Fry	*	Trustee	February 27, 2020
John A. Fry

Lucinda S. Landreth	*	Trustee	February 27, 2020
Lucinda S. Landreth

Frances A. Sevilla-Sacasa	*	Trustee	February 27, 2020
Frances A. Sevilla-Sacasa

Thomas K. Whitford	*	Trustee	February 27, 2020
Thomas K. Whitford

Christianna Wood	*	Trustee	February 27, 2020
Christianna Wood

Janet L. Yeomans	*	Trustee	February 27, 2020
Janet L. Yeomans

Richard Salus	*	Senior Vice President/Chief Financial Officer	February 27, 2020
Richard Salus		(Principal Financial Officer)

*By: /s/ Shawn K. Lytle
Shawn K. Lytle
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney previously filed)

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

EXHIBITS
TO
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Delaware Group® Adviser Funds N-1A)

Exhibit No.	Exhibit
EX-99.d.3	Executed Sub-Advisory Agreement (May 30, 2019) between Macquarie Funds Management Hong Kong Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust)

EX-99.d.3.i	Executed Amendment No. 1 (December 6, 2019) to Schedule 1 of the Sub-Advisory Agreement between Macquarie Funds Management Hong Kong Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust)

EX-99.d.4	Executed Sub-Advisory Agreement (May 30, 2019) between Macquarie Investment Management Global Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust)

EX-99.d.4.i	Executed Amendment No. 1 (December 6, 2019) to Schedule 1 of the Sub-Advisory Agreement between Macquarie Investment Management Global Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust)

EX-99.d.5	Executed Investment Advisory Expense Limitation Letter (February 25, 2020) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant

EX-99.j	Consent of Independent Registered Public Accounting Firm (February 2020)

EX-99.n.1.i	Updated Appendix A (October 4, 2019) to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3

EX-99.p.3	Code of Ethics for Macquarie Funds Management Hong Kong Limited (February 2016)

EX-99.p.4	Code of Ethics for Macquarie Investment Management Austria Kapitalanlage AG (August 2018)

EX-99.p.5	Code of Ethics for Macquarie Investment Management Europe Limited (September 2017)

EX-99.p.6	Code of Ethics for Macquarie Investment Management Global Limited (June 2016)